Free Writing Prospectus	Filed Pursuant to Rule 433
(To the Prospectus dated February 10, 2009, and	Registration No. 333-145845
the Prospectus Supplement dated March 1, 2010)	May 10, 2010

BARCLAYS BANK PLC

Barclays Reverse Convertible NotesSM	All Asset Classes and Structures Under One RoofSM

Terms used in this free writing prospectus are described or defined in the prospectus supplement. The reverse convertible notes (the “Notes”) offered will have the terms described in the prospectus supplement and the prospectus, as supplemented by this free writing prospectus. THE NOTES DO NOT GUARANTEE ANY RETURN OF PRINCIPAL AT MATURITY.

Each reference asset below is in the form of a linked share and represents a separate Note offering. The purchaser of a Note will acquire a security linked to a single linked share (not a basket or index of linked shares). The following terms relate to each separate Note offering:

•	Issuer: Barclays Bank PLC (Rated AA-/Aa3)‡

•	Issue date: May 28, 2010

•	Initial valuation date: May 25, 2010

•	Final valuation date: November 24, 2010

•	Maturity date: November 30, 2010

•	Initial price: Closing price of the linked share on the initial valuation date.

•	Final price: Closing price of the linked share on the final valuation date.

•	Protection price: The protection level multiplied by the initial price, rounded to the nearest cent as appropriate.

•	Interest payment dates: Paid monthly in arrears on the same day of the month as the issue date and calculated on a 30/360 basis, commencing on the month following the issue date.

•	Initial public offering price: 100%

•	Tax allocation of coupon rate:

Deposit income*: TBD

Put premium: The coupon rate minus the deposit income.

‡

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. The ratings mentioned in this paragraph are subject to downward revision, suspension or withdrawal at any time by the assigning rating organization and are not a recommendation to buy, sell or hold securities.

The following terms relate to the specific Note offering for each respective linked share:

Linked Share	Initial Share Price	Page Number	Ticker Symbol	Principal Amount	Coupon Rate*	Protection Level	Percentage Proceeds to Issuer	Aggregate Proceeds to Issuer	Percentage Discount or Commission**	Aggregate Discount or Commission**	Note Issuance#	CUSIP/ ISIN
Alcoa Inc.	TBD	FWP-13	AA	TBD	12.00%	80.0%	TBD	TBD	TBD	TBD	E-5230	06740LUW3/ US06740LUW35
Apple Inc.	TBD	FWP-15	AAPL	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5231	06740LUX1/ US06740LUX18
American Eagle Outfitters, Inc.	TBD	FWP-17	AEO	TBD	9.25%	80.0%	TBD	TBD	TBD	TBD	E-5232	06740LUY9/ US06740LUY90
The AES Corporation	TBD	FWP-19	AES	TBD	9.25%	80.0%	TBD	TBD	TBD	TBD	E-5233	06740LUZ6/ US06740LUZ65
Akamai Technologies, Inc.	TBD	FWP-21	AKAM	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-5234	06740LVA0/ US06740LVA06
AK Steel Holding Corporation	TBD	FWP-23	AKS	TBD	15.25%	70.0%	TBD	TBD	TBD	TBD	E-5235	06740LVB8/ US06740LVB88
Amylin Pharmaceuticals, Inc.	TBD	FWP-25	AMLN	TBD	19.00%	65.0%	TBD	TBD	TBD	TBD	E-5236	06740LVC6/ US06740LVC61
Abercrombie & Fitch Co. (Class A)	TBD	FWP-27	ANF	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-5237	06740LVD4/ US06740LVD45
Alpha Natural Resources, Inc.	TBD	FWP-29	ANR	TBD	11.00%	75.0%	TBD	TBD	TBD	TBD	E-5238	06740LVE2/ US06740LVE28
Anadarko Petroleum Corporation	TBD	FWP-31	APC	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-5239	06740LVF9/ US06740LVF92
Apollo Group, Inc. (Class A)	TBD	FWP-33	APOL	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-5240	06740LVG7/ US06740LVG75
Arena Resources, Inc.	TBD	FWP-35	ARD	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5241	06740LVH5/ US06740LVH58
ArvinMeritor, Inc.	TBD	FWP-37	ARM	TBD	14.00%	75.0%	TBD	TBD	TBD	TBD	E-5242	06740LVJ1/ US06740LVJ15
Baidu, Inc. (American depositary shares)	TBD	FWP-39	BIDU	TBD	9.50%	75.0%	TBD	TBD	TBD	TBD	E-5243	06740LVK8/ US06740LVK87
Peabody Energy Corporation	TBD	FWP-41	BTU	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5244	06740LVL6/ US06740LVL60
Bucyrus International, Inc.	TBD	FWP-43	BUCY	TBD	13.00%	70.0%	TBD	TBD	TBD	TBD	E-5245	06740LVM4/ US06740LVM44
Buffalo Wild Wings, Inc.	TBD	FWP-45	BWLD	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5246	06740LVN2/ US06740LVN27
The Blackstone Group L.P.	TBD	FWP-47	BX	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5247	06740LVP7/ US06740LVP74
Continental Airlines, Inc. (Class B)	TBD	FWP-49	CAL	TBD	16.50%	70.0%	TBD	TBD	TBD	TBD	E-5248	06740LVQ5/ US06740LVQ57
CB Richard Ellis Group, Inc (Class A)	TBD	FWP-51	CBG	TBD	11.00%	75.0%	TBD	TBD	TBD	TBD	E-5249	06740LVR3/ US06740LVR31
Chicago Bridge & Iron Company N.V.	TBD	FWP-53	CBI	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-5250	06740LVS1/ US06740LVS14
Coeur d’Alene Mines Corporation	TBD	FWP-55	CDE	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5251	06740LVT9/ US06740LVT96
Consol Energy Inc.	TBD	FWP-57	CNX	TBD	11.50%	75.0%	TBD	TBD	TBD	TBD	E-5252	06740LVU6/ US06740LVU69
Cree, Inc.	TBD	FWP-59	CREE	TBD	12.50%	75.0%	TBD	TBD	TBD	TBD	E-5253	06740LVV4/ US06740LVV43
Carpenter Technology Corporation	TBD	FWP-61	CRS	TBD	11.50%	75.0%	TBD	TBD	TBD	TBD	E-5254	06740LVW2/ US06740LVW26
CEMEX, S.A.B. de C.V. (American depositary shares)	TBD	FWP-63	CX	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5255	06740LVX0/ US06740LVX09
Delta Airlines, Inc.	TBD	FWP-65	DAL	TBD	14.00%	70.0%	TBD	TBD	TBD	TBD	E-5256	06740LVY8/ US06740LVY81
Dana Holding Corporation	TBD	FWP-67	DAN	TBD	13.50%	70.0%	TBD	TBD	TBD	TBD	E-5257	06740LVZ5/ US06740LVZ56
Dillard’s, Inc. (Class A)	TBD	FWP-69	DDS	TBD	11.00%	75.0%	TBD	TBD	TBD	TBD	E-5258	06740LWA9/ US06740LWA96
Discover Financial Services	TBD	FWP-71	DFS	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5259	06740LWB7/ US06740LWB79
Denbury Resources Inc.	TBD	FWP-73	DNR	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5260	06740LWC5/ US06740LWC52
The Dow Chemical Company	TBD	FWP-75	DOW	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-5261	06740LWD3/ US06740LWD36
DryShips Inc.	TBD	FWP-77	DRYS	TBD	20.00%	75.0%	TBD	TBD	TBD	TBD	E-5262	06740LWE1/ US06740LWE19
Elan Corporation, plc (American depositary shares)	TBD	FWP-79	ELN	TBD	14.50%	75.0%	TBD	TBD	TBD	TBD	E-5263	06740LWF8/ US06740LWF83
EOG Resources, Inc.	TBD	FWP-81	EOG	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5264	06740LWG6/ US06740LWG66
ENSCO International Incorporated (American Depositary Shares)	TBD	FWP-83	ESV	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5265	06740LWH4/ US06740LWH40
Expedia, Inc.	TBD	FWP-85	EXPE	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5266	06740LWJ0/ US06740LWJ06
Ford Motor Company	TBD	FWP-87	F	TBD	9.00%	75.0%	TBD	TBD	TBD	TBD	E-5267	06740LWK7/ US06740LWK78
Freeport-McMoRan Copper & Gold Inc.	TBD	FWP-89	FCX	TBD	9.50%	75.0%	TBD	TBD	TBD	TBD	E-5268	06740LWL5/ US06740LWL51
Fifth Third Bancorp	TBD	FWP-91	FITB	TBD	11.25%	75.0%	TBD	TBD	TBD	TBD	E-5269	06740LWM3/ US06740LWM35
First Solar, Inc.	TBD	FWP-93	FSLR	TBD	11.25%	75.0%	TBD	TBD	TBD	TBD	E-5270	06740LWN1/ US06740LWN18
Forest Oil Corporation	TBD	FWP-95	FST	TBD	12.00%	80.0%	TBD	TBD	TBD	TBD	E-5271	06740LWP6/ US06740LWP65
Fuel Systems Solutions, Inc.	TBD	FWP-97	FSYS	TBD	16.50%	70.0%	TBD	TBD	TBD	TBD	E-5272	06740LWQ4/ US06740LWQ49
Frontier Oil Corporation	TBD	FWP-99	FTO	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5273	06740LWR2/ US06740LWR22
Foster Wheeler AG	TBD	FWP-101	FWLT	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5274	06740LWS0/ US06740LWS05
Corning Incorporated	TBD	FWP-103	GLW	TBD	8.00%	80.0%	TBD	TBD	TBD	TBD	E-5275	06740LWT8/ US06740LWT87
Green Mountain Coffee Roasters, Inc.	TBD	FWP-105	GMCR	TBD	12.50%	75.0%	TBD	TBD	TBD	TBD	E-5276	06740LWU5/ US06740LWU50
The Goodyear Tire & Rubber Company	TBD	FWP-107	GT	TBD	11.25%	75.0%	TBD	TBD	TBD	TBD	E-5277	06740LWV3/ US06740LWV34
The Hartford Financial Services Group, Inc.	TBD	FWP-109	HIG	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5278	06740L2A2/ US06740L2A25
IAMGOLD Corporation	TBD	FWP-111	IAG	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-5279	06740L2B0/ US06740L2B08
IMAX Corporation	TBD	FWP-113	IMAX	TBD	15.50%	70.0%	TBD	TBD	TBD	TBD	E-5280	06740L2C8/ US06740L2C80
International Paper Co.	TBD	FWP-115	IP	TBD	9.50%	75.0%	TBD	TBD	TBD	TBD	E-5281	06740L2D6/ US06740L2D63
The Interpublic Group of Companies, Inc.	TBD	FWP-117	IPG	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5282	06740L2E4/ US06740L2E47
J.C. Penney Company, Inc.	TBD	FWP-119	JCP	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5283	06740L2F1/ US06740L2F12
Jones Apparel Group, Inc.	TBD	FWP-121	JNY	TBD	9.50%	75.0%	TBD	TBD	TBD	TBD	E-5284	06740L2G9/ US06740L2G94
Joy Global Inc.	TBD	FWP-123	JOYG	TBD	14.00%	75.0%	TBD	TBD	TBD	TBD	E-5285	06740L2H7/ US06740L2H77
KeyCorp	TBD	FWP-125	KEY	TBD	14.00%	75.0%	TBD	TBD	TBD	TBD	E-5286	06740L2J3/ US06740L2J34
Leap Wireless International, Inc.	TBD	FWP-127	LEAP	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5287	06740L2K0/ US06740L2K07
Lions Gate Entertainment Corp.	TBD	FWP-129	LGF	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-5288	06740L2L8/ US06740L2L89
Las Vegas Sands Corp.	TBD	FWP-131	LVS	TBD	17.00%	70.0%	TBD	TBD	TBD	TBD	E-5289	06740L2M6/ US06740L2M62
Lexmark International, Inc.	TBD	FWP-133	LXK	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-5290	06740L2N4/ US06740L2N46
Live Nation Entertainment, Inc.	TBD	FWP-135	LYV	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5291	06740L2P9/ US06740L2P93
Macy’s, Inc.	TBD	FWP-137	M	TBD	8.75%	80.0%	TBD	TBD	TBD	TBD	E-5292	06740L2Q7/ US06740L2Q76
Mariner Energy, Inc.	TBD	FWP-139	MEE	TBD	15.00%	70.0%	TBD	TBD	TBD	TBD	E-5293	06740L2R5/ US06740L2R59
MetLife, Inc.	TBD	FWP-141	MET	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5294	06740L2S3/ US06740L2S33
The Mosaic Company	TBD	FWP-143	MOS	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5295	06740L2T1/ US06740L2T16
Marvell Technology Group Ltd.	TBD	FWP-145	MRVL	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-5296	06740L2U8/ US06740L2U88
Morgan Stanley	TBD	FWP-147	MS	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5297	06740L2V6/ US06740L2V61
Myriad Genetics, Inc.	TBD	FWP-149	MYGN	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5298	06740L2W4/ US06740L2W45
Navistar International Corporation	TBD	FWP-151	NAV	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5299	06740L2X2/ US06740L2X28
Nabors Industries Ltd.	TBD	FWP-153	NBR	TBD	9.75%	75.0%	TBD	TBD	TBD	TBD	E-5300	06740L2Y0/ US06740L2Y01
Noble Corporation	TBD	FWP-155	NE	TBD	9.75%	80.0%	TBD	TBD	TBD	TBD	E-5301	06740L2Z7/ US06740L2Z75
Netflix, Inc.	TBD	FWP-157	NFLX	TBD	14.00%	75.0%	TBD	TBD	TBD	TBD	E-5302	06740L3A1/ US06740L3A16
National Oilwell Varco, Inc.	TBD	FWP-159	NOV	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5303	06740L3B9/ US06740L3B98
NVIDIA Corporation	TBD	FWP-161	NVDA	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-5304	06740L3C7/ US06740L3C71
OfficeMax Incorporated	TBD	FWP-163	OMX	TBD	15.00%	75.0%	TBD	TBD	TBD	TBD	E-5305	06740L3D5/ US06740L3D54
priceline.com Incorporated	TBD	FWP-165	PCLN	TBD	11.75%	80.0%	TBD	TBD	TBD	TBD	E-5306	06740L3E3/ US06740L3E38
Principal Financial Group, Inc.	TBD	FWP-167	PFG	TBD	13.50%	80.0%	TBD	TBD	TBD	TBD	E-5307	06740L3F0/ US06740L3F03
Potash Corporation of Saskatchewan Inc.	TBD	FWP-169	POT	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-5308	06740L3G8/ US06740L3G85
PAREXEL International Corporation	TBD	FWP-171	PRXL	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5309	06740L3H6/ US06740L3H68
Patterson-UTI Energy, Inc.	TBD	FWP-173	PTEN	TBD	10.75%	80.0%	TBD	TBD	TBD	TBD	E-5310	06740LA21/ US06740LA218
Plains Exploration & Production Company	TBD	FWP-175	PXP	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5311	06740LA39/ US06740LA390
The Royal Bank of Scotland Group plc (American depositary shares)	TBD	FWP-177	RBS	TBD	12.75%	75.0%	TBD	TBD	TBD	TBD	E-5312	06740LA47/ US06740LA473
Royal Caribbean Cruises Ltd.	TBD	FWP-179	RCL	TBD	13.50%	70.0%	TBD	TBD	TBD	TBD	E-5313	06740LA54/ US06740LA549
Rowan Companies, Inc.	TBD	FWP-181	RDC	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5314	06740LA62/ US06740LA622
Rambus Inc.	TBD	FWP-183	RMBS	TBD	20.00%	65.0%	TBD	TBD	TBD	TBD	E-5315	06740LA70/ US06740LA705
Range Resources Corporation	TBD	FWP-185	RRC	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5316	06740LA88/ US06740LA887
Rio Tinto plc	TBD	FWP-187	RTP	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5317	06740LA96/ US06740LA960
Smithfield Foods, Inc.	TBD	FWP-189	SFD	TBD	8.75%	80.0%	TBD	TBD	TBD	TBD	E-5318	06740LB20/ US06740LB208
Saks Incorporated	TBD	FWP--191	SKS	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5319	06740LB38/ US06740LB380
Silver Wheaton Corp.	TBD	FWP-193	SLW	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-5320	06740LB46/ US06740LB463
Solutia Inc.	TBD	FWP-195	SOA	TBD	9.50%	75.0%	TBD	TBD	TBD	TBD	E-5321	06740LB53/ US06740LB539
Simon Property Group, Inc.	TBD	FWP-197	SPG	TBD	8.50%	75.0%	TBD	TBD	TBD	TBD	E-5322	06740LB61/ US06740LB612
Superior Energy Services, Inc.	TBD	FWP-199	SPN	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-5323	06740LB79/ US06740LB794
SunTrust Banks, Inc.	TBD	FWP-201	STI	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-5324	06740LB87/ US06740LB877
Steel Dynamics, Inc.	TBD	FWP-203	STLD	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5325	06740LB95/ US06740LB950
Suntech Power Holdings Co., Ltd.	TBD	FWP-205	STP	TBD	14.50%	70.0%	TBD	TBD	TBD	TBD	E-5326	06740LC29/ US06740LC297
Seagate Technology	TBD	FWP-207	STX	TBD	11.00%	75.0%	TBD	TBD	TBD	TBD	E-5327	06740LC37/ US06740LC370
SAVVIS, Inc.	TBD	FWP-209	SVVS	TBD	11.00%	75.0%	TBD	TBD	TBD	TBD	E-5328	06740LC45/ US06740LC453
Stillwater Mining Company	TBD	FWP-211	SWC	TBD	19.00%	70.0%	TBD	TBD	TBD	TBD	E-5329	06740LC52/ US06740LC529
SolarWinds, Inc.	TBD	FWP-213	SWI	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5330	06740LC60/ US06740LC602
Terex Corporation	TBD	FWP-215	TEX	TBD	13.00%	75.0%	TBD	TBD	TBD	TBD	E-5331	06740LC78/ US06740LC784
TiVo Inc.	TBD	FWP-217	TIVO	TBD	19.00%	65.0%	TBD	TBD	TBD	TBD	E-5332	06740LC86/ US06740LC867
The Talbots, Inc.	TBD	FWP-219	TLB	TBD	13.00%	75.0%	TBD	TBD	TBD	TBD	E-5333	06740LC94/ US06740LC941
TRW Automotive Holdings Corp.	TBD	FWP-221	TRW	TBD	14.00%	75.0%	TBD	TBD	TBD	TBD	E-5334	06740LD28/ US06740LD287
Tesoro Corporation	TBD	FWP-223	TSO	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-5335	06740LD36/ US06740LD360
UAL Corporation	TBD	FWP-225	UAUA	TBD	19.00%	75.0%	TBD	TBD	TBD	TBD	E-5336	06740LD44/ US06740LD444
Valero Energy Corporation	TBD	FWP-227	VLO	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5337	06740LD51/ US06740LD519
VMware, Inc. (Class A)	TBD	FWP-229	VMW	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-5338	06740LD69/ US06740LD691
MEMC Electronic Materials, Inc.	TBD	FWP-231	WFR	TBD	14.50%	75.0%	TBD	TBD	TBD	TBD	E-5339	06740LD77/ US06740LD774
Walter Energy, Inc.	TBD	FWP-233	WLT	TBD	12.25%	70.0%	TBD	TBD	TBD	TBD	E-5340	06740LD85/ US06740LD857
United States Steel Corporation	TBD	FWP-235	X	TBD	15.25%	75.0%	TBD	TBD	TBD	TBD	E-5341	06740LD93/ US06740LD931

*	Annualized Rate
**	Barclays Capital Inc. will receive commissions from the Issuer equal to TBD% of the principal amount of the notes, or $TBD per $1,000 principal amount, and may retain all or a portion of these commissions or use all or a portion of these commissions to pay selling concessions or fees to other dealers. Accordingly, the percentage and total proceeds to Issuer listed herein is the minimum amount of proceeds that Issuer receives.

See “Risk Factors” in this free writing prospectus and beginning on page S-5 of the prospectus supplement for a description of risks relating to an investment in the Notes.

The Notes will not be listed on any U.S. securities exchange or quotation system. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Notes constitute our direct, unconditional, unsecured and unsubordinated obligations and are not deposit liabilities of Barclays Bank PLC and are not insured by the U.S. Federal Deposit Insurance Corporation or any other governmental agency of the United States, the United Kingdom or any other jurisdiction.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus dated February 10, 2009, the prospectus supplement dated March 1, 2010, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. Buyers should rely upon the prospectus, prospectus supplement and any relevant free writing prospectus or pricing supplement for complete details. You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, the prospectus supplement, the pricing supplement and this free writing prospectus if you request it by calling your Barclays Bank PLC sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

GENERAL TERMS FOR EACH NOTES OFFERING

This free writing prospectus relates to separate Note offerings, each linked to a different linked share. The purchaser of a Note will acquire a security linked to a single linked share (not to a basket or index of linked shares) identified on the cover page. You may participate in any one of the Notes offerings or, at your election, in more than one. We reserve the right to withdraw, cancel or modify any offering and to reject orders in whole or in part. Although each Note offering relates only to the individual linked share identified on the cover page, you should not construe that fact as a recommendation as to the merits of acquiring an investment linked to any of those linked shares or as to the suitability of an investment in the Notes.

You should read this document together with the prospectus and the prospectus supplement. You should carefully consider, among other things, the matters set forth in “Risk Factors” in the prospectus supplement, as the Notes involve risks not associated with conventional debt securities. We urge you to consult your investment, legal, tax, accounting and other advisers before you invest in the Notes. The prospectus and the prospectus supplement may be accessed on the SEC website at www.sec.gov as follows:

Prospectus dated February 10, 2009:

http://www.sec.gov/Archives/edgar/data/312070/000119312509023285/dposasr.htm

Prospectus Supplement dated March 1, 2010:

http://www.sec.gov/Archives/edgar/data/312070/000119312510043357/d424b3.htm

PROGRAM CREDIT RATING

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. An AA rating from S&P generally indicates that the issuer’s capacity to meet its financial commitment on the obligations is very strong. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. An Aa3 rating by Moody’s indicates that the rated securities are currently judged by Moody’s to be obligations of high quality and are subject to very low credit risk. The ratings mentioned in this paragraph are a statement of opinion and not a statement of fact and are subject to downward revisions, suspension or withdrawal at any time by the assigning rating agency and are not a recommendation to buy, sell or hold securities.

RISK FACTORS

We urge you to read the section “Risk Factors” beginning on page S-5 of the prospectus supplement as the following highlights some, but not all, of the risk considerations relevant to investing in the Notes. In particular we urge you to read the risk factors discussed under the following headings:

•	“Risk Factors—Risks Relating to All Securities”;

•

“Risk Factors—Additional Risks Relating to Securities with Reference Assets That Are Equity Securities or Shares or Other Interests in Exchange-Traded Funds, That Contain Equity Securities or Shares or Other Interests in Exchange-Traded Funds or That Are Based in Part on Equity Securities or Shares or Other Interests in Exchange-Traded Funds”;

•	“Risk Factors—Additional Risks Relating to Notes Which Are Not Fully Principal Protected or Are Partially Protected or Contingently Protected”; and

•	“Risk Factors—Additional Risks Relating to Securities with a Barrier Percentage or a Barrier Level”.

Credit of Issuer—The Notes are senior unsecured debt obligations of the issuer, Barclays Bank PLC and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the Notes depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. In the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the Notes.

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Suitability of Notes for Investment—You should reach a decision to invest in the Notes after carefully considering, with your advisors, the suitability of the Notes in light of your investment objectives and the specific information set out in this free writing prospectus, the applicable pricing supplement, the prospectus supplement and the prospectus. Neither the Issuer nor any dealer participating in the offering makes any recommendation as to the suitability of the Notes for investment.

No Principal Protection—The principal amount of your investment is not protected and you may receive less, and possibly significantly less, than the amount you invest.

Return Limited to Coupon—Your return is limited to the coupon payments. You will not participate in any appreciation in the price of the linked share.

No Secondary Market—Upon issuance, the Notes will not have an established trading market.

Market Disruption Events and Adjustments—The calculation agent may adjust any variable described in this free writing prospectus, including but not limited to the final valuation date, the initial price, the final price, the protection level, the protection price, the physical delivery amount and any combination thereof as described in the following sections of the accompanying prospectus supplement.

•

For a description of what constitutes a market disruption event and the consequences thereof, see “Reference Assets—Equity Securities—Market Disruption Events Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Market Disruption Events for Securities with the Reference Asset Comprised of Shares or Other Interests in an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds; and

•

For a description of further adjustments that may affect the linked share, see “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Adjustments Relating to Securities with the Reference Asset Comprised of an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds.

Exchange Rate Risk—Because American depositary shares are denominated in U.S. dollars but represent foreign equity securities that are denominated in a foreign currency, changes in currency exchange rates may negatively impact the value of the American depositary shares. The value of the foreign currency may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, exposure to exchange rate risk may result in reduced returns for Notes linked to American depositary shares.

Risks Associated with Foreign Securities Markets—Because foreign equity securities underlying the American depositary shares may be publicly traded in the applicable foreign countries and are denominated in currencies other than U.S. dollars, investments in the Notes linked to American depositary shares involve particular risks. For example, the foreign securities markets may be more volatile than the U.S. securities markets, and market developments may affect these markets differently from the United States or other securities markets. Direct or indirect government intervention to stabilize the securities markets outside the United States, as well as cross-shareholdings in certain companies, may affect trading prices and trading volumes in those markets. Also, the public availability of information concerning the foreign issuers may vary depending on their home jurisdiction and the reporting requirements imposed by their respective regulators. In addition, the foreign issuers may be subject to accounting, auditing and financial reporting standards and requirements that differ from those applicable to United States reporting companies. Securities prices generally are subject to political, economic, financial and social factors that apply to the markets in which they trade and, to a lesser extent, foreign markets. Securities prices outside the United States are subject to political, economic, financial and social factors that apply in foreign countries. These factors, which could negatively affect foreign securities markets, include the possibility of changes in a foreign government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to foreign companies or investments in foreign equity securities and the possibility of fluctuations in the rate of exchange between currencies. Moreover, foreign economies may differ favorably or unfavorably from the United States economy in important respects such as growth of gross national product, rate of inflation, capital reinvestment, resources and self-sufficiency.

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Taxes—We intend to treat each Note as a put option written by you in respect of the reference asset and a deposit with us of cash in an amount equal to the principal amount of the Note to secure your potential obligation under the put option. Pursuant to the terms of the Notes, you agree to treat the Notes in accordance with this characterization for all U.S. federal income tax purposes. However, because there are no regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes, other characterizations and treatments are possible. See “Certain U.S. Federal Income Tax Considerations” below.

SUMMARY

Principal Payment at Maturity

A $1,000 investment in the Notes will pay $1,000 at maturity unless: (a) the final price of the linked shares is lower than the initial price of the linked shares; and (b) between the initial valuation date and the final valuation date, inclusive, the closing price of the linked shares on any day is below the protection price.

If the conditions described in (a) and (b) are both true, at maturity you will receive, at our election, instead of the full principal amount of your Notes, either (i) the physical delivery amount (fractional shares to be paid in cash in an amount equal to the fractional shares multiplied by the final price), or (ii) a cash amount equal to the principal amount you invested reduced by the percentage decrease in the price of the linked share.

If you receive shares of the linked shares in lieu of the principal amount of your Notes at maturity, the value of your investment will approximately equal the market value of the shares of the linked shares you receive, which could be substantially less than the value of your original investment. You may lose some or all of your principal if you invest in the Notes.

Interest

The Notes will bear interest, if any, from the issue date specified on the front cover at the coupon rate specified on the front cover of this free writing prospectus. The interest paid, if any, will include interest accrued from the issue date or the prior interest payment date, as the case may be, to, but excluding, the relevant interest payment date or maturity date. No interest will accrue and be payable on your Notes after the maturity date specified on the front cover if such maturity date is extended or if the final valuation date is extended. A “business day” is any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which the banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close. See generally “Interest Mechanics” in the prospectus supplement.

Physical Delivery Amount

The physical delivery amount will be calculated by the calculation agent by dividing the principal amount of your Notes by the initial price of the linked shares. The physical delivery amount, the initial price of the linked shares and other amounts may change due to stock splits or other corporate actions. See “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” in the accompanying prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

You should carefully consider, among other things, the matters set forth in “Certain U.S. Federal Income Tax Considerations” in the prospectus supplement. The following discussion summarizes certain of the material U.S. federal income tax consequences of the purchase, beneficial ownership, and disposition of Notes.

There are no statutory provisions, regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes. Under one reasonable approach, each Note should be treated as a put option written by you (the “Put Option”) that permits us to (1) sell the reference asset to you at maturity for an amount equal to the Deposit (as defined below), plus any accrued and unpaid interest, acquisition discount and/or original issue discount on the Deposit, or (2) ”cash settle” the Put Option (i.e., require you to pay to us at maturity the difference between the Deposit (plus any accrued and unpaid interest, acquisition discount, and/or original issue discount on the Deposit) and the value of the reference asset at such time), and a deposit with us of cash in an amount equal to the “issue price” or purchase price of your Note (the “Deposit”) to secure your potential obligation under the Put Option. We intend to treat the Notes consistent with this approach. However, other reasonable approaches are possible. Pursuant to the terms of the Notes, you agree to treat the Notes as cash deposits and put options with respect to the reference asset for all U.S.

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federal income tax purposes. Because the term of the Notes is less than one year, we intend to treat the Deposits as “short-term debt instruments” for U.S. federal income tax purposes. Please see the discussion under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Short-Term Obligations” in the accompanying prospectus supplement for certain U.S. federal income tax considerations applicable to short-term obligations.

On the cover page we have determined the yield on the Deposit and the Put Premium, as described in the section of the accompanying prospectus supplement called “Certain U.S. Federal Income Tax Considerations—Certain Notes Treated as Deposits and Put Options”. If the Internal Revenue Service (the “IRS”) were successful in asserting an alternative characterization for the Notes, the timing and character of income on the Notes might differ.

On December 7, 2007, the Internal Revenue Service released a notice that may affect the taxation of holders of certain notes (which may include the Notes). According to the notice, the Internal Revenue Service and the Treasury Department are actively considering whether a holder of such notes should be required to accrue ordinary income on a current basis, and they are seeking comments on the subject. It is not possible to determine what guidance they will ultimately issue, if any.

It is possible, however, that under such guidance, holders of such notes will ultimately be required to accrue income currently and this could be applied on a retroactive basis. The Internal Revenue Service and the Treasury Department are also considering other relevant issues, including whether additional gain or loss from such instruments should be treated as ordinary or capital, whether foreign holders of such instruments should be subject to withholding tax on any deemed income accruals, and whether the special “constructive ownership rules” of Section 1260 of the Internal Revenue Code (which are discussed further in the prospectus supplement) might be applied to such instruments. It is unclear whether any regulations or other guidance would apply to the Notes (possibly on a retroactive basis). Prospective investors are urged to consult their tax advisors regarding the notice and the possible effect to them of the issuance of regulations or other guidance that affects the federal income tax treatment of the Notes.

We do not plan to request a ruling from the IRS regarding the tax treatment of the Notes, and the IRS or a court may not agree with the tax treatment described in this free writing prospectus.

U.S. holders that are individuals (and, to the extent provided in future regulations, entities) may be subject to reporting obligations applicable to certain foreign financial assets with respect to their Notes if the aggregate value of their Notes and their other “specified foreign financial assets” exceeds $50,000. Significant penalties can apply if a U.S. holder fails to disclose its specified foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. We urge you to consult your tax advisor with respect to this and other reporting obligations with respect to your Notes.

LINKED SHARE ISSUER AND LINKED SHARE INFORMATION

We urge you to read the following sections in the accompanying prospectus supplement: “Reference Assets—Equity Securities—Reference Asset Issuer and Reference Asset Information” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Reference Asset Investment Company and Reference Asset Information” with respect to linked shares that are exchange-traded funds. Companies with securities registered under the Securities Exchange Act of 1934, as amended, which is commonly referred to as the “Exchange Act”, and the Investment Company Act of 1940, as amended, which is commonly referred to as the “’40 Act”, are required to periodically file certain financial and other information specified by the SEC. Information provided to or filed with the SEC electronically can be accessed through a website maintained by the SEC. The address of the SEC’s website is http://www.sec.gov. Information provided to or filed with the SEC pursuant to the Exchange Act or the ’40 Act by a company issuing a linked share can be located by reference to the relevant linked share SEC file number specified below.

The summary information below regarding the companies issuing the linked shares comes from the issuers’ respective SEC filings and has not been independently verified by us. We do not make any representations as to the accuracy or completeness of such information or of any filings made by the issuers of the linked shares with the SEC. You are urged to refer to the SEC filings made by the relevant issuer and to other publicly available information (such as the

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issuer’s annual report) to obtain an understanding of the issuer’s business and financial prospects. The summary information contained below is not designed to be, and should not be interpreted as, an effort to present information regarding the financial prospects of any issuer or any trends, events or other factors that may have a positive or negative influence on those prospects or as an endorsement of any particular issuer.

Description of Hypothetical Examples

Each linked share described below contains a Table of Hypothetical Values at Maturity, based on the assumptions outlined for each linked share, which demonstrates the return that you would have earned from (i) an investment in the Notes compared to (ii) a direct investment in the linked shares, based on certain percentage changes between the initial price and final price of the linked shares (prior to the deduction of any applicable brokerage fees or charges).

In each Table of Hypothetical Values at Maturity some amounts are rounded and actual returns may be different. The following is a general description of how the hypothetical values in each table were determined.

On the final valuation date, the final price of the linked shares is determined.

If the final price of the linked shares is at or above its initial price, you will receive a payment at maturity of $1,000, regardless of whether the protection price was ever reached or breached during the term of the Notes.

If the final price of the linked shares is below its initial price but the closing price of the linked shares never fell below the protection price during the term of the Notes, you will receive a payment at maturity of $1,000.

If the final price of the linked shares is below its initial price and the closing price of the linked shares fell below the protection price during the term of the Notes, you will receive, at our election, either (a) a number of shares equal to the physical delivery amount, plus a cash amount equal to the fractional shares multiplied by the final price or (b) the cash amount equal to the principal amount that you invested reduced by the percentage decrease in the price of the linked shares.

In any case, you would also have received the applicable interest payments during the term of the Notes. Since the reinvestment rate for each coupon payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes exceeds the dividend yield on the linked shares, the total return on the Notes would be higher relative to the total return of an investment in the linked shares.

If you had invested directly in the linked shares for the same period, you would have received total cash payments representing the number of shares of the linked shares you could have purchased with your $1,000 investment on the initial valuation date (assuming you could invest in fractional shares) multiplied by the final price of the linked shares. In addition, investors will realize a payment in respect of dividends which will equal the dividend yield multiplied by the $1,000 investment. Investors should realize that for purposes of these calculations the dividend yield is calculated as of the initial valuation date and is held constant regardless of the final price of the linked shares.

Since the reinvestment rate for any dividend payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes was less than the dividend yield on the linked shares, the total return on the Notes would be lower relative to the total return of an investment in the linked shares.

In each instance, the percentage gain or loss from an investment in the Notes and a direct investment in the linked shares is set forth below in the Table of Hypothetical Values at Maturity.

SUPPLEMENTAL PLAN OF DISTRIBUTION

We will agree to sell to Barclays Capital Inc. (the “Agent”), and the Agent will agree to purchase from us, the principal amount of the Notes, and at the price, specified on the cover of the related pricing supplement, the document that will be filed pursuant to Rule 424(b) containing the final pricing terms of the Notes. The Agent will commit to take and pay for all of the Notes, if any are taken.

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Alcoa Inc.

According to publicly available information, Alcoa Inc. (the “Company”) is a producer of primary aluminum, fabricated aluminum, and alumina, and is active in technology, mining, refining, smelting, fabricating, and recycling. Aluminum and alumina represent approximately three-fourths of the Company’s revenues. Non-aluminum products include precision castings, industrial fasteners, consumer products, food service and flexible packaging products, plastic closures, and electrical distribution systems for cars and trucks. The Company’s products are used worldwide in aircraft, automobiles, commercial transportation, packaging, consumer products, building and construction, and industrial applications.

As of December 31, 2009, the Company was operating in 31 countries. North America is the largest market with 52% of the Company’s revenues. Europe is also a significant market with 27% of the company’s revenues. The Company’s operations consist of five worldwide segments: Alumina, Primary Metals, Flat-Rolled Products, Engineered Solutions, and Packaging and Consumer.

The linked share’s SEC file number is 01-03610.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.56	$28.53	$33.03
September 30, 2004	$33.68	$29.51	$33.59
December 31, 2004	$34.98	$30.65	$31.42
March 31, 2005	$32.29	$28.30	$30.39
June 30, 2005	$31.79	$25.92	$26.13
September 30, 2005	$29.98	$23.99	$24.42
December 30, 2005	$29.84	$22.29	$29.57
March 31, 2006	$32.19	$28.39	$30.56
June 30, 2006	$36.96	$28.55	$32.36
September 29, 2006	$34.00	$26.60	$28.04
December 29, 2006	$31.30	$26.39	$30.01
March 30, 2007	$36.05	$28.09	$33.90
June 29, 2007	$42.90	$33.63	$40.53
September 28, 2007	$48.77	$30.25	$39.12
December 31, 2007	$40.70	$33.22	$36.55
March 31, 2008	$39.67	$26.69	$36.06
June 30, 2008	$44.76	$33.65	$35.62
September 30, 2008	$35.66	$21.03	$22.58
December 31, 2008	$22.30	$6.82	$11.26
March 31, 2009	$12.44	$4.98	$7.34
June 30, 2009	$12.38	$7.04	$10.33
September 30, 2009	$14.84	$8.96	$13.12
December 31, 2009	$16.51	$11.89	$16.12
March 31, 2010	$17.60	$12.26	$14.24
May 6, 2010*	$15.15	$11.25	$11.94

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AA

Initial price: $11.94

Protection level: 80.00%

Protection price: $9.55

Physical delivery amount: 83($1,000/Initial price)

Fractional shares: 0.752094

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.99% per annum

Coupon amount monthly: $10.00

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Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.50%
+ 90%	6.00%		90.50%
+ 80%	6.00%		80.50%
+ 70%	6.00%		70.50%
+ 60%	6.00%		60.50%
+ 50%	6.00%		50.50%
+ 40%	6.00%		40.50%
+ 30%	6.00%		30.50%
+ 20%	6.00%		20.50%
+ 10%	6.00%		10.50%
+ 5%	6.00%		5.50%

0%	6.00%		0.50%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-4.50%
- 10%	6.00%	-4.00%	-9.50%
- 20%	6.00%	-14.00%	-19.50%
- 30%	N/A	-24.00%	-29.50%
- 40%	N/A	-34.00%	-39.50%
- 50%	N/A	-44.00%	-49.50%
- 60%	N/A	-54.00%	-59.50%
- 70%	N/A	-64.00%	-69.50%
- 80%	N/A	-74.00%	-79.50%
- 90%	N/A	-84.00%	-89.50%
- 100%	N/A	-94.00%	-99.50%

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Apple Inc.

According to publicly available information, Apple Inc. (the “Company”) designs, manufactures, and markets personal computers, portable digital music players, and mobile communication devices and sells a variety of related software, services, peripherals, and networking solutions. The Company sells its products worldwide through its online stores, its retail stores, its direct sales force, and third-party wholesalers, resellers, and value-added resellers. In addition, the Company sells a variety of third-party Macintosh® (“Mac”), iPod® and iPhone™ compatible products, including application software, printers, storage devices, speakers, headphones, and various other accessories and peripherals through its online and retail stores, and digital content through the iTunes Store®. The Company sells to consumer, small and mid-sized business (“SMB”), education, enterprise, government, and creative customers. The Company is a California corporation founded in 1977.

At the end of fiscal 2009, the Company had opened a total of 273 retail stores, including 217 stores in the U.S. and a total of 56 stores internationally. The Company has typically located its stores at high-traffic locations in quality shopping malls and urban shopping districts.

The linked share’s SEC file number is 0-10030.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.10	$12.75	$16.27
September 30, 2004	$19.64	$14.37	$19.38
December 31, 2004	$34.79	$18.83	$32.20
March 31, 2005	$45.44	$31.30	$41.67
June 30, 2005	$44.44	$33.11	$36.81
September 30, 2005	$54.56	$36.29	$53.61
December 30, 2005	$75.46	$47.87	$71.89
March 31, 2006	$87.05	$57.67	$62.72
June 30, 2006	$73.38	$55.41	$57.12
September 29, 2006	$77.78	$50.35	$77.03
December 29, 2006	$93.15	$72.60	$84.84
March 30, 2007	$97.80	$81.90	$92.91
June 29, 2007	$127.60	$89.60	$122.04
September 28, 2007	$155.00	$111.62	$153.54
December 31, 2007	$202.96	$150.64	$198.08
March 31, 2008	$200.20	$115.44	$143.50
June 30, 2008	$192.24	$144.54	$167.44
September 30, 2008	$180.91	$100.61	$113.66
December 31, 2008	$116.40	$79.16	$85.35
March 31, 2009	$109.90	$78.20	$105.12
June 30, 2009	$146.40	$103.90	$142.43
September 30, 2009	$188.89	$134.42	$185.37
December 31, 2009	$213.94	$180.76	$210.86
March 31, 2010	$237.48	$190.26	$234.93
May 6, 2010*	$272.46	$199.35	$246.25

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AAPL

Initial price: $246.25

Protection level: 80.00%

Protection price: $197.00

Physical delivery amount: 4($1,000/Initial price)

Fractional shares: 0.060914

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

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Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-10

American Eagle Outfitters, Inc.

According to publicly available information, American Eagle Outfitters, Inc. (the “Company”) designs, markets and sells its own brand of high quality, on-trend clothing, accessories and personal care products at affordable prices while targeting 15 to 25 year-old customers.

As of January 30, 2010, the Company had approximately 39,400 employees in the United States and Canada, of whom approximately 33,000 were part-time and seasonal hourly employees.

The linked share’s SEC file number is 001-33338.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	$33.00	$29.47	$29.99
June 29, 2007	$31.33	$25.27	$25.66
September 28, 2007	$28.28	$21.46	$26.31
December 31, 2007	$26.45	$20.20	$20.77
March 31, 2008	$23.84	$16.47	$17.51
June 30, 2008	$19.41	$13.31	$13.63
September 30, 2008	$18.00	$11.87	$15.25
December 31, 2008	$15.65	$6.99	$9.36
March 31, 2009	$12.95	$8.31	$12.24
June 30, 2009	$16.50	$11.76	$14.17
September 30, 2009	$17.40	$12.56	$16.86
December 31, 2009	$19.86	$14.37	$16.98
March 31, 2010	$19.64	$15.51	$18.52
May 6, 2010*	$19.18	$15.57	$16.13

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AEO

Initial price: $16.13

Protection level: 80.00%

Protection price: $12.90

Physical delivery amount: 61($1,000/Initial price)

Fractional shares: 0.996280

Coupon: 9.25% per annum

Maturity: November 30, 2010

Dividend yield: 2.50% per annum

Coupon amount monthly: $7.71

FWP-11

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.625%		101.25%
+ 90%	4.625%		91.25%
+ 80%	4.625%		81.25%
+ 70%	4.625%		71.25%
+ 60%	4.625%		61.25%
+ 50%	4.625%		51.25%
+ 40%	4.625%		41.25%
+ 30%	4.625%		31.25%
+ 20%	4.625%		21.25%
+ 10%	4.625%		11.25%
+ 5%	4.625%		6.25%

0%	4.625%		1.25%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.625%	-0.375%	-3.75%
- 10%	4.625%	-5.375%	-8.75%
- 20%	4.625%	-15.375%	-18.75%
- 30%	N/A	-25.375%	-28.75%
- 40%	N/A	-35.375%	-38.75%
- 50%	N/A	-45.375%	-48.75%
- 60%	N/A	-55.375%	-58.75%
- 70%	N/A	-65.375%	-68.75%
- 80%	N/A	-75.375%	-78.75%
- 90%	N/A	-85.375%	-88.75%
- 100%	N/A	-95.375%	-98.75%

FWP-12

The AES Corporation

According to publicly available information, The AES Corporation (the “Company”) is a global power company. The Company owns a portfolio of electricity generation and distribution businesses on five continents in 29 countries, with total capacity of approximately 40,300 Megawatts and distribution networks serving over 11 million people as of December 31, 2009. The Company’s global workforce consists of 27,000 people providing electricity to people in diverse markets ranging from urban centers in the United States to remote villages in India. The Company was incorporated in Delaware in 1981.

The linked share’s SEC file number is 001-12291.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.24	$7.56	$9.93
September 30, 2004	$10.66	$9.09	$9.99
December 31, 2004	$13.71	$10.00	$13.67
March 31, 2005	$17.96	$12.68	$16.38
June 30, 2005	$17.55	$13.00	$16.38
September 30, 2005	$16.75	$14.64	$16.43
December 30, 2005	$17.25	$14.81	$15.83
March 31, 2006	$18.88	$15.63	$17.06
June 30, 2006	$18.85	$16.15	$18.45
September 29, 2006	$21.47	$18.25	$20.39
December 29, 2006	$23.85	$20.02	$22.04
March 30, 2007	$23.00	$19.44	$21.52
June 29, 2007	$24.24	$20.54	$21.88
September 28, 2007	$23.39	$16.69	$20.04
December 31, 2007	$23.09	$19.78	$21.39
March 31, 2008	$22.48	$15.72	$16.67
June 30, 2008	$20.46	$16.68	$19.21
September 30, 2008	$19.50	$10.91	$11.69
December 31, 2008	$11.67	$5.80	$8.24
March 31, 2009	$9.48	$4.80	$5.81
June 30, 2009	$11.62	$5.62	$11.61
September 30, 2009	$15.33	$10.67	$14.82
December 31, 2009	$15.44	$12.50	$13.31
March 31, 2010	$14.24	$10.73	$11.00
May 6, 2010*	$12.46	$10.00	$10.71

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AES

Initial price: $10.71

Protection level: 80.00%

Protection price: $8.57

Physical delivery amount: 93($1,000/Initial price)

Fractional shares: 0.370682

Coupon: 9.25% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.71

FWP-13

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.625%		100.00%
+ 90%	4.625%		90.00%
+ 80%	4.625%		80.00%
+ 70%	4.625%		70.00%
+ 60%	4.625%		60.00%
+ 50%	4.625%		50.00%
+ 40%	4.625%		40.00%
+ 30%	4.625%		30.00%
+ 20%	4.625%		20.00%
+ 10%	4.625%		10.00%
+ 5%	4.625%		5.00%

0%	4.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.625%	-0.375%	-5.00%
- 10%	4.625%	-5.375%	-10.00%
- 20%	4.625%	-15.375%	-20.00%
- 30%	N/A	-25.375%	-30.00%
- 40%	N/A	-35.375%	-40.00%
- 50%	N/A	-45.375%	-50.00%
- 60%	N/A	-55.375%	-60.00%
- 70%	N/A	-65.375%	-70.00%
- 80%	N/A	-75.375%	-80.00%
- 90%	N/A	-85.375%	-90.00%
- 100%	N/A	-95.375%	-100.00%

FWP-14

Akamai Technologies, Inc.

According to publicly available information, Akamai Technologies, Inc. (the “Company”) provides services for accelerating and improving the delivery of content and applications over the internet, ranging from live and on-demand streaming video capabilities to conventional content on websites to tools that help people transact business and reach out to new and existing customers. The Company’s solutions are designed to help companies, government agencies and other enterprises improve communications with people they are trying to reach, enhance their revenue streams and reduce costs by maximizing the performance of their online businesses.

As of December 31, 2009, the Company had a total of approximately 1,750 full-time and part-time employees.

The linked share’s SEC file number is 000-27275.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.27	$11.65	$17.95
September 30, 2004	$17.95	$11.90	$14.05
December 31, 2004	$16.50	$11.15	$13.03
March 31, 2005	$13.32	$10.64	$12.73
June 30, 2005	$14.80	$11.14	$13.13
September 30, 2005	$16.00	$13.02	$15.95
December 30, 2005	$22.25	$15.28	$19.93
March 31, 2006	$33.17	$19.57	$32.89
June 30, 2006	$36.94	$27.15	$36.19
September 29, 2006	$50.90	$29.28	$49.99
December 29, 2006	$56.80	$44.77	$53.12
March 30, 2007	$59.68	$46.60	$49.92
June 29, 2007	$56.25	$41.02	$48.64
September 28, 2007	$50.98	$27.75	$28.73
December 31, 2007	$41.45	$28.26	$34.60
March 31, 2008	$36.00	$25.06	$28.16
June 30, 2008	$40.89	$29.02	$34.79
September 30, 2008	$35.72	$14.61	$17.44
December 31, 2008	$17.94	$9.29	$15.09
March 31, 2009	$20.85	$12.31	$19.40
June 30, 2009	$23.55	$18.65	$19.18
September 30, 2009	$21.55	$15.86	$19.68
December 31, 2009	$26.27	$18.00	$25.33
March 31, 2010	$32.46	$24.50	$31.41
May 6, 2010*	$40.18	$31.13	$37.39

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AKAM

Initial price: $37.39

Protection level: 80.00%

Protection price: $29.91

Physical delivery amount: 26($1,000/Initial price)

Fractional shares: 0.745119

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-15

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-16

AK Steel Holding Corporation

According to publicly available information, AK Steel Holding Corporation (the “Company”) is a corporation formed under the laws of Delaware in 1993 and is the successor through merger to Armco Inc., which was formed in 1900. The Company is a fully-integrated producer of flat-rolled carbon, stainless and electrical steels and tubular products through its wholly-owned subsidiary, AK Steel Corporation.

The Company’s operations consist of seven steelmaking and finishing plants located in Indiana, Kentucky, Ohio and Pennsylvania that produce flat-rolled carbon steels, including premium quality coated, cold-rolled and hot-rolled products, and specialty stainless and electrical steels that are sold in slab, hot band, and sheet and strip form. The Company’s operations also include AK Tube LLC, which further finishes flat-rolled carbon and stainless steel at two tube plants located in Ohio and Indiana into welded steel tubing used in the automotive, large truck and construction markets. In addition, the Company’s operations include European trading companies that buy and sell steel, steel products and other materials.

As of December 31, 2009, the Company’s operations included approximately 6,500 employees.

The linked share’s SEC file number is 1-13696.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$6.87	$3.65	$5.27
September 30, 2004	$8.35	$5.01	$8.16
December 31, 2004	$15.96	$8.19	$14.47
March 31, 2005	$18.22	$10.51	$11.06
June 30, 2005	$11.50	$6.23	$6.41
September 30, 2005	$9.79	$6.32	$8.57
December 30, 2005	$9.00	$6.29	$7.95
March 31, 2006	$15.45	$7.60	$15.00
June 30, 2006	$15.94	$11.11	$13.83
September 29, 2006	$14.33	$11.57	$12.14
December 29, 2006	$17.31	$11.62	$16.90
March 30, 2007	$23.94	$16.13	$23.39
June 29, 2007	$38.52	$23.49	$37.37
September 28, 2007	$44.97	$27.90	$43.95
December 31, 2007	$53.97	$39.13	$46.24
March 31, 2008	$57.19	$34.20	$54.42
June 30, 2008	$73.07	$54.21	$69.00
September 30, 2008	$67.35	$22.54	$25.92
December 31, 2008	$25.29	$5.20	$9.32
March 31, 2009	$13.07	$5.40	$7.12
June 30, 2009	$21.70	$6.81	$19.19
September 30, 2009	$24.27	$14.77	$19.73
December 31, 2009	$22.80	$15.04	$21.35
March 31, 2010	$26.75	$19.22	$22.86
May 6, 2010*	$25.12	$14.17	$15.46

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AKS

Initial price: $15.46

Protection level: 70.00%

Protection price: $10.82

Physical delivery amount: 64($1,000/Initial price)

Fractional shares: 0.683053

Coupon: 15.25% per annum

Maturity: November 30, 2010

Dividend yield: 1.27% per annum

Coupon amount monthly: $12.71

FWP-17

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.625%		100.64%
+ 90%	7.625%		90.64%
+ 80%	7.625%		80.64%
+ 70%	7.625%		70.64%
+ 60%	7.625%		60.64%
+ 50%	7.625%		50.64%
+ 40%	7.625%		40.64%
+ 30%	7.625%		30.64%
+ 20%	7.625%		20.64%
+ 10%	7.625%		10.64%
+ 5%	7.625%		5.64%

0%	7.625%		0.64%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.625%	2.625%	-4.36%
- 10%	7.625%	-2.375%	-9.36%
- 20%	7.625%	-12.375%	-19.36%
- 30%	7.625%	-22.375%	-29.36%
- 40%	N/A	-32.375%	-39.36%
- 50%	N/A	-42.375%	-49.36%
- 60%	N/A	-52.375%	-59.36%
- 70%	N/A	-62.375%	-69.36%
- 80%	N/A	-72.375%	-79.36%
- 90%	N/A	-82.375%	-89.36%
- 100%	N/A	-92.375%	-99.36%

FWP-18

Amylin Pharmaceuticals, Inc.

According to publicly available information, Amylin Pharmaceuticals, Inc. (the “Company”) is a biopharmaceutical company committed to improving the lives of people with diabetes, obesity and other diseases through the discovery, development and commercialization of innovative medicines. The Company is marketing two first-in-class medicines to treat diabetes, BYETTA® (exenatide) injection and SYMLIN® (pramlintide acetate) injection and the Company is currently seeking approval for exenatide once weekly, an investigational sustained-release medication for type 2 diabetes that is administered only once a week.

The Company’s net product sales of BYETTA were $667.6 million in 2009, $678.5 million in 2008 and $636.0 million in 2007.

The linked share’s SEC file number is: 0-19700.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$26.80	$19.69	$22.80
September 30, 2004	$23.25	$16.65	$20.52
December 31, 2004	$24.01	$18.81	$23.36
March 31, 2005	$24.95	$17.15	$17.49
June 30, 2005	$22.55	$14.50	$20.93
September 30, 2005	$35.45	$18.50	$34.79
December 30, 2005	$42.36	$32.63	$39.92
March 31, 2006	$49.08	$35.58	$48.95
June 30, 2006	$49.37	$38.16	$49.37
September 29, 2006	$51.54	$40.76	$44.07
December 29, 2006	$48.48	$35.74	$36.07
March 30, 2007	$42.45	$35.56	$37.36
June 29, 2007	$46.93	$36.91	$41.16
September 28, 2007	$53.25	$40.89	$50.00
December 31, 2007	$51.10	$35.83	$37.00
March 31, 2008	$37.38	$23.80	$29.21
June 30, 2008	$33.21	$25.30	$25.39
September 30, 2008	$35.00	$18.57	$20.22
December 31, 2008	$20.21	$5.50	$10.85
March 31, 2009	$14.12	$7.89	$11.75
June 30, 2009	$14.30	$8.56	$13.50
September 30, 2009	$15.68	$11.73	$13.69
December 31, 2009	$15.62	$11.01	$14.19
March 31, 2010	$23.93	$14.13	$22.49
May 6, 2010*	$24.20	$17.15	$18.54

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AMLN

Initial price: $18.54

Protection level: 65.00%

Protection price: $12.05

Physical delivery amount: 53($1,000/Initial price)

Fractional shares: 0.937433

Coupon: 19.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $15.83

FWP-19

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	9.50%	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

FWP-20

Abercrombie & Fitch Co.

According to publicly available information, Abercrombie & Fitch Co. (the “Company”), a Delaware corporation, is a specialty retailer that operates stores selling casual apparel; such as knit shirts, graphic t-shirts, jeans, woven shirts, shorts; personal care and other accessories for men, women and kids under the Abercrombie & Fitch, abercrombie kids, and Hollister Brands. As of January 31, 2010, the Company operated 1,096 stores in the United States, Canada and the United Kingdom.

The SEC file number of the linked share (Class A Common Stock) is 1-12107.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.46	$30.25	$38.75
September 30, 2004	$38.70	$27.42	$31.50
December 31, 2004	$47.42	$31.52	$46.95
March 31, 2005	$58.28	$45.82	$57.24
June 30, 2005	$71.00	$52.21	$68.70
September 30, 2005	$74.10	$44.17	$49.85
December 30, 2005	$66.54	$45.65	$65.18
March 31, 2006	$70.93	$54.60	$58.30
June 30, 2006	$65.19	$53.65	$55.43
September 29, 2006	$72.23	$49.98	$69.48
December 29, 2006	$79.42	$65.75	$69.63
March 30, 2007	$83.82	$69.74	$75.68
June 29, 2007	$84.92	$71.22	$72.98
September 28, 2007	$84.24	$67.72	$80.70
December 31, 2007	$85.76	$70.64	$79.97
March 31, 2008	$82.06	$67.21	$73.14
June 30, 2008	$78.35	$62.57	$62.68
September 30, 2008	$64.96	$35.14	$39.45
December 31, 2008	$39.32	$13.66	$23.07
March 31, 2009	$25.96	$16.95	$23.80
June 30, 2009	$32.81	$22.20	$25.39
September 30, 2009	$34.95	$22.71	$32.88
December 31, 2009	$42.30	$30.02	$34.85
March 31, 2010	$45.98	$29.88	$45.64
May 6, 2010*	$51.11	$38.04	$40.45

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ANF

Initial price: $40.45

Protection level: 80.00%

Protection price: $32.36

Physical delivery amount: 24($1,000/Initial price)

Fractional shares: 0.721879

Coupon: 11.00% per annum

Maturity: November 30, 2010

Dividend yield: 1.74% per annum

Coupon amount monthly: $9.17

FWP-21

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.87%
+ 90%	5.50%		90.87%
+ 80%	5.50%		80.87%
+ 70%	5.50%		70.87%
+ 60%	5.50%		60.87%
+ 50%	5.50%		50.87%
+ 40%	5.50%		40.87%
+ 30%	5.50%		30.87%
+ 20%	5.50%		20.87%
+ 10%	5.50%		10.87%
+ 5%	5.50%		5.87%

0%	5.50%		0.87%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-4.13%
- 10%	5.50%	-4.50%	-9.13%
- 20%	5.50%	-14.50%	-19.13%
- 30%	N/A	-24.50%	-29.13%
- 40%	N/A	-34.50%	-39.13%
- 50%	N/A	-44.50%	-49.13%
- 60%	N/A	-54.50%	-59.13%
- 70%	N/A	-64.50%	-69.13%
- 80%	N/A	-74.50%	-79.13%
- 90%	N/A	-84.50%	-89.13%
- 100%	N/A	-94.50%	-99.13%

FWP-22

Alpha Natural Resources, Inc.

According to publicly available information, Alpha Natural Resources, Inc. (the “Company”) is an Appalachian coal supplier. The Company is the nation’s leading supplier and exporter of metallurgical coal for use in the steel-making process and a major supplier of thermal coal to electric utilities and manufacturing industries across the country. As of December 31, 2009, the Company operates 61 mines and 14 coal preparation plants in Northern and Central Appalachia and the Powder River Basin, with approximately 6,400 employees.

On July 31, 2009, the Company merged with Foundation Coal Holdings, Inc.

The linked share’s SEC file number is 001-32331.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	$30.50	$21.65	$28.67
June 30, 2005	$29.50	$22.00	$23.88
September 30, 2005	$32.73	$23.83	$30.04
December 30, 2005	$30.47	$18.70	$19.21
March 31, 2006	$23.60	$19.25	$23.14
June 30, 2006	$27.46	$17.88	$19.62
September 29, 2006	$20.18	$14.41	$15.76
December 29, 2006	$17.07	$14.09	$14.23
March 30, 2007	$15.85	$12.32	$15.63
June 29, 2007	$21.07	$15.43	$20.79
September 28, 2007	$23.47	$15.92	$23.23
December 31, 2007	$35.20	$22.98	$32.48
March 31, 2008	$44.56	$22.37	$43.44
June 30, 2008	$108.62	$40.06	$104.29
September 30, 2008	$116.25	$42.68	$51.43
December 31, 2008	$50.69	$13.93	$16.19
March 31, 2009	$23.74	$14.53	$17.75
June 30, 2009	$32.94	$15.96	$26.27
September 30, 2009	$39.97	$21.87	$35.10
December 31, 2009	$46.52	$32.63	$43.38
March 31, 2010	$53.92	$38.70	$49.89
May 6, 2010*	$55.70	$37.97	$42.19

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ANR

Initial price: $42.19

Protection level: 75.00%

Protection price: $31.64

Physical delivery amount: 23($1,000/Initial price)

Fractional shares: 0.702299

Coupon: 11.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-23

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-24

Anadarko Petroleum Corporation

According to publicly available information, Anadarko Petroleum Corporation (the “Company”) is an independent oil and gas exploration and production company with 2.3 billion barrels of oil equivalent (BOE) of proved reserves as of December 31, 2009. The Company’s major areas of operation are located onshore in the United States, the deepwater of the Gulf of Mexico and Algeria. The Company also has production in China and a development project in Brazil and is executing strategic exploration programs in several other countries. The Company actively markets natural gas, oil and natural gas liquids and owns and operates gas gathering and processing systems. In addition, the Company has hard minerals properties that contribute operating income through non-operated joint ventures and royalty arrangements in several coal, trona (natural soda ash) and industrial mineral mines located on lands within and adjacent to its Land Grant holdings. The Land Grant is an 8 million acre strip running through portions of Colorado, Wyoming and Utah where the Company owns most of its fee mineral rights.

The linked share’s SEC file number is 1-8968.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$30.00	$25.38	$29.30
September 30, 2004	$33.72	$27.76	$33.18
December 31, 2004	$35.78	$32.03	$32.41
March 31, 2005	$40.91	$30.01	$38.05
June 30, 2005	$42.42	$33.88	$41.08
September 30, 2005	$49.49	$41.26	$47.88
December 30, 2005	$50.71	$41.90	$47.38
March 31, 2006	$55.08	$46.43	$50.51
June 30, 2006	$56.98	$42.40	$47.69
September 29, 2006	$50.67	$40.40	$43.83
December 29, 2006	$50.50	$39.51	$43.52
March 30, 2007	$44.49	$38.40	$42.98
June 29, 2007	$55.82	$43.00	$51.99
September 28, 2007	$54.96	$45.47	$53.75
December 31, 2007	$68.00	$53.16	$65.69
March 31, 2008	$67.63	$50.92	$63.03
June 30, 2008	$81.36	$61.35	$74.84
September 30, 2008	$75.90	$43.27	$48.51
December 31, 2008	$49.64	$24.57	$38.55
March 31, 2009	$44.00	$30.89	$38.89
June 30, 2009	$52.37	$37.85	$45.39
September 30, 2009	$66.21	$40.28	$62.73
December 31, 2009	$69.37	$55.88	$62.42
March 31, 2010	$73.89	$60.75	$72.83
May 6, 2010*	$75.07	$57.18	$60.95

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: APC

Initial price: $60.95

Protection level: 80.00%

Protection price: $48.76

Physical delivery amount: 16($1,000/Initial price)

Fractional shares: 0.406891

Coupon: 8.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.60% per annum

Coupon amount monthly: $7.08

FWP-25

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.25%		100.30%
+ 90%	4.25%		90.30%
+ 80%	4.25%		80.30%
+ 70%	4.25%		70.30%
+ 60%	4.25%		60.30%
+ 50%	4.25%		50.30%
+ 40%	4.25%		40.30%
+ 30%	4.25%		30.30%
+ 20%	4.25%		20.30%
+ 10%	4.25%		10.30%
+ 5%	4.25%		5.30%

0%	4.25%		0.30%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.25%	-0.75%	-4.70%
- 10%	4.25%	-5.75%	-9.70%
- 20%	4.25%	-15.75%	-19.70%
- 30%	N/A	-25.75%	-29.70%
- 40%	N/A	-35.75%	-39.70%
- 50%	N/A	-45.75%	-49.70%
- 60%	N/A	-55.75%	-59.70%
- 70%	N/A	-65.75%	-69.70%
- 80%	N/A	-75.75%	-79.70%
- 90%	N/A	-85.75%	-89.70%
- 100%	N/A	-95.75%	-99.70%

FWP-26

Apollo Group, Inc.

According to publicly available information, Apollo Group, Inc. (the “Company”) is a private education provider that has been in the education business for more than 35 years. The Company offers innovative and distinctive educational programs and services both online and on-campus at the undergraduate, graduate and doctorate levels.

As of August 31, 2009, the Company utilized 448 facilities and employed 21,514 full-time employees and 31, 376 faculty employees.

The SEC file number of the linked share (Class A Common Stock) is 000-25232.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$98.01	$82.80	$88.29
September 30, 2004	$94.30	$69.35	$73.37
December 31, 2004	$87.45	$62.56	$80.71
March 31, 2005	$84.20	$69.61	$74.06
June 30, 2005	$82.54	$65.98	$78.22
September 30, 2005	$79.25	$64.74	$66.39
December 30, 2005	$72.97	$57.40	$60.46
March 31, 2006	$63.26	$47.27	$52.51
June 30, 2006	$56.30	$50.10	$51.67
September 29, 2006	$52.00	$43.10	$49.24
December 29, 2006	$53.18	$33.33	$38.97
March 30, 2007	$48.85	$39.02	$43.90
June 29, 2007	$58.45	$42.59	$58.43
September 28, 2007	$65.49	$53.50	$60.15
December 31, 2007	$80.75	$60.03	$70.15
March 31, 2008	$81.68	$37.92	$43.20
June 30, 2008	$55.64	$42.32	$44.26
September 30, 2008	$68.48	$43.79	$59.30
December 31, 2008	$78.61	$48.32	$76.62
March 31, 2009	$90.00	$61.99	$78.33
June 30, 2009	$72.50	$55.35	$71.12
September 30, 2009	$74.75	$62.85	$73.67
December 31, 2009	$76.86	$52.79	$60.58
March 31, 2010	$65.72	$55.25	$61.29
May 6, 2010*	$66.67	$54.00	$55.02

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: APOL

Initial price: $55.02

Protection level: 75.00%

Protection price: $41.27

Physical delivery amount: 18($1,000/Initial price)

Fractional shares: 0.175209

Coupon: 10.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-27

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-28

Arena Resources, Inc.

According to publicly available information, Arena Resources, Inc. (the “Company”) was incorporated in Nevada on August 31, 2000. The Company is engaged in oil and natural gas acquisition, exploration, development and production, with activities currently in Oklahoma, Texas, New Mexico and Kansas. The Company’s focus is on developing its existing properties, while continuing to pursue acquisitions of oil and gas properties with upside potential. As of December 31, 2009, the Company has proved reserves at approximately 69.5 million Boe (barrel of oil equivalent). The Company’s estimated proved reserves had a pre-tax present value of future net revenues before income taxes discounted at 10% of approximately $1.12 billion.

The linked share’s SEC file number is 001-31657.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	$20.05	$13.98	$16.06
December 29, 2006	$23.85	$14.84	$21.36
March 30, 2007	$25.33	$18.42	$25.06
June 29, 2007	$29.56	$22.11	$29.06
September 28, 2007	$35.54	$25.30	$32.75
December 31, 2007	$45.32	$31.50	$41.71
March 31, 2008	$44.17	$29.25	$38.71
June 30, 2008	$57.60	$38.04	$52.82
September 30, 2008	$56.50	$33.61	$38.85
December 31, 2008	$39.03	$17.64	$28.09
March 31, 2009	$32.78	$18.59	$25.48
June 30, 2009	$38.75	$24.84	$31.85
September 30, 2009	$36.65	$26.53	$35.50
December 31, 2009	$45.71	$32.35	$43.12
March 31, 2010	$45.15	$30.82	$33.40
May 6, 2010*	$38.17	$32.41	$34.33

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ARD

Initial price: $34.33

Protection level: 80.00%

Protection price: $27.46

Physical delivery amount: 29($1,000/Initial price)

Fractional shares: 0.129042

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-29

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-30

ArvinMeritor, Inc.

According to publicly available information, ArvinMeritor, Inc. (the “Company”), headquartered in Troy, Michigan, is a global supplier of a broad range of integrated systems, modules and components serving light vehicle, commercial truck, trailer and specialty original equipment manufacturers and certain aftermarkets.

The Company was incorporated in Indiana in 2000 in connection with the merger of Meritor Automotive, Inc. and Arvin Industries, Inc. It serves a broad range of original equipment manufacturer (“OEM”) customers worldwide, including truck OEMs, light vehicle OEMs, trailer producers and specialty vehicle manufacturers, and certain aftermarkets. Its total sales from continuing operations in fiscal year 2009 were $4.1 billion. Its ten largest customers accounted for approximately 59% of fiscal year 2009 sales from continuing operations.

The linked share’s SEC file number is 001-15983.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$22.08	$17.58	$19.57
September 30, 2004	$20.32	$18.03	$18.75
December 31, 2004	$22.83	$16.25	$22.37
March 31, 2005	$22.62	$15.15	$15.47
June 30, 2005	$19.92	$11.74	$17.79
September 30, 2005	$20.22	$15.70	$16.72
December 30, 2005	$17.28	$12.67	$14.39
March 31, 2006	$17.68	$13.22	$14.91
June 30, 2006	$17.90	$14.58	$17.19
September 29, 2006	$17.36	$13.37	$14.24
December 29, 2006	$18.99	$13.74	$18.23
March 30, 2007	$20.21	$17.21	$18.25
June 29, 2007	$22.56	$17.18	$22.20
September 28, 2007	$23.65	$15.60	$16.82
December 31, 2007	$17.11	$9.17	$11.73
March 31, 2008	$14.23	$9.08	$12.51
June 30, 2008	$17.39	$12.11	$12.48
September 30, 2008	$18.00	$9.99	$13.04
December 31, 2008	$12.77	$2.21	$2.85
March 31, 2009	$3.99	$0.32	$0.79
June 30, 2009	$4.75	$0.65	$4.39
September 30, 2009	$9.29	$3.14	$7.82
December 31, 2009	$12.00	$6.84	$11.18
March 31, 2010	$14.29	$8.90	$13.35
May 6, 2010*	$16.39	$12.88	$15.00

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ARM

Initial price: $15.00

Protection level: 75.00%

Protection price: $11.25

Physical delivery amount: 66($1,000/Initial price)

Fractional shares: 0.666667

Coupon: 14.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.67

FWP-31

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.00%
+ 90%	7.00%		90.00%
+ 80%	7.00%		80.00%
+ 70%	7.00%		70.00%
+ 60%	7.00%		60.00%
+ 50%	7.00%		50.00%
+ 40%	7.00%		40.00%
+ 30%	7.00%		30.00%
+ 20%	7.00%		20.00%
+ 10%	7.00%		10.00%
+ 5%	7.00%		5.00%

0%	7.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-5.00%
- 10%	7.00%	-3.00%	-10.00%
- 20%	7.00%	-13.00%	-20.00%
- 30%	N/A	-23.00%	-30.00%
- 40%	N/A	-33.00%	-40.00%
- 50%	N/A	-43.00%	-50.00%
- 60%	N/A	-53.00%	-60.00%
- 70%	N/A	-63.00%	-70.00%
- 80%	N/A	-73.00%	-80.00%
- 90%	N/A	-83.00%	-90.00%
- 100%	N/A	-93.00%	-100.00%

FWP-32

Baidu, Inc.

According to publicly available information, Baidu, Inc. (the “Company”) is the leading Chinese language Internet search provider. The Company primarily provides Chinese language Internet search services to enable users to find relevant information online, including web pages, news, images and multimedia files, through links provided on the Company’s websites. The Company’s Baidu.com website was the largest website in China and the seventh largest website globally, as measured by user traffic during the three-month period ended December 31, 2009, according to Alexa.com. The Company offers a Chinese language search platform, which consists of the Company’s websites and certain online application software, as well as Baidu Union, which is the Company’s network of third-party websites and software applications.

The Company was incorporated in the Cayman Islands in January 2000. Through the Company’s inception it has conducted its operations primarily through Baidu Online, its wholly owned subsidiary in Beijing, China. In addition the Company has conducted part of its operations through Baidu Netcom, a limited liability company in Beijing, China, which holds the licenses and approvals necessary to operated the Company’s websites and provide inline advertising services. The Company’s principal executive officers are located at 12/F, Ideal International Plaza, No. 58 West-North 4th Ring, Beijing 100080, People’s Republic of China. The telephone number at this address is +86 (10) 8262-1188.

The SEC file number of the linked share (American depositary share) is: 0-51469.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$153.98	$60.00	$64.02
December 30, 2005	$89.70	$60.10	$62.92
March 31, 2006	$69.90	$44.44	$56.07
June 30, 2006	$94.03	$54.25	$82.53
September 29, 2006	$96.67	$67.92	$87.54
December 29, 2006	$128.67	$82.25	$112.72
March 30, 2007	$134.10	$93.50	$96.55
June 29, 2007	$171.97	$92.81	$167.98
September 28, 2007	$304.39	$161.00	$289.65
December 31, 2007	$429.17	$280.66	$390.39
March 31, 2008	$397.70	$201.15	$239.63
June 30, 2008	$382.90	$243.02	$312.96
September 30, 2008	$353.37	$227.00	$248.23
December 31, 2008	$274.83	$100.50	$130.57
March 31, 2009	$197.68	$105.00	$176.60
June 30, 2009	$309.99	$171.02	$301.09
September 30, 2009	$408.00	$268.03	$391.05
December 31, 2009	$443.25	$353.03	$411.23
March 31, 2010	$628.50	$384.75	$597.00
May 6, 2010*	$718.00	$597.01	$668.02

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BIDU

Initial price: $668.02

Protection level: 75.00%

Protection price: $501.02

Physical delivery amount: 1($1,000/Initial price)

Fractional shares: 0.496961

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-34

Peabody Energy Corporation

According to publicly available information, Peabody Energy Corporation (the “Company”) is the largest private-sector coal company in the world. As of December 31, 2009, the Company sold coal to 345 electricity generating and industrial plants in 23 countries. For 2009, approximately 93% of the Company’s worldwide sales were under long-term coal supply agreements. As of December 31, 2009, the Company had 79 coal supply agreements with customers expiring at various times from 2010 to 2016.

The linked share’s SEC file number is 001-16463.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.11	$9.77	$13.10
September 30, 2004	$14.14	$11.88	$13.93
December 31, 2004	$20.32	$12.64	$18.94
March 31, 2005	$23.83	$17.20	$21.70
June 30, 2005	$26.43	$18.42	$24.36
September 30, 2005	$40.26	$24.35	$39.49
December 30, 2005	$40.70	$33.10	$38.58
March 31, 2006	$49.15	$38.61	$47.20
June 30, 2006	$71.43	$43.83	$52.20
September 29, 2006	$56.00	$30.85	$34.43
December 29, 2006	$45.49	$31.88	$37.83
March 30, 2007	$41.76	$33.89	$37.67
June 29, 2007	$52.20	$37.41	$45.30
September 28, 2007	$47.74	$35.97	$44.82
December 31, 2007	$62.55	$44.49	$61.64
March 31, 2008	$63.96	$42.05	$51.00
June 30, 2008	$88.69	$49.38	$88.05
September 30, 2008	$88.26	$39.10	$45.00
December 31, 2008	$43.98	$16.01	$22.75
March 31, 2009	$30.95	$20.17	$25.04
June 30, 2009	$37.44	$23.64	$30.16
September 30, 2009	$41.54	$27.20	$37.22
December 31, 2009	$48.14	$34.54	$45.21
March 31, 2010	$51.94	$39.90	$45.70
May 6, 2010*	$50.25	$39.78	$41.86

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BTU

Initial price: $41.86

Protection level: 75.00%

Protection price: $31.40

Physical delivery amount: 23($1,000/Initial price)

Fractional shares: 0.889154

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.48% per annum

Coupon amount monthly: $8.33

FWP-35

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.24%
+ 90%	5.00%		90.24%
+ 80%	5.00%		80.24%
+ 70%	5.00%		70.24%
+ 60%	5.00%		60.24%
+ 50%	5.00%		50.24%
+ 40%	5.00%		40.24%
+ 30%	5.00%		30.24%
+ 20%	5.00%		20.24%
+ 10%	5.00%		10.24%
+ 5%	5.00%		5.24%

0%	5.00%		0.24%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-4.76%
- 10%	5.00%	-5.00%	-9.76%
- 20%	5.00%	-15.00%	-19.76%
- 30%	N/A	-25.00%	-29.76%
- 40%	N/A	-35.00%	-39.76%
- 50%	N/A	-45.00%	-49.76%
- 60%	N/A	-55.00%	-59.76%
- 70%	N/A	-65.00%	-69.76%
- 80%	N/A	-75.00%	-79.76%
- 90%	N/A	-85.00%	-89.76%
- 100%	N/A	-95.00%	-99.76%

FWP-36

Bucyrus International, Inc.

According to publicly available information, Bucyrus International, Inc. (the “Company”) is a leading designer and manufacturer of high productivity mining equipment for the extraction of coal, copper, oil sands, iron ore and other minerals in major mining centers throughout the world. In addition to the manufacture of original equipment, the Company also provides the aftermarket replacement parts and service for this equipment. As of December 31, 2009, the size of the Company’s installed base of surface and mining original equipment was approximately $30.0 billion and $10 billion, with the acquisition of Terex Mining. The Company has manufacturing facilities in Australia, China, Germany, Poland and the United States and service and sales centers in Australia, Brazil, Canada, Chile, China, England, India, Mexico, Peru, Russia, South Africa and the United States.

The Company was incorporated in Delaware in 1927 as the successor to a business that began producing excavation machines in 1880.

The linked share’s SEC file number is 0-50858.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	$11.82	$6.72	$11.20
December 31, 2004	$14.09	$8.97	$13.55
March 31, 2005	$15.58	$11.56	$13.02
June 30, 2005	$13.25	$10.53	$12.66
September 30, 2005	$16.49	$11.64	$16.38
December 30, 2005	$18.08	$12.74	$17.57
March 31, 2006	$24.70	$17.30	$24.10
June 30, 2006	$30.36	$18.87	$25.25
September 29, 2006	$26.71	$19.28	$21.21
December 29, 2006	$26.06	$19.94	$25.88
March 30, 2007	$29.22	$22.32	$25.75
June 29, 2007	$36.43	$25.20	$35.39
September 28, 2007	$39.88	$28.42	$36.47
December 31, 2007	$52.18	$35.22	$49.70
March 31, 2008	$57.00	$33.66	$50.83
June 30, 2008	$79.50	$49.37	$73.02
September 30, 2008	$75.99	$36.53	$44.68
December 31, 2008	$44.50	$13.66	$18.52
March 31, 2009	$23.46	$10.62	$15.18
June 30, 2009	$34.32	$14.45	$28.56
September 30, 2009	$37.70	$23.62	$35.62
December 31, 2009	$59.95	$31.80	$56.37
March 31, 2010	$71.30	$47.81	$65.99
May 6, 2010*	$74.16	$49.42	$54.08

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BUCY

Initial price: $54.08

Protection level: 70.00%

Protection price: $37.86

Physical delivery amount: 18($1,000/Initial price)

Fractional shares: 0.491124

Coupon: 13.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.19% per annum

Coupon amount monthly: $10.83

FWP-37

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.50%		100.10%
+ 90%	6.50%		90.10%
+ 80%	6.50%		80.10%
+ 70%	6.50%		70.10%
+ 60%	6.50%		60.10%
+ 50%	6.50%		50.10%
+ 40%	6.50%		40.10%
+ 30%	6.50%		30.10%
+ 20%	6.50%		20.10%
+ 10%	6.50%		10.10%
+ 5%	6.50%		5.10%

0%	6.50%		0.10%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.50%	1.50%	-4.90%
- 10%	6.50%	-3.50%	-9.90%
- 20%	6.50%	-13.50%	-19.90%
- 30%	6.50%	-23.50%	-29.90%
- 40%	N/A	-33.50%	-39.90%
- 50%	N/A	-43.50%	-49.90%
- 60%	N/A	-53.50%	-59.90%
- 70%	N/A	-63.50%	-69.90%
- 80%	N/A	-73.50%	-79.90%
- 90%	N/A	-83.50%	-89.90%
- 100%	N/A	-93.50%	-99.90%

FWP-38

Buffalo Wild Wings, Inc.

According to publicly available information, Buffalo Wild Wings, Inc. (the “Company”) is an established and growing owner, operator and franchisor of restaurants featuring a variety of menu items including Buffalo, New York-style chicken wings. The Company was founded in 1982 and in 2003, became a publicly-held company.

The Company’s growth strategy is moving toward a mix of approximately 40% company-owned restaurants and approximately 60% franchised restaurants. At the end of 2010, the Company anticipates that approximately 36% of the restaurants will be company-owned.

The linked share’s SEC file number is 000-24743.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.41	$12.75	$13.83
September 30, 2004	$15.93	$13.04	$14.02
December 31, 2004	$18.80	$13.52	$17.41
March 31, 2005	$20.85	$15.81	$18.92
June 30, 2005	$19.90	$13.69	$15.60
September 30, 2005	$17.42	$12.95	$13.25
December 30, 2005	$17.15	$12.58	$16.61
March 31, 2006	$21.18	$14.80	$20.79
June 30, 2006	$22.09	$17.51	$19.16
September 29, 2006	$20.04	$15.42	$19.13
December 29, 2006	$29.15	$18.48	$26.60
March 30, 2007	$32.09	$22.89	$31.85
June 29, 2007	$47.74	$31.01	$41.59
September 28, 2007	$44.17	$29.86	$37.72
December 31, 2007	$42.12	$22.89	$23.22
March 31, 2008	$26.72	$18.25	$24.50
June 30, 2008	$34.99	$22.83	$24.83
September 30, 2008	$44.94	$24.00	$40.24
December 31, 2008	$41.47	$14.50	$25.65
March 31, 2009	$38.85	$21.31	$36.58
June 30, 2009	$44.47	$31.73	$32.52
September 30, 2009	$44.76	$30.90	$41.61
December 31, 2009	$44.31	$38.60	$40.27
March 31, 2010	$49.55	$39.29	$48.11
May 6, 2010*	$52.98	$36.20	$38.25

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BWLD

Initial price: $38.25

Protection level: 80.00%

Protection price: $30.60

Physical delivery amount: 26($1,000/Initial price)

Fractional shares: 0.143791

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-39

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-40

The Blackstone Group L.P.

According to publicly available information, The Blackstone Group L.P. (the “Company”) is a manager of private capital and provider of financial advisory services. The Company is an independent manager of private capital with assets under management of $98.2 billion as of December 31, 2009. The Company’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, and separately managed accounts and publicly-traded closed-end mutual funds.

The linked share’s SEC file number is 333-165115.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$38.00	$28.75	$29.27
September 28, 2007	$31.99	$21.30	$25.08
December 31, 2007	$29.75	$20.40	$22.13
March 31, 2008	$22.25	$13.40	$15.88
June 30, 2008	$20.97	$15.92	$18.21
September 30, 2008	$19.49	$14.00	$15.34
December 31, 2008	$15.95	$4.16	$6.53
March 31, 2009	$9.19	$3.55	$7.25
June 30, 2009	$14.44	$6.92	$10.54
September 30, 2009	$15.35	$8.54	$14.20
December 31, 2009	$17.22	$12.71	$13.12
March 31, 2010	$15.10	$12.03	$14.00
May 6, 2010*	$15.48	$11.87	$12.61

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BX

Initial price: $12.61

Protection level: 80.00%

Protection price: $10.09

Physical delivery amount: 79($1,000/Initial price)

Fractional shares: 0.302141

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 9.80% per annum

Coupon amount monthly: $7.50

FWP-41

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		104.90%
+ 90%	4.50%		94.90%
+ 80%	4.50%		84.90%
+ 70%	4.50%		74.90%
+ 60%	4.50%		64.90%
+ 50%	4.50%		54.90%
+ 40%	4.50%		44.90%
+ 30%	4.50%		34.90%
+ 20%	4.50%		24.90%
+ 10%	4.50%		14.90%
+ 5%	4.50%		9.90%

0%	4.50%		4.90%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-0.10%
- 10%	4.50%	-5.50%	-5.10%
- 20%	4.50%	-15.50%	-15.10%
- 30%	N/A	-25.50%	-25.10%
- 40%	N/A	-35.50%	-35.10%
- 50%	N/A	-45.50%	-45.10%
- 60%	N/A	-55.50%	-55.10%
- 70%	N/A	-65.50%	-65.10%
- 80%	N/A	-75.50%	-75.10%
- 90%	N/A	-85.50%	-85.10%
- 100%	N/A	-95.50%	-95.10%

FWP-42

Continental Airlines, Inc.

According to publicly available information, Continental Airlines, Inc. (the “Company”) is a United States air carrier engaged in the business of transporting passengers, cargo and mail. The Company is the world’s fifth largest airline as measured by the number of scheduled miles flown by revenue passengers in 2009. Together with ExpressJet Airlines, Inc. (operating as Continental Express), a wholly owned subsidiary of ExpressJet Holdings, Inc., from which the Company purchases seat capacity, and the Company’s wholly-owned subsidiary, Continental Micronesia, Inc., each a Delaware corporation, the Company operates more than 2,000 daily departures. As of December 31, 2009, the Company flew to 118 domestic and 124 international destinations and offered additional connecting service through alliances with domestic and foreign carriers.

The Company is a Delaware corporation, with executive offices located at 1600 Smith Street, Houston, Texas 77002.

The SEC file number of the linked share (Class B Common Stock) is 001-10323.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.93	$9.05	$11.37
September 30, 2004	$11.68	$7.80	$8.52
December 31, 2004	$14.01	$7.63	$13.54
March 31, 2005	$14.18	$8.50	$12.04
June 30, 2005	$15.60	$11.09	$13.28
September 30, 2005	$16.60	$9.04	$9.66
December 30, 2005	$21.97	$9.62	$21.30
March 31, 2006	$28.88	$16.77	$26.90
June 30, 2006	$31.02	$22.56	$29.80
September 29, 2006	$32.04	$22.05	$28.31
December 29, 2006	$46.29	$28.56	$41.25
March 30, 2007	$52.40	$35.23	$36.39
June 29, 2007	$44.10	$32.01	$33.87
September 28, 2007	$38.61	$26.21	$33.03
December 31, 2007	$37.79	$21.59	$22.25
March 31, 2008	$31.25	$17.19	$19.23
June 30, 2008	$23.40	$9.70	$10.11
September 30, 2008	$21.39	$5.91	$16.68
December 31, 2008	$20.89	$9.90	$18.06
March 31, 2009	$21.83	$6.38	$8.81
June 30, 2009	$15.75	$7.86	$8.86
September 30, 2009	$17.55	$8.87	$16.44
December 31, 2009	$18.73	$10.94	$17.92
March 31, 2010	$23.64	$16.82	$21.97
May 6, 2010*	$24.28	$16.63	$18.60

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CAL

Initial price: $18.60

Protection level: 70.00%

Protection price: $13.02

Physical delivery amount: 53($1,000/Initial price)

Fractional shares: 0.763441

Coupon: 16.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.75

FWP-43

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	8.25%	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

FWP-44

CB Richard Ellis Group, Inc

According to publicly available information, CB Richard Ellis Group, Inc. (the “Company”) is the world’s largest commercial real estate services firm, based on 2009 revenue, with leading full-service operations in major metropolitan areas throughout the world. The Company offers a full range of services to occupiers, owners, lenders and investors in office, retail, industrial, multi-family and other commercial real estate assets. As of December 31, 2009, excluding affiliate and partner offices, the Company operated in more than 300 offices worldwide with approximately 29,000 employees providing commercial real estate services under the “CB Richard Ellis” brand name and providing development services under the “Trammell Crow” brand name. The Company’s business is focused on several service competencies, including tenant representation, property/agency leasing, property sales, development services, commercial mortgage origination and servicing, capital markets (equity and debt) solutions, commercial property and corporate facilities management, valuation, proprietary research and real estate investment management.

The SEC file number of the linked share (Class A Common Stock) is 001-32205.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$6.40	$6.07	$6.37
September 30, 2004	$7.88	$6.16	$7.70
December 31, 2004	$11.36	$7.65	$11.18
March 31, 2005	$12.95	$10.40	$11.66
June 30, 2005	$14.73	$10.58	$14.62
September 30, 2005	$16.67	$13.82	$16.40
December 30, 2005	$19.92	$15.02	$19.62
March 31, 2006	$27.80	$19.46	$26.90
June 30, 2006	$29.80	$21.99	$24.90
September 29, 2006	$25.96	$20.13	$24.60
December 29, 2006	$34.26	$23.37	$33.20
March 30, 2007	$39.15	$31.23	$34.18
June 29, 2007	$39.93	$33.00	$36.50
September 28, 2007	$42.70	$23.69	$27.84
December 31, 2007	$29.36	$17.49	$21.55
March 31, 2008	$23.16	$15.23	$21.64
June 30, 2008	$24.50	$19.01	$19.20
September 30, 2008	$21.00	$11.49	$13.37
December 31, 2008	$13.21	$3.00	$4.32
March 31, 2009	$5.40	$2.34	$4.03
June 30, 2009	$9.87	$3.75	$9.36
September 30, 2009	$13.14	$7.62	$11.74
December 31, 2009	$14.14	$9.98	$13.57
March 31, 2010	$16.21	$12.05	$15.85
May 6, 2010*	$17.97	$14.45	$15.85

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBG

Initial price: $15.85

Protection level: 75.00%

Protection price: $11.89

Physical delivery amount: 63($1,000/Initial price)

Fractional shares: 0.091483

Coupon: 11.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-45

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-46

Chicago Bridge & Iron Company N.V.

According to publicly available information, Chicago Bridge & Iron Company N.V. (the “Company”) is an engineering, procurement and construction provider and process technology licensor, delivering comprehensive solutions to customers in the energy and natural resource industries. The Company has a presence in about 80 locations and has approximately 16,000 employees worldwide. As of December 31, 2009, the Company executed more than 600 projects in over 70 countries for customers in a variety of industries.

Within its operating segments, the Company serve under four broad market sectors: Liquefied Natural Gas (“LNG”), Energy Processes, Steel Plate Structures, and Lummus Technologies. Through these market sectors, the Company offer services both independently and on an integrated basis.

The linked share’s SEC file number is 001-12815.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.18	$10.80	$13.93
September 30, 2004	$15.23	$13.25	$15.00
December 31, 2004	$20.56	$14.49	$20.00
March 31, 2005	$23.87	$17.85	$22.02
June 30, 2005	$25.25	$19.10	$22.86
September 30, 2005	$32.95	$22.83	$31.09
December 30, 2005	$32.75	$19.50	$25.21
March 31, 2006	$31.85	$19.80	$24.00
June 30, 2006	$27.50	$21.78	$24.15
September 29, 2006	$27.78	$22.75	$24.06
December 29, 2006	$29.74	$23.17	$27.34
March 30, 2007	$31.50	$25.83	$30.75
June 29, 2007	$40.05	$30.10	$37.74
September 28, 2007	$44.84	$30.06	$43.06
December 31, 2007	$62.94	$41.49	$60.44
March 31, 2008	$63.47	$35.21	$39.24
June 30, 2008	$49.82	$37.50	$39.82
September 30, 2008	$40.20	$15.95	$19.24
December 31, 2008	$19.05	$5.13	$10.05
March 31, 2009	$13.88	$4.64	$6.27
June 30, 2009	$13.87	$5.95	$12.40
September 30, 2009	$18.94	$9.08	$18.68
December 31, 2009	$21.44	$17.00	$20.22
March 31, 2010	$25.00	$19.38	$23.26
May 6, 2010*	$25.86	$19.00	$20.62

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBI

Initial price: $20.62

Protection level: 80.00%

Protection price: $16.50

Physical delivery amount: 48($1,000/Initial price)

Fractional shares: 0.496605

Coupon: 10.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-47

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-48

Coeur d’Alene Mines Corporation

According to publicly available information, Coeur d’Alene Mines Corporation (the “Company”) is a silver producer with a growing gold production profile. The Company is located in North America and is engaged, through its subsidiaries, in the operation and ownership, development and exploration of silver and gold mining properties and companies located primarily within South America, Mexico, United States and Australia.

As of December 31, 2009, the Company’s number of employees was at 1,294.

The linked share’s SEC file number is 001-08641.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$71.90	$37.70	$40.80
September 30, 2004	$48.80	$30.10	$47.40
December 31, 2004	$52.40	$37.50	$39.30
March 31, 2005	$44.70	$32.70	$36.70
June 30, 2005	$38.00	$27.00	$36.30
September 30, 2005	$44.10	$33.10	$42.30
December 30, 2005	$46.90	$36.00	$40.00
March 31, 2006	$69.80	$40.70	$65.60
June 30, 2006	$73.70	$39.30	$48.10
September 29, 2006	$58.40	$43.20	$47.10
December 29, 2006	$55.00	$42.00	$49.50
March 30, 2007	$50.10	$39.00	$41.10
June 29, 2007	$44.00	$34.60	$35.90
September 28, 2007	$42.50	$29.80	$37.90
December 31, 2007	$49.70	$35.40	$49.40
March 31, 2008	$51.70	$36.50	$40.40
June 30, 2008	$40.30	$27.40	$29.00
September 30, 2008	$29.70	$13.60	$15.30
December 31, 2008	$15.80	$3.60	$8.80
March 31, 2009	$10.20	$5.50	$9.40
June 30, 2009	$17.20	$9.80	$12.30
September 30, 2009	$21.94	$10.07	$20.50
December 31, 2009	$24.86	$17.65	$18.06
March 31, 2010	$20.39	$13.42	$14.98
May 6, 2010*	$18.36	$15.28	$16.68

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CDE

Initial price: $16.68

Protection level: 75.00%

Protection price: $12.51

Physical delivery amount: 59($1,000/Initial price)

Fractional shares: 0.952038

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-49

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-50

Consol Energy Inc.

According to publicly available sources, Consol Energy Inc. (“the Company”) is a multi-fuel energy producer and energy services provider primarily serving the electric power generation industry in the United States. That industry generates approximately two-thirds of its output by burning coal or gas, the two fuels the Company produces. During the year ended December 31, 2009, the Company produced high-Btu bituminous coal from 16 mining complexes in the United States. The Company is the majority shareholder (83.3%) of CNX Gas Corporation. CNX Gas produces pipeline-quality coalbed methane gas from the Company’s coal properties in Pennsylvania, Virginia and West Virginia and oil and gas from properties in Tennessee and Virginia.

The linked share’s SEC file number is 001-14901.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.37	$12.43	$18.00
September 30, 2004	$19.63	$14.92	$17.45
December 31, 2004	$21.95	$16.06	$20.53
March 31, 2005	$24.63	$18.58	$23.51
June 30, 2005	$27.50	$20.78	$26.79
September 30, 2005	$38.73	$26.90	$38.14
December 30, 2005	$39.87	$26.81	$32.59
March 31, 2006	$37.67	$30.00	$37.08
June 30, 2006	$49.09	$35.12	$46.72
September 29, 2006	$48.90	$28.10	$31.73
December 29, 2006	$38.71	$28.69	$32.13
March 30, 2007	$39.65	$29.15	$39.13
June 29, 2007	$49.85	$38.89	$46.11
September 28, 2007	$50.21	$34.37	$46.60
December 31, 2007	$74.18	$45.04	$71.52
March 31, 2008	$84.18	$53.66	$69.19
June 30, 2008	$119.10	$67.33	$112.37
September 30, 2008	$112.21	$36.25	$45.89
December 31, 2008	$44.13	$18.51	$28.58
March 31, 2009	$37.61	$22.49	$25.24
June 30, 2009	$44.11	$24.05	$33.96
September 30, 2009	$49.84	$28.61	$45.11
December 31, 2009	$53.50	$42.18	$49.80
March 31, 2010	$57.93	$41.81	$42.66
May 6, 2010*	$46.94	$36.68	$39.35

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CNX

Initial price: $39.35

Protection level: 75.00%

Protection price: $29.51

Physical delivery amount: 25($1,000/Initial price)

Fractional shares: 0.412961

Coupon: 11.50% per annum

Maturity: November 30, 2010

Dividend yield: 1.02% per annum

Coupon amount monthly: $9.58

FWP-51

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.51%
+ 90%	5.75%		90.51%
+ 80%	5.75%		80.51%
+ 70%	5.75%		70.51%
+ 60%	5.75%		60.51%
+ 50%	5.75%		50.51%
+ 40%	5.75%		40.51%
+ 30%	5.75%		30.51%
+ 20%	5.75%		20.51%
+ 10%	5.75%		10.51%
+ 5%	5.75%		5.51%

0%	5.75%		0.51%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-4.49%
- 10%	5.75%	-4.25%	-9.49%
- 20%	5.75%	-14.25%	-19.49%
- 30%	N/A	-24.25%	-29.49%
- 40%	N/A	-34.25%	-39.49%
- 50%	N/A	-44.25%	-49.49%
- 60%	N/A	-54.25%	-59.49%
- 70%	N/A	-64.25%	-69.49%
- 80%	N/A	-74.25%	-79.49%
- 90%	N/A	-84.25%	-89.49%
- 100%	N/A	-94.25%	-99.49%

FWP-52

Cree, Inc.

According to publicly available information, Cree, Inc. (the “Company”) a North Carolina corporation established in 1987, develops and manufactures semiconductor materials and devices primarily based on silicon carbide (SiC), gallium nitride (GaN) and related compounds. The Company’s SiC and GaN materials technologies are the basis for many of the devices that it develops and produces. The Company currently focuses its expertise in SiN and GaN on light emitting diodes (LEDs), including blue and green LED chips, high brightness packaged LEFs and high-power products, including power switching, wide bandgap radio frequency (RF) and microwave devices. The Company has products commercially available in each of these categories.

The Company derives the majority of its revenue from sale of its LED products. It also generates revenue from sales of SiC and GaN materials, including gemstone materials, and it earns revenue under government contracts that support some its research and development programs to the extent the contract funding exceeds its direct cost of performing those activities.

As of June 28, 2009, the company’s portion of revenue derived from government contracts was 3%. Also, the Company employed 3,172 regular full and part-time employees as of June 28, 2009.

The linked share’s SEC file number is 0-21154.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.45	$18.06	$23.28
September 30, 2004	$30.85	$17.88	$30.53
December 31, 2004	$42.44	$26.72	$40.08
March 31, 2005	$40.96	$20.68	$21.75
June 30, 2005	$30.99	$21.06	$25.47
September 30, 2005	$30.98	$23.34	$25.02
December 30, 2005	$27.95	$21.68	$25.24
March 31, 2006	$33.62	$24.60	$32.81
June 30, 2006	$35.30	$22.60	$23.76
September 29, 2006	$23.93	$16.52	$20.11
December 29, 2006	$23.67	$15.25	$17.32
March 30, 2007	$19.06	$15.28	$16.46
June 29, 2007	$28.55	$16.20	$25.85
September 28, 2007	$34.80	$22.54	$31.10
December 31, 2007	$33.51	$20.48	$27.47
March 31, 2008	$35.50	$23.12	$27.96
June 30, 2008	$31.80	$22.60	$22.81
September 30, 2008	$29.00	$17.10	$22.78
December 31, 2008	$23.92	$12.57	$15.87
March 31, 2009	$24.93	$15.59	$23.53
June 30, 2009	$31.75	$22.64	$29.39
September 30, 2009	$38.95	$26.39	$36.75
December 31, 2009	$57.32	$34.38	$56.37
March 31, 2010	$72.36	$52.66	$70.22
May 6, 2010*	$83.36	$60.00	$69.40

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CREE

Initial price: $69.40

Protection level: 75.00%

Protection price: $52.05

Physical delivery amount: 14($1,000/Initial price)

Fractional shares: 0.409222

Coupon: 12.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.42

FWP-53

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.25%		100.00%
+ 90%	6.25%		90.00%
+ 80%	6.25%		80.00%
+ 70%	6.25%		70.00%
+ 60%	6.25%		60.00%
+ 50%	6.25%		50.00%
+ 40%	6.25%		40.00%
+ 30%	6.25%		30.00%
+ 20%	6.25%		20.00%
+ 10%	6.25%		10.00%
+ 5%	6.25%		5.00%

0%	6.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.25%	1.25%	-5.00%
- 10%	6.25%	-3.75%	-10.00%
- 20%	6.25%	-13.75%	-20.00%
- 30%	N/A	-23.75%	-30.00%
- 40%	N/A	-33.75%	-40.00%
- 50%	N/A	-43.75%	-50.00%
- 60%	N/A	-53.75%	-60.00%
- 70%	N/A	-63.75%	-70.00%
- 80%	N/A	-73.75%	-80.00%
- 90%	N/A	-83.75%	-90.00%
- 100%	N/A	-93.75%	-100.00%

FWP-54

Carpenter Technology Corporation

According to publicly available information, Carpenter Technology Corporation (the “Company”) is engaged in the manufacturing, fabrication, and distribution of specialty metals. As of June 30, 2009, the Company had a backlog of orders of approximately $230 million, substantially all of which is expected to be shipped within fiscal year 2010. As of June 30, 2009, the total workforce consisted of approximately 3,200 employees.

The linked share’s SEC file number is 001-05828.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.03	$12.88	$17.03
September 30, 2004	$23.91	$15.47	$23.87
December 31, 2004	$30.96	$19.18	$29.23
March 31, 2005	$35.06	$24.83	$29.71
June 30, 2005	$31.73	$25.20	$25.90
September 30, 2005	$32.76	$25.35	$29.31
December 30, 2005	$36.04	$25.59	$35.24
March 31, 2006	$49.68	$34.98	$47.26
June 30, 2006	$71.06	$46.86	$57.75
September 29, 2006	$61.27	$45.06	$53.76
December 29, 2006	$59.56	$48.84	$51.26
March 30, 2007	$62.83	$48.19	$60.38
June 29, 2007	$69.00	$59.38	$65.16
September 28, 2007	$74.98	$49.77	$65.01
December 31, 2007	$79.65	$61.82	$75.17
March 31, 2008	$75.38	$50.80	$55.97
June 30, 2008	$63.06	$41.69	$43.65
September 30, 2008	$43.10	$24.12	$25.65
December 31, 2008	$25.58	$11.72	$20.54
March 31, 2009	$24.20	$12.02	$14.12
June 30, 2009	$25.20	$13.53	$20.81
September 30, 2009	$26.29	$16.29	$23.39
December 31, 2009	$28.35	$20.12	$26.95
March 31, 2010	$38.82	$25.72	$36.60
May 6, 2010*	$43.24	$34.63	$37.35

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CRS

Initial price: $37.35

Protection level: 75.00%

Protection price: $28.01

Physical delivery amount: 26($1,000/Initial price)

Fractional shares: 0.773762

Coupon: 11.50% per annum

Maturity: November 30, 2010

Dividend yield: 1.86% per annum

Coupon amount monthly: $9.58

FWP-55

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.93%
+ 90%	5.75%		90.93%
+ 80%	5.75%		80.93%
+ 70%	5.75%		70.93%
+ 60%	5.75%		60.93%
+ 50%	5.75%		50.93%
+ 40%	5.75%		40.93%
+ 30%	5.75%		30.93%
+ 20%	5.75%		20.93%
+ 10%	5.75%		10.93%
+ 5%	5.75%		5.93%

0%	5.75%		0.93%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-4.07%
- 10%	5.75%	-4.25%	-9.07%
- 20%	5.75%	-14.25%	-19.07%
- 30%	N/A	-24.25%	-29.07%
- 40%	N/A	-34.25%	-39.07%
- 50%	N/A	-44.25%	-49.07%
- 60%	N/A	-54.25%	-59.07%
- 70%	N/A	-64.25%	-69.07%
- 80%	N/A	-74.25%	-79.07%
- 90%	N/A	-84.25%	-89.07%
- 100%	N/A	-94.25%	-99.07%

FWP-56

CEMEX, S.A.B. de C.V.

According to publicly available information, CEMEX, S.A.B. de C.V., (the “Company”) is the third largest ready-mix concrete company in the world, based on installed capacity as of December 31, 2008 of approximately 95.6 million tons. The Company is one of the largest aggregates company in the world with annual sales volumes of approximately 241 million tons, in each case based on its annual sales volumes in 2008. The Company is also one of the world’s largest traders of cement and clinker, having traded approximately 9 million tons of cement and clinker in 2008. The Company is a holding company primarily engaged, through its operating subsidiaries, in the production, distribution, marketing and sale of cement, ready-mix concrete, aggregates and clinker.

The Company is a global cement manufacturer with operations in North America, Europe, South America, Central America, the Caribbean, Africa, the Middle East and Asia.

The SEC file number of the linked share (American depositary share) is 001-14946.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.81	$11.44	$12.81
September 30, 2004	$13.79	$11.87	$12.39
December 31, 2004	$16.10	$11.95	$16.04
March 31, 2005	$18.72	$15.21	$15.96
June 30, 2005	$19.25	$15.03	$18.68
September 30, 2005	$23.69	$18.44	$23.03
December 30, 2005	$27.29	$20.60	$26.13
March 31, 2006	$29.54	$24.66	$28.75
June 30, 2006	$32.64	$21.54	$25.80
September 29, 2006	$27.89	$24.23	$27.24
December 29, 2006	$30.78	$26.78	$30.68
March 30, 2007	$34.42	$28.26	$29.66
June 29, 2007	$38.36	$28.95	$34.24
September 28, 2007	$35.24	$26.06	$27.76
December 31, 2007	$30.99	$23.02	$23.99
March 31, 2008	$27.32	$19.41	$24.24
June 30, 2008	$31.36	$22.46	$23.75
September 30, 2008	$24.27	$15.29	$16.56
December 31, 2008	$16.43	$3.86	$8.79
March 31, 2009	$10.33	$3.79	$6.01
June 30, 2009	$11.39	$5.93	$9.34
September 30, 2009	$14.58	$7.63	$12.92
December 31, 2009	$13.96	$10.03	$11.82
March 31, 2010	$12.58	$8.83	$10.21
May 6, 2010*	$12.60	$9.87	$10.53

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CX

Initial price: $10.53

Protection level: 75.00%

Protection price: $7.90

Physical delivery amount: 94($1,000/Initial price)

Fractional shares: 0.966762

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-57

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-58

Delta Airlines, Inc.

According to publicly available information, Delta Airlines, Inc. (the “Company”) is an airline, providing scheduled air transportation for passengers and cargo throughout the United States and around the world. On December 31, 2009, Northwest Airlines Corporation merged with and into the Company. The Company is incorporated under the laws of Delaware. As of December 31, 2009, the Company has a total of 81,106 full-time equivalent employees.

The linked share’s SEC file number is 001-05424.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$23.25	$18.02	$19.70
September 28, 2007	$21.80	$14.94	$17.95
December 31, 2007	$21.10	$14.04	$14.89
March 31, 2008	$18.97	$7.94	$8.60
June 30, 2008	$10.75	$4.84	$5.70
September 30, 2008	$10.26	$4.00	$7.45
December 31, 2008	$11.90	$5.11	$11.46
March 31, 2009	$12.65	$3.52	$5.63
June 30, 2009	$8.27	$5.31	$5.79
September 30, 2009	$9.88	$5.56	$8.96
December 31, 2009	$12.08	$6.78	$11.38
March 31, 2010	$14.90	$10.93	$14.59
May 6, 2010*	$14.94	$10.90	$11.72

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DAL

Initial price: $11.72

Protection level: 70.00%

Protection price: $8.20

Physical delivery amount: 85($1,000/Initial price)

Fractional shares: 0.324232

Coupon: 14.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.67

FWP-59

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.00%
+ 90%	7.00%		90.00%
+ 80%	7.00%		80.00%
+ 70%	7.00%		70.00%
+ 60%	7.00%		60.00%
+ 50%	7.00%		50.00%
+ 40%	7.00%		40.00%
+ 30%	7.00%		30.00%
+ 20%	7.00%		20.00%
+ 10%	7.00%		10.00%
+ 5%	7.00%		5.00%

0%	7.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-5.00%
- 10%	7.00%	-3.00%	-10.00%
- 20%	7.00%	-13.00%	-20.00%
- 30%	7.00%	-23.00%	-30.00%
- 40%	N/A	-33.00%	-40.00%
- 50%	N/A	-43.00%	-50.00%
- 60%	N/A	-53.00%	-60.00%
- 70%	N/A	-63.00%	-70.00%
- 80%	N/A	-73.00%	-80.00%
- 90%	N/A	-83.00%	-90.00%
- 100%	N/A	-93.00%	-100.00%

FWP-60

Dana Holding Corporation

According to publicly available information, Dana Holding Corporation (the “Company”) was incorporated in Delaware in 2007 and is headquartered in Maumee, Ohio. The Company is a leading supplier of axle, driveshaft, structural, sealing and thermal management products for global vehicle manufacturers. The Company designs and manufactures products for every major vehicle producer in the world. As of December 31, 2009, the Company employed approximately 24,000 people in 23 countries and operated 106 major facilities throughout the world.

The linked share’s SEC file number is 001-01063.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	$13.30	$8.51	$10.00
June 30, 2008	$12.65	$5.18	$5.35
September 30, 2008	$7.35	$4.10	$4.84
December 31, 2008	$4.83	$0.34	$0.74
March 31, 2009	$1.16	$0.19	$0.46
June 30, 2009	$2.50	$0.44	$1.28
September 30, 2009	$7.44	$1.17	$6.81
December 31, 2009	$11.24	$5.35	$10.84
March 31, 2010	$13.30	$9.23	$11.88
May 6, 2010*	$14.10	$10.14	$12.10

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DAN

Initial price: $12.10

Protection level: 70.00%

Protection price: $8.47

Physical delivery amount: 82($1,000/Initial price)

Fractional shares: 0.644628

Coupon: 13.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.25

FWP-61

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.75%		100.00%
+ 90%	6.75%		90.00%
+ 80%	6.75%		80.00%
+ 70%	6.75%		70.00%
+ 60%	6.75%		60.00%
+ 50%	6.75%		50.00%
+ 40%	6.75%		40.00%
+ 30%	6.75%		30.00%
+ 20%	6.75%		20.00%
+ 10%	6.75%		10.00%
+ 5%	6.75%		5.00%

0%	6.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.75%	1.75%	-5.00%
- 10%	6.75%	-3.25%	-10.00%
- 20%	6.75%	-13.25%	-20.00%
- 30%	6.75%	-23.25%	-30.00%
- 40%	N/A	-33.25%	-40.00%
- 50%	N/A	-43.25%	-50.00%
- 60%	N/A	-53.25%	-60.00%
- 70%	N/A	-63.25%	-70.00%
- 80%	N/A	-73.25%	-80.00%
- 90%	N/A	-83.25%	-90.00%
- 100%	N/A	-93.25%	-100.00%

FWP-62

Dillard’s, Inc.

According to publicly available information, Dillard’s Inc. (the “Company”) is one of the nation’s largest apparel and home furnishing retailers. The Company was incorporated in Delaware in 1964. As of January 30, 2010, the Company operated 309 stores, including 12 clearance centers, and one Internet store offering a wide selection of merchandise including fashion apparel for women, men and children, accessories, cosmetics, home furnishings and other consumer goods.

The SEC file number of the linked share (Class A Common Stock) is 001-06140.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.51	$15.21	$22.30
September 30, 2004	$24.98	$18.30	$19.74
December 31, 2004	$27.50	$18.77	$26.87
March 31, 2005	$27.93	$22.67	$26.90
June 30, 2005	$28.60	$22.52	$23.42
September 30, 2005	$24.12	$19.64	$20.88
December 30, 2005	$25.37	$18.91	$24.82
March 31, 2006	$27.13	$23.94	$26.04
June 30, 2006	$32.20	$24.77	$31.85
September 29, 2006	$33.87	$28.37	$32.73
December 29, 2006	$36.47	$28.40	$34.97
March 30, 2007	$36.10	$30.70	$32.73
June 29, 2007	$40.56	$32.53	$35.93
September 28, 2007	$38.62	$19.50	$21.83
December 31, 2007	$24.86	$15.52	$18.78
March 31, 2008	$20.66	$14.19	$17.21
June 30, 2008	$23.11	$11.28	$11.57
September 30, 2008	$15.36	$7.61	$11.80
December 31, 2008	$13.20	$2.50	$3.97
March 31, 2009	$6.74	$2.98	$5.70
June 30, 2009	$11.48	$5.40	$9.20
September 30, 2009	$15.08	$7.86	$14.10
December 31, 2009	$20.17	$12.58	$18.45
March 31, 2010	$24.39	$14.95	$23.60
May 6, 2010*	$31.22	$22.33	$24.56

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DDS

Initial price: $24.56

Protection level: 75.00%

Protection price: $18.42

Physical delivery amount: 40($1,000/Initial price)

Fractional shares: 0.716612

Coupon: 11.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.67% per annum

Coupon amount monthly: $9.17

FWP-63

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.34%
+ 90%	5.50%		90.34%
+ 80%	5.50%		80.34%
+ 70%	5.50%		70.34%
+ 60%	5.50%		60.34%
+ 50%	5.50%		50.34%
+ 40%	5.50%		40.34%
+ 30%	5.50%		30.34%
+ 20%	5.50%		20.34%
+ 10%	5.50%		10.34%
+ 5%	5.50%		5.34%

0%	5.50%		0.34%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-4.66%
- 10%	5.50%	-4.50%	-9.66%
- 20%	5.50%	-14.50%	-19.66%
- 30%	N/A	-24.50%	-29.66%
- 40%	N/A	-34.50%	-39.66%
- 50%	N/A	-44.50%	-49.66%
- 60%	N/A	-54.50%	-59.66%
- 70%	N/A	-64.50%	-69.66%
- 80%	N/A	-74.50%	-79.66%
- 90%	N/A	-84.50%	-89.66%
- 100%	N/A	-94.50%	-99.66%

FWP-64

Discover Financial Services

According to publicly available information, Discover Financial Services (the “Company”) is a credit card issuer and electronic payment services company. As of November 30, 2009, the Company has $50.9 billion in managed receivables in the United States.

The linked share’s SEC file number is 001-33378.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$32.17	$27.93	$28.50
September 28, 2007	$29.15	$20.25	$20.80
December 31, 2007	$23.33	$14.81	$15.08
March 31, 2008	$17.99	$11.25	$16.37
June 30, 2008	$19.83	$13.01	$13.17
September 30, 2008	$18.15	$11.17	$13.82
December 31, 2008	$14.03	$6.59	$9.53
March 31, 2009	$9.93	$4.73	$6.31
June 30, 2009	$11.64	$6.02	$10.27
September 30, 2009	$16.63	$9.00	$16.23
December 31, 2009	$17.35	$13.85	$14.71
March 31, 2010	$15.77	$12.59	$14.90
May 6, 2010*	$16.48	$13.43	$14.41

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DFS

Initial price: $14.41

Protection level: 80.00%

Protection price: $11.53

Physical delivery amount: 69($1,000/Initial price)

Fractional shares: 0.396253

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.56% per annum

Coupon amount monthly: $7.50

FWP-65

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.28%
+ 90%	4.50%		90.28%
+ 80%	4.50%		80.28%
+ 70%	4.50%		70.28%
+ 60%	4.50%		60.28%
+ 50%	4.50%		50.28%
+ 40%	4.50%		40.28%
+ 30%	4.50%		30.28%
+ 20%	4.50%		20.28%
+ 10%	4.50%		10.28%
+ 5%	4.50%		5.28%

0%	4.50%		0.28%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-4.72%
- 10%	4.50%	-5.50%	-9.72%
- 20%	4.50%	-15.50%	-19.72%
- 30%	N/A	-25.50%	-29.72%
- 40%	N/A	-35.50%	-39.72%
- 50%	N/A	-45.50%	-49.72%
- 60%	N/A	-55.50%	-59.72%
- 70%	N/A	-65.50%	-69.72%
- 80%	N/A	-75.50%	-79.72%
- 90%	N/A	-85.50%	-89.72%
- 100%	N/A	-95.50%	-99.72%

FWP-66

Denbury Resources Inc.

According to publicly available information, Denbury Resources Inc. (the “Company”) is a Delaware corporation and is engaged in the acquisition, development, operation and exploration of oil and natural gas properties in the Gulf Coast region of the United States, primarily Mississippi, Louisana, Texas and Alabama. The Company’s corporate headquarters is located at 5100 Tennyson Parkway, Suite 1200, Plano, Texas 75024. As of December 31, 2009, the Company had 830 employees, 492 of whom were employed in field operations.

The linked share’s SEC file number is 001-12935.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$5.43	$4.18	$5.24
September 30, 2004	$6.55	$4.65	$6.35
December 31, 2004	$7.33	$6.01	$6.86
March 31, 2005	$9.16	$6.18	$8.81
June 30, 2005	$10.27	$7.01	$9.94
September 30, 2005	$12.86	$9.98	$12.61
December 30, 2005	$12.75	$9.68	$11.39
March 31, 2006	$16.33	$11.79	$15.84
June 30, 2006	$18.30	$12.96	$15.84
September 29, 2006	$17.90	$13.27	$14.45
December 29, 2006	$15.47	$12.98	$13.90
March 30, 2007	$15.31	$12.98	$14.90
June 29, 2007	$19.38	$14.84	$18.75
September 28, 2007	$23.38	$18.28	$22.35
December 31, 2007	$30.56	$22.41	$29.75
March 31, 2008	$33.64	$21.90	$28.55
June 30, 2008	$40.21	$27.31	$36.50
September 30, 2008	$37.15	$16.11	$19.04
December 31, 2008	$18.86	$5.59	$10.92
March 31, 2009	$17.52	$9.62	$14.86
June 30, 2009	$18.83	$13.39	$14.73
September 30, 2009	$17.78	$12.45	$15.13
December 31, 2009	$17.39	$12.52	$14.80
March 31, 2010	$17.12	$13.41	$16.87
May 6, 2010*	$19.48	$16.44	$17.66

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DNR

Initial price: $17.66

Protection level: 80.00%

Protection price: $14.13

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.625142

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-68

The Dow Chemical Company

According to publicly available information, The Dow Chemical Company (the “Company”) was incorporated in 1947 under Delaware law and is the successor to a Michigan corporation, of the same name, organized in 1897. The Company is engaged in the manufacture and sale of chemicals, plastic materials, agricultural and other specialized products and services. In April 1, 2009, the merger of Rohm and Haas Company with a subsidiary of the Company was completed, and Rohm and Haas became a wholly owned subsidiary of the Company.

The Company is a diversified chemical company that offers specialty chemical, advanced materials, agrosciences and plastics businesses deliver a broad range of technology-based products and solutions to customers in approximately 160 countries and in high growth sectors such as electronics, water, energy, coatings and agriculture. In 2009, the Company had annual sales of $44.9 billion and employed approximately 52,000 people worldwide. The Company’s more than 5,000 products are manufactured at 214 sites in 37 countries across the globe.

The Company’s principal executive offices are located at 2030 Dow Center, Midland, Michigan 48674, telephone 989-636-1000.

The linked share’s SEC file number is 1-3433.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$42.45	$36.36	$40.70
September 30, 2004	$45.40	$37.95	$45.18
December 31, 2004	$51.34	$41.82	$49.51
March 31, 2005	$56.75	$47.60	$49.85
June 30, 2005	$50.49	$42.95	$44.53
September 30, 2005	$49.36	$40.20	$41.67
December 30, 2005	$47.21	$40.55	$43.82
March 31, 2006	$45.15	$40.26	$40.60
June 30, 2006	$43.10	$37.01	$39.03
September 29, 2006	$39.97	$33.00	$38.98
December 29, 2006	$41.55	$38.13	$39.94
March 30, 2007	$47.26	$39.02	$45.86
June 29, 2007	$47.60	$43.71	$44.22
September 28, 2007	$47.96	$38.89	$43.06
December 31, 2007	$47.39	$39.20	$39.42
March 31, 2008	$40.00	$33.01	$36.85
June 30, 2008	$42.90	$34.64	$34.91
September 30, 2008	$38.50	$30.82	$31.78
December 31, 2008	$32.28	$14.93	$15.09
March 31, 2009	$16.68	$5.89	$8.43
June 30, 2009	$18.99	$8.14	$16.14
September 30, 2009	$27.24	$14.22	$26.07
December 31, 2009	$29.50	$23.15	$27.63
March 31, 2010	$31.65	$25.57	$29.57
May 6, 2010*	$32.05	$23.42	$26.68

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DOW

Initial price: $26.68

Protection level: 80.00%

Protection price: $21.34

Physical delivery amount: 37($1,000/Initial price)

Fractional shares: 0.481259

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 2.28% per annum

Coupon amount monthly: $8.33

FWP-69

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		101.14%
+ 90%	5.00%		91.14%
+ 80%	5.00%		81.14%
+ 70%	5.00%		71.14%
+ 60%	5.00%		61.14%
+ 50%	5.00%		51.14%
+ 40%	5.00%		41.14%
+ 30%	5.00%		31.14%
+ 20%	5.00%		21.14%
+ 10%	5.00%		11.14%
+ 5%	5.00%		6.14%
0%	5.00%		1.14%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-3.86%
- 10%	5.00%	-5.00%	-8.86%
- 20%	5.00%	-15.00%	-18.86%
- 30%	N/A	-25.00%	-28.86%
- 40%	N/A	-35.00%	-38.86%
- 50%	N/A	-45.00%	-48.86%
- 60%	N/A	-55.00%	-58.86%
- 70%	N/A	-65.00%	-68.86%
- 80%	N/A	-75.00%	-78.86%
- 90%	N/A	-85.00%	-88.86%
- 100%	N/A	-95.00%	-98.86%

FWP-70

DryShips Inc.

According to publicly available information, DryShips Inc. (the “Company”) currently owns and operates a fleet of forty dyrbulk carriers comprised of seven Capesize drybulk carriers, twenty-nine Panamax drybulk carriers including two newbuilding drybulk vessels and two Supramax drybulk carriers as of December 31, 2008. It also consists of two ultra-deep-water semi-submersible drilling rigs and two ultra-deep-water newbuilding drillships. The Company’s fleet carries a variety of drybulk commodites including major bulks such as coal, iron ore, and grains, and minor bulks such as bauxite, phosphate, fertilizers and steel products. The average age of the vessels in the Company’s fleet is 8.0 years. The expected date of delivery of four new advanced capability drillships by March of 2011.

The Company is a Marshall Islands company that was formed in September 2004. The Company’s executive offices are located at Omega Building, 80 Kifissias Avenue, Amaroussioun GR 15125 Greece. The Company’s telephone number is 011-30-210-809-0570.

The linked share’s SEC file number is: 001-33922.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	$23.90	$17.90	$19.49
June 30, 2005	$19.50	$15.40	$16.51
September 30, 2005	$17.48	$13.80	$17.23
December 30, 2005	$17.30	$11.81	$12.22
March 31, 2006	$13.84	$9.90	$10.58
June 30, 2006	$11.25	$8.50	$10.79
September 29, 2006	$14.89	$10.28	$13.40
December 29, 2006	$18.06	$12.63	$18.01
March 30, 2007	$23.67	$16.85	$22.53
June 29, 2007	$44.75	$22.66	$43.38
September 28, 2007	$93.35	$43.51	$90.85
December 31, 2007	$131.34	$69.63	$77.40
March 31, 2008	$88.49	$48.24	$59.91
June 30, 2008	$116.43	$58.65	$80.18
September 30, 2008	$81.45	$30.52	$35.49
December 31, 2008	$38.86	$3.04	$10.66
March 31, 2009	$17.35	$2.73	$5.09
June 30, 2009	$11.48	$4.35	$5.78
September 30, 2009	$7.99	$4.90	$6.63
December 31, 2009	$7.62	$5.66	$5.82
March 31, 2010	$6.95	$5.07	$5.84
May 6, 2010*	$6.82	$4.76	$5.21

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DRYS

Initial price: $5.21

Protection level: 75.00%

Protection price: $3.91

Physical delivery amount: 191($1,000/Initial price)

Fractional shares: 0.938580

Coupon: 20.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $16.67

FWP-71

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	N/A	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

FWP-72

Elan Corporation, plc

According to publicly available information, Elan Corporation, plc (the “Company”) an Irish public limited company, is a neuroscience-based biotechnology company headquartered in Dublin, Ireland. The Company was incorporated as a private limited company in Ireland in December 1969 and became a public limited company in January 1984.

The Company’s operations are organized into two business units: Biopharmaceuticals and EDT. Biopharmaceuticals engages in research, development and commercial activities in the following areas Alzheimer’s disease, Parkinson’s disease, multiple sclerosis, Crohn’s disease and severe chronic pain.

EDT is a specialty pharmaceutical business unit of Elan. EDT focuses on product development, scale-up and manufacturing to address drug optimization challenges of the pharmaceutical industry.

The Company’s principal executive offices are located at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland.

The SEC file number of the linked share (American depositary share) is 001-13896.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$25.50	$19.16	$24.74
September 30, 2004	$25.90	$16.45	$23.40
December 31, 2004	$30.45	$20.52	$27.25
March 31, 2005	$29.44	$3.00	$3.24
June 30, 2005	$8.40	$3.31	$6.82
September 30, 2005	$9.48	$6.72	$8.86
December 30, 2005	$14.47	$7.62	$13.93
March 31, 2006	$16.83	$11.88	$14.44
June 30, 2006	$19.35	$14.06	$16.70
September 29, 2006	$16.85	$13.16	$15.38
December 29, 2006	$16.14	$13.81	$14.75
March 30, 2007	$15.10	$11.70	$13.29
June 29, 2007	$22.40	$13.31	$21.93
September 28, 2007	$22.88	$16.38	$21.04
December 31, 2007	$24.90	$20.92	$21.98
March 31, 2008	$26.87	$17.82	$20.86
June 30, 2008	$36.00	$20.53	$35.55
September 30, 2008	$37.44	$9.55	$10.67
December 31, 2008	$11.52	$4.99	$6.00
March 31, 2009	$9.13	$4.85	$6.64
June 30, 2009	$8.58	$5.41	$6.37
September 30, 2009	$8.58	$6.44	$7.11
December 31, 2009	$7.12	$4.61	$6.52
March 31, 2010	$8.17	$6.53	$7.58
May 6, 2010*	$8.23	$5.86	$6.07

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ELN

Initial price: $6.07

Protection level: 75.00%

Protection price: $4.55

Physical delivery amount: 164($1,000/Initial price)

Fractional shares: 0.744646

Coupon: 14.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $12.08

FWP-73

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.25%		100.00%
+ 90%	7.25%		90.00%
+ 80%	7.25%		80.00%
+ 70%	7.25%		70.00%
+ 60%	7.25%		60.00%
+ 50%	7.25%		50.00%
+ 40%	7.25%		40.00%
+ 30%	7.25%		30.00%
+ 20%	7.25%		20.00%
+ 10%	7.25%		10.00%
+ 5%	7.25%		5.00%

0%	7.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.25%	2.25%	-5.00%
- 10%	7.25%	-2.75%	-10.00%
- 20%	7.25%	-12.75%	-20.00%
- 30%	N/A	-22.75%	-30.00%
- 40%	N/A	-32.75%	-40.00%
- 50%	N/A	-42.75%	-50.00%
- 60%	N/A	-52.75%	-60.00%
- 70%	N/A	-62.75%	-70.00%
- 80%	N/A	-72.75%	-80.00%
- 90%	N/A	-82.75%	-90.00%
- 100%	N/A	-92.75%	-100.00%

FWP-74

EOG Resources, Inc.

According to publicly available information, EOG Resources, Inc. (the “Company”), a Delaware corporation organized in 1985, together with its subsidiaries, explores for, develops, produces and markets natural gas and crude oil primarily in major producing basins in the United States of America, Canada, offshore Trinidad, the United Kingdom North Sea and, from time to time, select other international areas. At December 31, 2009, the Company’s total estimated net proved reserves were 10,776 billion cubic feet equivalent (Bcfe), of which 8,898 billion cubic feet (Bcf) were natural gas reserves and 220 million barrels (MMBbl), or 1,317 Bcfe, were crude oil, condensate and natural gas liquids reserves. At such date, approximately 75% of the Company’s reserves (on a natural gas equivalent basis) were located in the United States, 16% in Canada and 9% in Trinidad. As of December 31, 2009, the Company employed approximately 2,100 persons, including foreign national employees.

The linked share’s SEC file number is 01-9743.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$30.90	$22.66	$29.86
September 30, 2004	$33.44	$27.60	$32.93
December 31, 2004	$38.25	$32.08	$35.68
March 31, 2005	$48.84	$32.10	$48.74
June 30, 2005	$57.94	$42.85	$56.80
September 30, 2005	$76.82	$57.50	$74.90
December 30, 2005	$81.96	$60.00	$73.37
March 31, 2006	$86.91	$64.12	$72.00
June 30, 2006	$79.22	$56.32	$69.34
September 29, 2006	$75.54	$58.46	$65.05
December 29, 2006	$72.27	$59.88	$62.45
March 30, 2007	$73.09	$59.21	$71.34
June 29, 2007	$81.49	$71.33	$73.06
September 28, 2007	$76.92	$65.29	$72.33
December 31, 2007	$91.63	$72.20	$89.25
March 31, 2008	$129.90	$77.18	$120.00
June 30, 2008	$144.82	$117.76	$131.20
September 30, 2008	$133.76	$79.82	$89.46
December 31, 2008	$90.79	$54.42	$66.58
March 31, 2009	$72.83	$45.03	$54.76
June 30, 2009	$79.10	$53.11	$67.92
September 30, 2009	$84.43	$60.30	$83.51
December 31, 2009	$101.45	$79.76	$97.30
March 31, 2010	$100.44	$86.78	$92.94
May 6, 2010*	$114.94	$94.01	$102.37

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: EOG

Initial price: $102.37

Protection level: 80.00%

Protection price: $81.90

Physical delivery amount: 9($1,000/Initial price)

Fractional shares: 0.768487

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.58% per annum

Coupon amount monthly: $7.50

FWP-75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.29%
+ 90%	4.50%		90.29%
+ 80%	4.50%		80.29%
+ 70%	4.50%		70.29%
+ 60%	4.50%		60.29%
+ 50%	4.50%		50.29%
+ 40%	4.50%		40.29%
+ 30%	4.50%		30.29%
+ 20%	4.50%		20.29%
+ 10%	4.50%		10.29%
+ 5%	4.50%		5.29%

0%	4.50%		0.29%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-4.71%
- 10%	4.50%	-5.50%	-9.71%
- 20%	4.50%	-15.50%	-19.71%
- 30%	N/A	-25.50%	-29.71%
- 40%	N/A	-35.50%	-39.71%
- 50%	N/A	-45.50%	-49.71%
- 60%	N/A	-55.50%	-59.71%
- 70%	N/A	-65.50%	-69.71%
- 80%	N/A	-75.50%	-79.71%
- 90%	N/A	-85.50%	-89.71%
- 100%	N/A	-95.50%	-99.71%

FWP-76

ENSCO International Incorporated

According to publicly available information, ENSCO International Incorporated (the “Company”) is an international offshore contract drilling company. As of February 15, 2010, its offshore rig fleet included 42 jackup rigs, four ultra-deepwater semisubmersible rigs and one barge rig. Additionally, the Company has four ultra-deepwater semisubmersible rigs under construction. The Company’s offshore contract drilling operations are integral to the exploration, development and production of oil and natural gas and it is one of the providers of offshore contract drilling services to the international oil and gas industry. The Company’s operations are concentrated in the geographic regions of Asia Pacific (which includes Asia, the Middle East, Australia, and New Zealand), Europe/Africa, and North and South America.

The SEC file number of the linked share (American depositary share) is 1-8097.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$29.16	$24.95	$29.10
September 30, 2004	$33.15	$26.95	$32.67
December 31, 2004	$34.15	$28.25	$31.74
March 31, 2005	$41.39	$30.34	$37.66
June 30, 2005	$39.49	$29.26	$35.75
September 30, 2005	$47.85	$35.23	$46.59
December 30, 2005	$50.34	$39.42	$44.35
March 31, 2006	$56.40	$42.82	$51.45
June 30, 2006	$58.73	$39.80	$46.02
September 29, 2006	$47.70	$37.36	$43.83
December 29, 2006	$55.75	$39.12	$50.06
March 30, 2007	$56.59	$45.76	$54.40
June 29, 2007	$63.27	$53.12	$61.01
September 28, 2007	$67.61	$50.58	$56.10
December 31, 2007	$60.94	$51.80	$59.62
March 31, 2008	$65.22	$47.20	$62.62
June 30, 2008	$82.70	$59.84	$80.74
September 30, 2008	$80.81	$52.50	$57.63
December 31, 2008	$57.83	$22.38	$28.39
March 31, 2009	$32.37	$22.04	$26.40
June 30, 2009	$42.47	$25.09	$34.87
September 30, 2009	$43.11	$32.26	$42.54
December 31, 2009	$51.30	$39.75	$39.94
March 31, 2010	$46.98	$37.46	$44.78
May 6, 2010*	$52.06	$40.95	$43.43

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ESV

Initial price: $43.43

Protection level: 75.00%

Protection price: $32.57

Physical delivery amount: 23($1,000/Initial price)

Fractional shares: 0.025558

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.24% per annum

Coupon amount monthly: $8.33

FWP-77

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.12%
+ 90%	5.00%		90.12%
+ 80%	5.00%		80.12%
+ 70%	5.00%		70.12%
+ 60%	5.00%		60.12%
+ 50%	5.00%		50.12%
+ 40%	5.00%		40.12%
+ 30%	5.00%		30.12%
+ 20%	5.00%		20.12%
+ 10%	5.00%		10.12%
+ 5%	5.00%		5.12%

0%	5.00%		0.12%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-4.88%
- 10%	5.00%	-5.00%	-9.88%
- 20%	5.00%	-15.00%	-19.88%
- 30%	N/A	-25.00%	-29.88%
- 40%	N/A	-35.00%	-39.88%
- 50%	N/A	-45.00%	-49.88%
- 60%	N/A	-55.00%	-59.88%
- 70%	N/A	-65.00%	-69.88%
- 80%	N/A	-75.00%	-79.88%
- 90%	N/A	-85.00%	-89.88%
- 100%	N/A	-95.00%	-99.88%

FWP-78

Expedia, Inc.

According to publicly available information, Expedia, Inc. (the “Company”) is an online travel company, empowering business and leisure travelers with the tools and information they need to efficiently research, plan, book and experience travel. The Company has created a global marketplace used by a broad range of leisure and corporate travelers, offline retail travel agents, and travel service providers.

As of December 31, 2009, the Company employed approximately 7,960 full-time and part-time employees.

The linked share’s SEC file number is 000-51447.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$27.50	$18.61	$19.81
December 30, 2005	$26.24	$18.49	$23.96
March 31, 2006	$27.55	$17.42	$20.27
June 30, 2006	$20.55	$13.37	$14.97
September 29, 2006	$17.28	$12.89	$15.68
December 29, 2006	$21.29	$15.55	$20.98
March 30, 2007	$23.33	$19.97	$23.18
June 29, 2007	$29.77	$22.44	$29.29
September 28, 2007	$32.57	$25.45	$31.88
December 31, 2007	$35.28	$27.48	$31.62
March 31, 2008	$31.88	$20.18	$21.89
June 30, 2008	$25.50	$18.31	$18.38
September 30, 2008	$20.42	$13.63	$15.11
December 31, 2008	$15.05	$6.00	$8.24
March 31, 2009	$10.34	$6.31	$9.08
June 30, 2009	$17.65	$8.82	$15.11
September 30, 2009	$25.62	$13.52	$23.95
December 31, 2009	$27.51	$21.95	$25.71
March 31, 2010	$26.03	$20.17	$24.96
May 6, 2010*	$26.09	$22.09	$23.06

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: EXPE

Initial price: $23.06

Protection level: 80.00%

Protection price: $18.45

Physical delivery amount: 43($1,000/Initial price)

Fractional shares: 0.365134

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.31% per annum

Coupon amount monthly: $7.50

FWP-79

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.16%
+ 90%	4.50%		90.16%
+ 80%	4.50%		80.16%
+ 70%	4.50%		70.16%
+ 60%	4.50%		60.16%
+ 50%	4.50%		50.16%
+ 40%	4.50%		40.16%
+ 30%	4.50%		30.16%
+ 20%	4.50%		20.16%
+ 10%	4.50%		10.16%
+ 5%	4.50%		5.16%

0%	4.50%		0.16%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-4.84%
- 10%	4.50%	-5.50%	-9.84%
- 20%	4.50%	-15.50%	-19.84%
- 30%	N/A	-25.50%	-29.84%
- 40%	N/A	-35.50%	-39.84%
- 50%	N/A	-45.50%	-49.84%
- 60%	N/A	-55.50%	-59.84%
- 70%	N/A	-65.50%	-69.84%
- 80%	N/A	-75.50%	-79.84%
- 90%	N/A	-85.50%	-89.84%
- 100%	N/A	-95.50%	-99.84%

FWP-80

Ford Motor Company

According to publicly available information, Ford Motor Company (the “Company”) was incorporated in Delaware in 1919. The Company acquired the business of a Michigan company, also known as Ford Motor Company, which had been incorporated in 1903 to produce and sell automobiles designed and engineered by Henry Ford. As of December 31, 2009, the Company is one of the world’s largest producers of cars and trucks combined, and sold approximately 4,817,000 vehicles throughout the world. The Company and its subsidiaries also engage in other businesses, including financing vehicles.

The linked share’s SEC file number is 1-3950.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$16.48	$13.00	$15.65
September 30, 2004	$15.76	$13.62	$14.05
December 31, 2004	$15.00	$12.61	$14.64
March 31, 2005	$14.75	$10.94	$11.33
June 30, 2005	$11.69	$9.09	$10.24
September 30, 2005	$11.18	$9.55	$9.86
December 30, 2005	$9.95	$7.57	$7.72
March 31, 2006	$8.96	$7.39	$7.96
June 30, 2006	$8.00	$6.18	$6.93
September 29, 2006	$9.46	$6.07	$8.09
December 29, 2006	$9.19	$6.85	$7.51
March 30, 2007	$8.97	$7.43	$7.89
June 29, 2007	$9.70	$7.67	$9.42
September 28, 2007	$9.64	$7.49	$8.49
December 31, 2007	$9.24	$6.65	$6.73
March 31, 2008	$6.94	$4.95	$5.72
June 30, 2008	$8.79	$4.46	$4.81
September 30, 2008	$6.33	$4.17	$5.20
December 31, 2008	$4.95	$1.02	$2.29
March 31, 2009	$2.99	$1.50	$2.63
June 30, 2009	$6.53	$2.40	$6.07
September 30, 2009	$8.86	$5.25	$7.21
December 31, 2009	$10.37	$6.61	$10.00
March 31, 2010	$14.54	$10.06	$12.57
May 6, 2010*	$14.57	$10.59	$11.78

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: F

Initial price: $11.78

Protection level: 75.00%

Protection price: $8.84

Physical delivery amount: 84($1,000/Initial price)

Fractional shares: 0.889643

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-81

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-82

Freeport-McMoRan Copper & Gold Inc.

According to publicly available information, Freeport-McMoRan Copper & Gold Inc. (the “Company”), is one of the world’s largest copper, gold and molybdenum mining companies in terms of reserves and production. As of December 31, 2009, consolidated recoverable proven and probable reserves totaled 104.2 billion pounds of copper, 37.2 million ounces of gold, 2.59 billion pounds of molybdenum, 270.4 million ounces of silver and 0.7 billion pounds of cobalt. Approximately 33 percent of there copper reserves were in Indonesia, approximately 33 percent were in South America, approximately 26 percent were in North America and approximately 8 percent were in Africa. Approximately 96 percent of there gold reserves were in Indonesia, with our remaining gold reserves located in South America.

The linked share’s SEC file number is 1-11307-01.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.85	$27.92	$33.15
September 30, 2004	$42.13	$31.54	$40.50
December 31, 2004	$42.55	$33.98	$38.23
March 31, 2005	$43.90	$35.12	$39.61
June 30, 2005	$40.31	$31.52	$37.44
September 30, 2005	$49.48	$37.12	$48.59
December 30, 2005	$56.35	$43.80	$53.80
March 31, 2006	$64.99	$47.11	$59.77
June 30, 2006	$72.20	$43.10	$55.41
September 29, 2006	$62.29	$47.58	$53.26
December 29, 2006	$63.70	$47.60	$55.73
March 30, 2007	$67.19	$48.98	$66.19
June 29, 2007	$85.50	$65.62	$82.82
September 28, 2007	$110.48	$67.08	$104.89
December 31, 2007	$120.20	$85.71	$102.44
March 31, 2008	$107.37	$69.10	$96.22
June 30, 2008	$127.23	$93.00	$117.19
September 30, 2008	$117.08	$51.24	$56.85
December 31, 2008	$56.20	$15.70	$24.44
March 31, 2009	$43.45	$21.17	$38.11
June 30, 2009	$61.55	$36.60	$50.11
September 30, 2009	$73.43	$43.19	$68.61
December 31, 2009	$87.35	$63.01	$80.29
March 31, 2010	$90.55	$66.04	$83.54
May 6, 2010*	$88.30	$65.37	$69.03

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FCX

Initial price: $69.03

Protection level: 75.00%

Protection price: $51.77

Physical delivery amount: 14($1,000/Initial price)

Fractional shares: 0.486455

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.44% per annum

Coupon amount monthly: $7.92

FWP-83

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.22%
+ 90%	4.75%		90.22%
+ 80%	4.75%		80.22%
+ 70%	4.75%		70.22%
+ 60%	4.75%		60.22%
+ 50%	4.75%		50.22%
+ 40%	4.75%		40.22%
+ 30%	4.75%		30.22%
+ 20%	4.75%		20.22%
+ 10%	4.75%		10.22%
+ 5%	4.75%		5.22%

0%	4.75%		0.22%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.78%
- 10%	4.75%	-5.25%	-9.78%
- 20%	4.75%	-15.25%	-19.78%
- 30%	N/A	-25.25%	-29.78%
- 40%	N/A	-35.25%	-39.78%
- 50%	N/A	-45.25%	-49.78%
- 60%	N/A	-55.25%	-59.78%
- 70%	N/A	-65.25%	-69.78%
- 80%	N/A	-75.25%	-79.78%
- 90%	N/A	-85.25%	-89.78%
- 100%	N/A	-95.25%	-99.78%

FWP-84

Fifth Third Bancorp

According to publicly available information, Fifth Third Bancorp (the “Company”) is a diversified financial services company headquartered in Cincinnati, Ohio. At December 31, 2009, the Company had $113 billion in assets, operated 16 affiliates with 1,309 full-service banking centers and 92 Bank Mart locations.

The linked share’s SEC file number is 001-33653.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$57.00	$51.13	$53.78
September 30, 2004	$54.07	$46.59	$49.22
December 31, 2004	$52.33	$45.33	$47.28
March 31, 2005	$48.12	$42.05	$42.98
June 30, 2005	$44.67	$40.25	$41.21
September 30, 2005	$43.99	$36.38	$36.73
December 30, 2005	$42.50	$35.04	$37.72
March 31, 2006	$41.43	$36.30	$39.36
June 30, 2006	$41.02	$35.86	$36.95
September 29, 2006	$40.18	$35.95	$38.08
December 29, 2006	$41.56	$37.75	$40.93
March 30, 2007	$41.41	$37.93	$38.69
June 29, 2007	$43.32	$37.88	$39.77
September 28, 2007	$41.17	$33.60	$33.88
December 31, 2007	$35.33	$24.82	$25.13
March 31, 2008	$28.58	$20.25	$20.92
June 30, 2008	$23.75	$8.96	$10.18
September 30, 2008	$21.00	$7.96	$11.90
December 31, 2008	$14.75	$6.33	$8.26
March 31, 2009	$8.65	$1.01	$2.92
June 30, 2009	$9.15	$2.50	$7.10
September 30, 2009	$11.20	$6.34	$10.13
December 31, 2009	$10.90	$8.76	$9.75
March 31, 2010	$14.04	$9.82	$13.59
May 6, 2010*	$15.95	$12.61	$13.61

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FITB

Initial price: $13.61

Protection level: 75.00%

Protection price: $10.21

Physical delivery amount: 73($1,000/Initial price)

Fractional shares: 0.475386

Coupon: 11.25% per annum

Maturity: November 30, 2010

Dividend yield: 0.30% per annum

Coupon amount monthly: $9.38

FWP-85

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.15%
+ 90%	5.625%		90.15%
+ 80%	5.625%		80.15%
+ 70%	5.625%		70.15%
+ 60%	5.625%		60.15%
+ 50%	5.625%		50.15%
+ 40%	5.625%		40.15%
+ 30%	5.625%		30.15%
+ 20%	5.625%		20.15%
+ 10%	5.625%		10.15%
+ 5%	5.625%		5.15%

0%	5.625%		0.15%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-4.85%
- 10%	5.625%	-4.375%	-9.85%
- 20%	5.625%	-14.375%	-19.85%
- 30%	N/A	-24.375%	-29.85%
- 40%	N/A	-34.375%	-39.85%
- 50%	N/A	-44.375%	-49.85%
- 60%	N/A	-54.375%	-59.85%
- 70%	N/A	-64.375%	-69.85%
- 80%	N/A	-74.375%	-79.85%
- 90%	N/A	-84.375%	-89.85%
- 100%	N/A	-94.375%	-99.85%

FWP-86

First Solar, Inc.

According to publicly available information, First Solar, Inc. (the “Company”) designs and manufactures solar modules using a proprietary thin film semiconductor technology. The Company manufactures its solar modules on high-throughput production lines and performs all manufacturing steps in an automated, proprietary, continuous process.

The Company is expanding its manufacturing capacity with the construction of four plants — each with four production lines — at its Malaysian manufacturing center. In August 2006, the Company expanded its Ohio plant from one to three production lines. In April 2007, the Company started initial production at a four line manufacturing plant in Germany, which reached full capacity in the third quarter of 2007. Also in April 2007, the Company began construction of plant one of its Malaysian manufacturing center. In the third and fourth quarters of 2007, the Company began construction of plants two and three, respectively; and in the first quarter of 2008, it began construction of plant four. The Company expects plant one to reach its full capacity in the second half of 2008; plant two to reach its full capacity in the first half of 2009; and plants three and four to reach full capacity in the second half of 2009. After plant four of its Malaysian manufacturing center reaches its full capacity, the Company will have 23 production lines and an annual global manufacturing capacity of approximately 1012MW based on the fourth quarter of 2007 average run rate at its existing plants. On November 30, 2007, the Company completed the acquisition of Turner Renewable Energy, LLC, a privately held company which designed and deployed commercial solar projects for utilities in the United States.

The Company’s customers develop, own and operate solar power plants or sell turnkey solar power plants to end-users that include owners of land, owners of agricultural buildings, owners of commercial warehouses, offices and industrial buildings, public agencies, municipal government authorities, utility companies, and financial investors that desire to own large scale solar power plant projects.

The linked share’s SEC file number is: 001-33156.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	$30.00	$23.59	$29.80
March 30, 2007	$59.88	$27.54	$52.01
June 29, 2007	$91.10	$52.10	$89.29
September 28, 2007	$123.21	$74.77	$117.74
December 31, 2007	$283.00	$119.95	$267.14
March 31, 2008	$272.47	$143.34	$231.14
June 30, 2008	$317.00	$232.20	$272.82
September 30, 2008	$301.30	$176.07	$188.91
December 31, 2008	$202.88	$85.28	$137.96
March 31, 2009	$165.20	$100.93	$132.70
June 30, 2009	$207.51	$129.90	$162.12
September 30, 2009	$176.00	$112.12	$152.86
December 31, 2009	$162.20	$115.09	$135.40
March 31, 2010	$142.46	$98.71	$122.65
May 6, 2010*	$152.53	$118.51	$122.24

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FSLR

Initial price: $122.24

Protection level: 75.00%

Protection price: $91.68

Physical delivery amount: 8($1,000/Initial price)

Fractional shares: 0.180628

Coupon: 11.25% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.38

FWP-87

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.00%
+ 90%	5.625%		90.00%
+ 80%	5.625%		80.00%
+ 70%	5.625%		70.00%
+ 60%	5.625%		60.00%
+ 50%	5.625%		50.00%
+ 40%	5.625%		40.00%
+ 30%	5.625%		30.00%
+ 20%	5.625%		20.00%
+ 10%	5.625%		10.00%
+ 5%	5.625%		5.00%

0%	5.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-5.00%
- 10%	5.625%	-4.375%	-10.00%
- 20%	5.625%	-14.375%	-20.00%
- 30%	N/A	-24.375%	-30.00%
- 40%	N/A	-34.375%	-40.00%
- 50%	N/A	-44.375%	-50.00%
- 60%	N/A	-54.375%	-60.00%
- 70%	N/A	-64.375%	-70.00%
- 80%	N/A	-74.375%	-80.00%
- 90%	N/A	-84.375%	-90.00%
- 100%	N/A	-94.375%	-100.00%

FWP-88

Forest Oil Corporation

According to publicly available information, Forest Oil Corporation (the “Company”) is an independent oil and gas company engaged in the acquisition, exploration, development, and production of natural gas and liquids primarily in North America. The Company was incorporated in New York in 1924, as the successor to a company formed in 1916, and has been a publicly held company since 1969.

The Company currently conducts its operations in three geographical segments and five business units. The geographical segments are: the United States, Canada, and International. The business units are: Western, Eastern, Southern, Canada, and International. The Company conducts exploration and development activities in each of its geographical segments; however, substantially all of its estimated proved reserves and all of its producing properties are located in North America. The Company’s total estimated proved reserves as of December 31, 2009 were approximately 2,668 Bcfe. At December 31, 2009, approximately 87% of the Company’s estimated proved oil and gas reserves were in the United States, approximately 11% were in Canada, and approximately 2% were in Italy.

The linked share’s SEC file number is 001-13515.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.53	$15.57	$18.30
September 30, 2004	$20.47	$16.31	$20.17
December 31, 2004	$22.85	$18.87	$21.25
March 31, 2005	$29.00	$19.34	$27.13
June 30, 2005	$29.47	$22.91	$28.13
September 30, 2005	$36.68	$27.31	$34.90
December 30, 2005	$36.34	$26.97	$30.52
March 31, 2006	$37.36	$30.81	$37.18
June 30, 2006	$39.75	$28.01	$33.16
September 29, 2006	$35.28	$29.06	$31.59
December 29, 2006	$36.17	$29.13	$32.68
March 30, 2007	$34.25	$28.84	$33.37
June 29, 2007	$44.70	$33.26	$42.26
September 28, 2007	$44.72	$37.43	$43.04
December 31, 2007	$52.25	$42.78	$50.84
March 31, 2008	$52.21	$40.85	$48.96
June 30, 2008	$76.20	$49.80	$74.50
September 30, 2008	$82.96	$45.31	$49.60
December 31, 2008	$47.97	$12.00	$16.49
March 31, 2009	$21.77	$10.34	$13.15
June 30, 2009	$22.24	$12.46	$14.92
September 30, 2009	$20.17	$12.01	$19.57
December 31, 2009	$24.99	$17.16	$22.25
March 31, 2010	$30.08	$22.61	$25.82
May 6, 2010*	$31.29	$24.67	$27.39

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FST

Initial price: $27.39

Protection level: 80.00%

Protection price: $21.91

Physical delivery amount: 36($1,000/Initial price)

Fractional shares: 0.509675

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-89

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-90

Fuel Systems Solutions, Inc.

According to publicly available information, Fuel Systems Solutions, Inc. (the “Company”) designs, manufactures and supplies alternative fuel components and systems for use in the transportation and industrial markets on a global basis. The Company’s components and systems control the pressure and flow of gaseous alternative fuels, such as propane and natural gas used in internal combustion engines. The Company’s products improve efficiency, enhance power output and reduce emissions by electronically sensing and regulating the proper proportion of fuel and air required by the internal combustion engine.

As of December 31, 2009, the Company employed 1,767 persons.

The linked share’s SEC file number is 001-32999.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.40	$8.90	$12.66
September 30, 2004	$13.70	$8.30	$9.80
December 31, 2004	$15.46	$9.60	$15.10
March 31, 2005	$15.50	$10.10	$10.75
June 30, 2005	$10.98	$5.54	$9.62
September 30, 2005	$16.62	$8.40	$12.00
December 30, 2005	$12.76	$9.00	$10.26
March 31, 2006	$13.70	$9.96	$13.04
June 30, 2006	$24.98	$12.04	$21.34
September 29, 2006	$22.42	$11.08	$12.72
December 29, 2006	$23.11	$11.68	$22.08
March 30, 2007	$25.11	$16.49	$18.52
June 29, 2007	$19.70	$14.95	$16.58
September 28, 2007	$22.38	$16.13	$17.86
December 31, 2007	$21.00	$12.60	$14.29
March 31, 2008	$14.94	$9.80	$13.33
June 30, 2008	$41.84	$12.96	$38.50
September 30, 2008	$61.22	$25.68	$34.45
December 31, 2008	$39.99	$21.92	$32.76
March 31, 2009	$36.32	$9.87	$13.48
June 30, 2009	$26.75	$12.95	$20.19
September 30, 2009	$38.31	$18.14	$35.99
December 31, 2009	$52.46	$30.73	$41.24
March 31, 2010	$51.93	$26.10	$31.96
May 6, 2010*	$34.89	$24.70	$28.33

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FSYS

Initial price: $28.33

Protection level: 70.00%

Protection price: $19.83

Physical delivery amount: 35($1,000/Initial price)

Fractional shares: 0.298270

Coupon: 16.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.75

FWP-91

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	8.25%	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

FWP-92

Frontier Oil Corporation

According to publicly available information, Frontier Oil Corporation (the “Company”) is an independent energy company engaged in crude oil refining and the wholesale marketing of refined petroleum products. As of December 31, 2009, the Company operates refineries in Cheyenne, Wyoming and El Dorado, Kansas with a total annual average crude oil capacity of approximately 182,000 barrels per day. The Company’s marketing efforts are primarily focused in the Rocky Mountain region and the Plains States, which they believe are among the most attractive refined products markets in the United States.

The linked share’s SEC file number is 001-07627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$5.30	$4.25	$5.30
September 30, 2004	$5.93	$4.56	$5.90
December 31, 2004	$6.73	$5.56	$6.67
March 31, 2005	$9.23	$5.98	$9.07
June 30, 2005	$14.91	$9.23	$14.68
September 30, 2005	$23.04	$13.42	$22.18
December 30, 2005	$22.94	$15.78	$18.77
March 31, 2006	$30.53	$19.02	$29.68
June 30, 2006	$32.95	$23.75	$32.40
September 29, 2006	$37.60	$24.33	$26.58
December 29, 2006	$32.99	$24.01	$28.74
March 30, 2007	$33.75	$25.47	$32.64
June 29, 2007	$45.75	$31.96	$43.77
September 28, 2007	$49.10	$31.61	$41.64
December 31, 2007	$49.11	$39.54	$40.58
March 31, 2008	$41.00	$25.23	$27.26
June 30, 2008	$32.99	$23.03	$23.91
September 30, 2008	$24.26	$16.50	$18.42
December 31, 2008	$18.36	$7.51	$12.63
March 31, 2009	$16.84	$11.80	$12.79
June 30, 2009	$18.40	$12.09	$13.11
September 30, 2009	$15.15	$12.01	$13.92
December 31, 2009	$16.54	$11.03	$12.04
March 31, 2010	$14.77	$12.11	$13.50
May 6, 2010*	$15.58	$12.76	$14.26

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FTO

Initial price: $14.26

Protection level: 80.00%

Protection price: $11.41

Physical delivery amount: 70($1,000/Initial price)

Fractional shares: 0.126227

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 1.26% per annum

Coupon amount monthly: $7.92

FWP-93

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.63%
+ 90%	4.75%		90.63%
+ 80%	4.75%		80.63%
+ 70%	4.75%		70.63%
+ 60%	4.75%		60.63%
+ 50%	4.75%		50.63%
+ 40%	4.75%		40.63%
+ 30%	4.75%		30.63%
+ 20%	4.75%		20.63%
+ 10%	4.75%		10.63%
+ 5%	4.75%		5.63%

0%	4.75%		0.63%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.37%
- 10%	4.75%	-5.25%	-9.37%
- 20%	4.75%	-15.25%	-19.37%
- 30%	N/A	-25.25%	-29.37%
- 40%	N/A	-35.25%	-39.37%
- 50%	N/A	-45.25%	-49.37%
- 60%	N/A	-55.25%	-59.37%
- 70%	N/A	-65.25%	-69.37%
- 80%	N/A	-75.25%	-79.37%
- 90%	N/A	-85.25%	-89.37%
- 100%	N/A	-95.25%	-99.37%

FWP-94

Foster Wheeler AG

According to publicly available sources, Foster Wheeler AG (the “Company”) was incorporated under the laws of Switzerland on November 18, 2008 and registered in the commercial register of the Canton of Zug, Switzerland on November 25, 2008 as a wholly-owned subsidiary of Foster Wheeler Ltd. Pursuant to a scheme of arrangement under Bermuda law, on February 9, 2009 all previously outstanding whole common shares of Foster Wheeler Ltd. were cancelled and Foster Wheeler AG issued registered shares to the holders of whole Foster Wheeler Ltd. common shares that were cancelled. As a result of the scheme of arrangement, the common shareholders of Foster Wheeler Ltd. became common shareholders of Foster Wheeler AG, and Foster Wheeler Ltd. became a wholly-owned subsidiary of Foster Wheeler AG, a holding company that owns the stock of its various subsidiary companies.

As of December 31, 2009, the Company operated through two business groups, which also constitute separate reportable segments: the Global Engineering and Construction Group, which it refers to as the Global E&C Group, and the Global Power Group. The Global E&C Group, which operates worldwide, designs, engineers and constructs onshore and offshore upstream oil and gas processing facilities, natural gas liquefaction facilities and receiving terminals, gas-to-liquids facilities, oil refining, chemical and petrochemical, pharmaceutical, biotechnology facilities and related infrastructure, including power generation and distribution facilities, and gasification facilities. The Global Power Group designs, manufactures, and erects steam generating and auxiliary equipment for electric power generating stations and industrial facilities worldwide.

The linked share’s SEC file number is 001-31305.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	$9.85	$7.32	$9.83
September 30, 2005	$15.72	$9.67	$15.45
December 30, 2005	$18.95	$13.13	$18.39
March 31, 2006	$26.85	$17.99	$23.66
June 30, 2006	$26.44	$17.43	$21.60
September 29, 2006	$22.43	$16.01	$19.30
December 29, 2006	$28.47	$19.03	$27.57
March 30, 2007	$29.79	$23.25	$29.20
June 29, 2007	$55.19	$28.97	$53.50
September 28, 2007	$68.39	$42.18	$65.64
December 31, 2007	$84.20	$63.24	$77.51
March 31, 2008	$85.65	$46.08	$56.62
June 30, 2008	$79.97	$55.86	$73.15
September 30, 2008	$75.00	$30.51	$36.11
December 31, 2008	$35.29	$13.86	$23.38
March 31, 2009	$28.18	$12.73	$17.47
June 30, 2009	$28.73	$17.00	$23.75
September 30, 2009	$35.81	$18.33	$31.91
December 31, 2009	$33.95	$27.48	$29.44
March 31, 2010	$35.01	$23.98	$27.14
May 6, 2010*	$32.37	$23.51	$25.64

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FWLT

Initial price: $25.64

Protection level: 80.00%

Protection price: $20.51

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.001560

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-95

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-96

Corning Incorporated

According to publicly available information, Corning Incorporated (the “Company”) traces its origins to a glass business established in 1851. The present corporation was incorporated in the State of New York in December 1936, and its name was changed from Corning Glass Works to Corning Incorporated on April 28, 1989. The Company is a global, technology-based corporation that operates in five reportable business segments: Display Technologies, Telecommunications, Environmental Technologies, Specialty Materials and Life Sciences. As of December 31, 2009, the Company manufactures and processes products at more than 60 plants in 13 countries. The Display Technologies segment manufactures glass substrates for active matrix liquid crystal displays (“LCDs”), that are used primarily in notebook computers, flat panel desktop monitors, and LCD televisions. The Telecommunications segment produces optical fiber and cable, and hardware and equipment products for the worldwide telecommunications industry. The Company’s environmental products include ceramic technologies and solutions for emissions and pollution control in mobile and stationary applications around the world, including gasoline and diesel substrate and filter products. Life Sciences laboratory products include microplate products, coated slides, filter plates for genomics sample preparation, plastic cell culture dishes, flasks, cryogenic vials, roller bottles, mass cell culture products, liquid handling instruments, Pyrex glass beakers, pipettors, serological pipettes, centrifuge tubes and laboratory filtration products. The Display Technologies segment represented 45%, the Telecommunications segment represented 31%, the Environmental Technologies segment represented 11%, the Specialty Materials segment represented approximately 6% and the Life Sciences segment represented 7% of the Company’s sales for 2008.

The linked share’s SEC file number is 01-3247.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.17	$10.08	$13.06
September 30, 2004	$13.03	$9.30	$11.08
December 31, 2004	$12.96	$10.17	$11.77
March 31, 2005	$12.40	$10.61	$11.13
June 30, 2005	$17.08	$10.98	$16.62
September 30, 2005	$21.95	$16.04	$19.33
December 30, 2005	$21.60	$16.70	$19.66
March 31, 2006	$28.27	$19.35	$26.91
June 30, 2006	$29.60	$20.39	$24.19
September 29, 2006	$24.90	$17.54	$24.41
December 29, 2006	$25.57	$18.63	$18.71
March 30, 2007	$23.33	$18.16	$22.74
June 29, 2007	$26.67	$22.45	$25.55
September 28, 2007	$27.25	$21.47	$24.65
December 31, 2007	$26.80	$20.85	$23.99
March 31, 2008	$25.23	$20.04	$24.04
June 30, 2008	$28.06	$23.02	$23.05
September 30, 2008	$23.05	$14.47	$15.64
December 31, 2008	$15.64	$7.36	$9.53
March 31, 2009	$14.44	$8.97	$13.27
June 30, 2009	$16.54	$13.20	$16.06
September 30, 2009	$17.13	$13.98	$15.31
December 31, 2009	$19.54	$14.14	$19.31
March 31, 2010	$20.84	$16.75	$20.21
May 6, 2010*	$21.10	$15.51	$17.50

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GLW

Initial price: $17.50

Protection level: 80.00%

Protection price: $14.00

Physical delivery amount: 57($1,000/Initial price)

Fractional shares: 0.142857

Coupon: 8.00% per annum

Maturity: November 30, 2010

Dividend yield: 1.15% per annum

Coupon amount monthly: $6.67

FWP-97

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.00%		100.58%
+ 90%	4.00%		90.58%
+ 80%	4.00%		80.58%
+ 70%	4.00%		70.58%
+ 60%	4.00%		60.58%
+ 50%	4.00%		50.58%
+ 40%	4.00%		40.58%
+ 30%	4.00%		30.58%
+ 20%	4.00%		20.58%
+ 10%	4.00%		10.58%
+ 5%	4.00%		5.58%

0%	4.00%		0.58%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.00%	-1.00%	-4.42%
- 10%	4.00%	-6.00%	-9.42%
- 20%	4.00%	-16.00%	-19.42%
- 30%	N/A	-26.00%	-29.42%
- 40%	N/A	-36.00%	-39.42%
- 50%	N/A	-46.00%	-49.42%
- 60%	N/A	-56.00%	-59.42%
- 70%	N/A	-66.00%	-69.42%
- 80%	N/A	-76.00%	-79.42%
- 90%	N/A	-86.00%	-89.42%
- 100%	N/A	-96.00%	-99.42%

FWP-98

Green Mountain Coffee Roasters, Inc.

According to publicly available information, Green Mountain Coffee Roasters, Inc. (the “Company”) is a leader in the specialty coffee industry. The Company sells over 100 whole bean and ground coffee selections, hot cocoa , teas and coffees in K-Cup® portion packs, Keurig® single-cup brewers and other accessories. In recent years, a significant driver of the Company’s growth has been the sale of K-Cups and Keurig brewing systems. The Company manages its operations through two business segments, Green Mountain Coffee and Keurig, Incorporated. As of August 30, 2009, approximately 30% of the Company’s specialty coffee business unit’s total consolidated sales volume was from fair trade certified coffee.

The linked share’s SEC file number is 001-12340.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$4.83	$3.97	$4.13
September 30, 2004	$4.80	$4.00	$4.67
December 31, 2004	$5.88	$4.64	$5.58
March 31, 2005	$6.09	$5.18	$5.33
June 30, 2005	$7.89	$5.22	$7.54
September 30, 2005	$8.87	$6.80	$7.73
December 30, 2005	$9.86	$6.96	$9.02
March 31, 2006	$9.27	$8.44	$8.83
June 30, 2006	$10.03	$7.85	$8.93
September 29, 2006	$9.17	$7.78	$8.18
December 29, 2006	$11.91	$8.00	$10.94
March 30, 2007	$14.56	$10.93	$14.01
June 29, 2007	$18.15	$13.48	$17.50
September 28, 2007	$28.62	$17.37	$22.13
December 31, 2007	$28.00	$19.73	$27.13
March 31, 2008	$27.88	$16.67	$21.10
June 30, 2008	$29.83	$19.40	$25.05
September 30, 2008	$28.00	$20.97	$26.23
December 31, 2008	$27.33	$15.57	$25.80
March 31, 2009	$33.66	$21.40	$32.00
June 30, 2009	$63.63	$30.57	$59.12
September 30, 2009	$75.88	$53.29	$73.84
December 31, 2009	$82.95	$59.60	$81.47
March 31, 2010	$98.50	$78.12	$96.82
May 6, 2010*	$99.59	$68.79	$72.16

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GMCR

Initial price: $72.16

Protection level: 75.00%

Protection price: $54.12

Physical delivery amount: 13($1,000/Initial price)

Fractional shares: 0.858093

Coupon: 12.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.42

FWP-99

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.25%		100.00%
+ 90%	6.25%		90.00%
+ 80%	6.25%		80.00%
+ 70%	6.25%		70.00%
+ 60%	6.25%		60.00%
+ 50%	6.25%		50.00%
+ 40%	6.25%		40.00%
+ 30%	6.25%		30.00%
+ 20%	6.25%		20.00%
+ 10%	6.25%		10.00%
+ 5%	6.25%		5.00%

0%	6.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.25%	1.25%	-5.00%
- 10%	6.25%	-3.75%	-10.00%
- 20%	6.25%	-13.75%	-20.00%
- 30%	N/A	-23.75%	-30.00%
- 40%	N/A	-33.75%	-40.00%
- 50%	N/A	-43.75%	-50.00%
- 60%	N/A	-53.75%	-60.00%
- 70%	N/A	-63.75%	-70.00%
- 80%	N/A	-73.75%	-80.00%
- 90%	N/A	-83.75%	-90.00%
- 100%	N/A	-93.75%	-100.00%

FWP-100

The Goodyear Tire & Rubber Company

According to publicly available information, the Goodyear Tire & Rubber Company (the “Company”) is an Ohio corporation organized in 1898. Its principal offices are located at 1144 East Market Street, Akron, Ohio 44316-0001. As of December 31, 2009, the Company’s net sales were approximately $16.3 billion and it had a net loss in 2009 of $375 million. Together with its U.S. and international subsidiaries and joint ventures, the Company develops, manufactures, markets and distributes tires for most applications. It also manufactures and markets several lines of power transmission belts, hoses and other rubber products for the transportation industry and various industrial and chemical markets, and rubber-related chemicals for various applications. The Company is one of the world’s largest operators of commercial truck service and tire retreading centers. In addition, the Company operates more than 1,500 tire and auto service center outlets where it offers its products for retail sale and provides automotive repair and other services. The Company manufactures its products in 57 manufacturing facilities in 23 countries, including the United States, and it has marketing operations in almost every country around the world. The Company employs approximately 69,000 associates worldwide.

The linked share’s SEC file number is 001-01927.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.40	$7.66	$9.09
September 30, 2004	$12.00	$9.09	$10.74
December 31, 2004	$15.01	$9.21	$14.66
March 31, 2005	$16.08	$13.11	$13.35
June 30, 2005	$15.45	$11.24	$14.90
September 30, 2005	$18.57	$14.65	$15.59
December 30, 2005	$18.18	$12.81	$17.38
March 31, 2006	$19.30	$12.78	$14.48
June 30, 2006	$15.42	$10.35	$11.10
September 29, 2006	$15.05	$9.76	$14.50
December 29, 2006	$21.35	$13.64	$20.99
March 30, 2007	$32.16	$21.40	$31.19
June 29, 2007	$36.59	$30.96	$34.76
September 28, 2007	$36.90	$23.83	$30.41
December 31, 2007	$31.36	$25.34	$28.22
March 31, 2008	$29.87	$22.36	$25.80
June 30, 2008	$30.10	$17.53	$17.83
September 30, 2008	$23.10	$14.16	$15.31
December 31, 2008	$15.11	$3.94	$5.97
March 31, 2009	$8.09	$3.17	$6.26
June 30, 2009	$14.26	$6.00	$11.26
September 30, 2009	$18.84	$9.98	$17.03
December 31, 2009	$18.23	$11.88	$14.10
March 31, 2010	$16.39	$12.06	$12.64
May 6, 2010*	$15.27	$11.65	$12.78

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GT

Initial price: $12.78

Protection level: 75.00%

Protection price: $9.59

Physical delivery amount: 78($1,000/Initial price)

Fractional shares: 0.247261

Coupon: 11.25% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.38

FWP-101

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.00%
+ 90%	5.625%		90.00%
+ 80%	5.625%		80.00%
+ 70%	5.625%		70.00%
+ 60%	5.625%		60.00%
+ 50%	5.625%		50.00%
+ 40%	5.625%		40.00%
+ 30%	5.625%		30.00%
+ 20%	5.625%		20.00%
+ 10%	5.625%		10.00%
+ 5%	5.625%		5.00%

0%	5.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-5.00%
- 10%	5.625%	-4.375%	-10.00%
- 20%	5.625%	-14.375%	-20.00%
- 30%	N/A	-24.375%	-30.00%
- 40%	N/A	-34.375%	-40.00%
- 50%	N/A	-44.375%	-50.00%
- 60%	N/A	-54.375%	-60.00%
- 70%	N/A	-64.375%	-70.00%
- 80%	N/A	-74.375%	-80.00%
- 90%	N/A	-84.375%	-90.00%
- 100%	N/A	-94.375%	-100.00%

FWP-102

The Hartford Financial Services Group, Inc.

According to publicly available information, The Hartford Financial Services Group, Inc. (the “Company”) is a diversified insurance and financial services company. The Company, headquartered in Connecticut, is a provider of investment products, individual life, group life and group disability insurance products, and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of the Company’s subsidiaries. The Company writes insurance in the United States and internationally. At December 31, 2009, total assets and total stockholders’ equity of the Company were $307.7 billion and $17.9 billion, respectively.

The linked share’s SEC file number is 001-13958.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$69.12	$61.06	$68.74
September 30, 2004	$69.05	$58.08	$61.93
December 31, 2004	$69.57	$52.73	$69.31
March 31, 2005	$74.07	$65.98	$68.56
June 30, 2005	$77.52	$65.35	$74.78
September 30, 2005	$82.50	$71.53	$77.17
December 30, 2005	$89.49	$72.57	$85.89
March 31, 2006	$89.12	$79.24	$80.55
June 30, 2006	$93.95	$80.14	$84.60
September 29, 2006	$88.51	$79.55	$86.75
December 29, 2006	$93.75	$83.78	$93.31
March 30, 2007	$97.95	$90.30	$95.58
June 29, 2007	$106.23	$94.89	$98.51
September 28, 2007	$100.54	$83.00	$92.55
December 31, 2007	$99.14	$86.37	$87.19
March 31, 2008	$87.88	$63.98	$75.77
June 30, 2008	$79.88	$64.41	$64.57
September 30, 2008	$68.35	$31.50	$40.99
December 31, 2008	$39.74	$4.16	$16.42
March 31, 2009	$19.91	$3.33	$7.85
June 30, 2009	$18.16	$7.16	$11.87
September 30, 2009	$29.00	$10.00	$26.50
December 31, 2009	$29.59	$22.89	$23.26
March 31, 2010	$29.12	$21.60	$28.42
May 6, 2010*	$30.45	$24.00	$26.06

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HIG

Initial price: $26.06

Protection level: 75.00%

Protection price: $19.55

Physical delivery amount: 38($1,000/Initial price)

Fractional shares: 0.372985

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.77% per annum

Coupon amount monthly: $8.33

FWP-103

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.39%
+ 90%	5.00%		90.39%
+ 80%	5.00%		80.39%
+ 70%	5.00%		70.39%
+ 60%	5.00%		60.39%
+ 50%	5.00%		50.39%
+ 40%	5.00%		40.39%
+ 30%	5.00%		30.39%
+ 20%	5.00%		20.39%
+ 10%	5.00%		10.39%
+ 5%	5.00%		5.39%

0%	5.00%		0.39%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-4.61%
- 10%	5.00%	-5.00%	-9.61%
- 20%	5.00%	-15.00%	-19.61%
- 30%	N/A	-25.00%	-29.61%
- 40%	N/A	-35.00%	-39.61%
- 50%	N/A	-45.00%	-49.61%
- 60%	N/A	-55.00%	-59.61%
- 70%	N/A	-65.00%	-69.61%
- 80%	N/A	-75.00%	-79.61%
- 90%	N/A	-85.00%	-89.61%
- 100%	N/A	-95.00%	-99.61%

FWP-104

IAMGOLD Corporation

According to publicly available information, IAMGOLD Corporation (the “Company”) is engaged primarily in the exploration for, and the development and production of, mineral resource properties throughout the world.

The Company’s registered and principal office is located at 401 Bay Street, Suite 3200, PO Box 153, Toronto, Ontario, Canada M5H 2Y4.

As of December 31, 2009, the Company employed approximately 6,146 individuals and approximately 336 contractor-employees.

The linked share’s SEC file number is 001-31528.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$7.94	$7.10	$7.82
March 31, 2006	$9.77	$7.86	$8.63
June 30, 2006	$10.60	$7.75	$8.90
September 29, 2006	$11.83	$8.17	$8.49
December 29, 2006	$9.80	$8.15	$8.81
March 30, 2007	$9.39	$7.35	$7.71
June 29, 2007	$8.37	$6.63	$7.66
September 28, 2007	$9.24	$6.42	$8.67
December 31, 2007	$10.42	$7.70	$8.10
March 31, 2008	$10.07	$7.09	$7.33
June 30, 2008	$7.64	$5.60	$6.05
September 30, 2008	$6.90	$4.45	$5.62
December 31, 2008	$6.23	$2.35	$6.11
March 31, 2009	$9.00	$5.25	$8.55
June 30, 2009	$11.51	$7.21	$10.12
September 30, 2009	$15.86	$8.57	$14.14
December 31, 2009	$20.99	$12.19	$15.64
March 31, 2010	$17.70	$13.00	$13.22
May 6, 2010*	$18.72	$13.57	$17.77

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IAG

Initial price: $17.77

Protection level: 75.00%

Protection price: $13.33

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.274620

Coupon: 10.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.34% per annum

Coupon amount monthly: $8.75

FWP-105

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.17%
+ 90%	5.25%		90.17%
+ 80%	5.25%		80.17%
+ 70%	5.25%		70.17%
+ 60%	5.25%		60.17%
+ 50%	5.25%		50.17%
+ 40%	5.25%		40.17%
+ 30%	5.25%		30.17%
+ 20%	5.25%		20.17%
+ 10%	5.25%		10.17%
+ 5%	5.25%		5.17%

0%	5.25%		0.17%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-4.83%
- 10%	5.25%	-4.75%	-9.83%
- 20%	5.25%	-14.75%	-19.83%
- 30%	N/A	-24.75%	-29.83%
- 40%	N/A	-34.75%	-39.83%
- 50%	N/A	-44.75%	-49.83%
- 60%	N/A	-54.75%	-59.83%
- 70%	N/A	-64.75%	-69.83%
- 80%	N/A	-74.75%	-79.83%
- 90%	N/A	-84.75%	-89.83%
- 100%	N/A	-94.75%	-99.83%

FWP-106

IMAX Corporation

According to publicly available information, IMAX Corporation (the “Company”) is one of the world’s leading entertainment technology companies, specializing in motion picture technologies and large-format motion picture presentations. The Company’s principle business is the design and manufacture of large-format digital and film-based theater systems and the sale or lease of such theater systems or the contribution of these systems under revenue-sharing arrangements with its customers.

As of December 31, 2009, the Company had 325 employees compared to 326 employees as of December 31, 2008.

The linked share’s SEC file number is 000-24216.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$6.47	$4.04	$5.53
September 30, 2004	$6.14	$4.22	$5.63
December 31, 2004	$8.70	$5.06	$8.25
March 31, 2005	$12.45	$7.64	$9.24
June 30, 2005	$10.84	$7.62	$9.94
September 30, 2005	$11.10	$9.00	$10.43
December 30, 2005	$10.50	$6.98	$7.06
March 31, 2006	$10.95	$7.14	$10.15
June 30, 2006	$10.38	$8.17	$9.16
September 29, 2006	$11.00	$4.43	$4.89
December 29, 2006	$5.20	$3.32	$3.76
March 30, 2007	$5.52	$3.61	$5.04
June 29, 2007	$5.68	$4.05	$4.22
September 28, 2007	$5.21	$3.72	$4.20
December 31, 2007	$7.94	$4.05	$6.82
March 31, 2008	$7.39	$5.27	$6.97
June 30, 2008	$7.74	$6.45	$6.84
September 30, 2008	$8.28	$5.58	$5.92
December 31, 2008	$5.94	$2.41	$4.46
March 31, 2009	$5.49	$3.74	$4.31
June 30, 2009	$8.49	$4.28	$8.12
September 30, 2009	$10.14	$7.14	$9.41
December 31, 2009	$13.87	$9.00	$13.31
March 31, 2010	$18.26	$11.50	$17.99
May 6, 2010*	$21.30	$16.45	$18.90

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IMAX

Initial price: $18.90

Protection level: 70.00%

Protection price: $13.23

Physical delivery amount: 52($1,000/Initial price)

Fractional shares: 0.910053

Coupon: 15.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $12.92

FWP-107

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.75%		100.00%
+ 90%	7.75%		90.00%
+ 80%	7.75%		80.00%
+ 70%	7.75%		70.00%
+ 60%	7.75%		60.00%
+ 50%	7.75%		50.00%
+ 40%	7.75%		40.00%
+ 30%	7.75%		30.00%
+ 20%	7.75%		20.00%
+ 10%	7.75%		10.00%
+ 5%	7.75%		5.00%

0%	7.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.75%	2.75%	-5.00%
- 10%	7.75%	-2.25%	-10.00%
- 20%	7.75%	-12.25%	-20.00%
- 30%	7.75%	-22.25%	-30.00%
- 40%	N/A	-32.25%	-40.00%
- 50%	N/A	-42.25%	-50.00%
- 60%	N/A	-52.25%	-60.00%
- 70%	N/A	-62.25%	-70.00%
- 80%	N/A	-72.25%	-80.00%
- 90%	N/A	-82.25%	-90.00%
- 100%	N/A	-92.25%	-100.00%

FWP-108

International Paper Co.

According to publicly available information, International Paper Co. (the “Company”) is a global paper and packaging company that is complemented by an extensive North American merchant distribution system, with primary markets and manufacturing operations in North America, Europe, Latin America, Russia, Asia and North Africa.

The Company is a New York corporation, incorporated in 1941 as the successor to the New York corporation of the same name organized in 1898.

The linked share’s SEC file number is 001-03157.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$44.81	$37.91	$44.70
September 30, 2004	$44.65	$38.24	$40.41
December 31, 2004	$42.52	$37.16	$42.00
March 31, 2005	$42.48	$35.67	$36.79
June 30, 2005	$37.91	$30.16	$30.21
September 30, 2005	$34.95	$29.45	$29.80
December 30, 2005	$34.90	$26.97	$33.61
March 31, 2006	$36.39	$32.10	$34.57
June 30, 2006	$37.98	$30.69	$32.30
September 29, 2006	$36.00	$31.52	$34.63
December 29, 2006	$35.63	$31.85	$34.10
March 30, 2007	$38.00	$32.75	$36.40
June 29, 2007	$39.94	$36.34	$39.05
September 28, 2007	$41.57	$31.06	$35.87
December 31, 2007	$37.30	$31.43	$32.38
March 31, 2008	$33.77	$26.59	$27.20
June 30, 2008	$29.37	$23.15	$23.30
September 30, 2008	$31.07	$21.66	$26.18
December 31, 2008	$26.64	$10.20	$11.80
March 31, 2009	$12.74	$3.93	$7.04
June 30, 2009	$15.96	$6.82	$15.13
September 30, 2009	$25.30	$13.82	$22.23
December 31, 2009	$27.78	$20.62	$26.78
March 31, 2010	$28.61	$21.66	$24.61
May 6, 2010*	$29.25	$20.50	$23.34

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IP

Initial price: $23.34

Protection level: 75.00%

Protection price: $17.51

Physical delivery amount: 42($1,000/Initial price)

Fractional shares: 0.844901

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.43% per annum

Coupon amount monthly: $7.92

FWP-109

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.22%
+ 90%	4.75%		90.22%
+ 80%	4.75%		80.22%
+ 70%	4.75%		70.22%
+ 60%	4.75%		60.22%
+ 50%	4.75%		50.22%
+ 40%	4.75%		40.22%
+ 30%	4.75%		30.22%
+ 20%	4.75%		20.22%
+ 10%	4.75%		10.22%
+ 5%	4.75%		5.22%

0%	4.75%		0.22%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.78%
- 10%	4.75%	-5.25%	-9.78%
- 20%	4.75%	-15.25%	-19.78%
- 30%	N/A	-25.25%	-29.78%
- 40%	N/A	-35.25%	-39.78%
- 50%	N/A	-45.25%	-49.78%
- 60%	N/A	-55.25%	-59.78%
- 70%	N/A	-65.25%	-69.78%
- 80%	N/A	-75.25%	-79.78%
- 90%	N/A	-85.25%	-89.78%
- 100%	N/A	-95.25%	-99.78%

FWP-110

The Interpublic Group of Companies, Inc.

According to publicly available information, The Interpublic Group of Companies, Inc. (the “Company”) is an advertising and market services company. The Company create marketing solutions on behalf of clients in every major world market. The Company cover the spectrum of marketing disciplines and specialties, from traditional services such as consumer advertising and public relations to emerging services such as mobile and search engine marketing.

As of December 31, 2009, the Company’s revenue breakdown geographically was 55.9% United States, 7.6% United Kingdom, 15.3% Continental Europe, 9.5% Asia Pacific, 5.1% Latin America and 6.6% Other.

The linked share’s SEC file number is 001-06686.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$16.50	$13.65	$13.73
September 30, 2004	$13.78	$10.47	$10.59
December 31, 2004	$13.51	$10.68	$13.40
March 31, 2005	$13.73	$11.31	$12.28
June 30, 2005	$13.40	$11.98	$12.18
September 30, 2005	$12.73	$10.98	$11.64
December 30, 2005	$11.83	$9.08	$9.65
March 31, 2006	$10.70	$9.49	$9.56
June 30, 2006	$10.17	$8.30	$8.35
September 29, 2006	$10.14	$7.80	$9.90
December 29, 2006	$12.40	$9.69	$12.24
March 30, 2007	$13.94	$12.08	$12.31
June 29, 2007	$13.14	$11.22	$11.40
September 28, 2007	$11.85	$9.66	$10.38
December 31, 2007	$10.76	$7.91	$8.11
March 31, 2008	$9.03	$7.22	$8.41
June 30, 2008	$10.47	$7.77	$8.60
September 30, 2008	$9.65	$7.09	$7.75
December 31, 2008	$7.77	$2.58	$3.96
March 31, 2009	$4.55	$3.08	$4.12
June 30, 2009	$6.41	$4.05	$5.05
September 30, 2009	$7.76	$4.69	$7.52
December 31, 2009	$7.61	$5.78	$7.38
March 31, 2010	$8.87	$6.22	$8.32
May 6, 2010*	$9.93	$7.43	$8.05

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IPG

Initial price: $8.05

Protection level: 75.00%

Protection price: $6.04

Physical delivery amount: 124($1,000/Initial price)

Fractional shares: 0.223602

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-111

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-112

J.C. Penney Company, Inc.

According to publicly available information, J. C. Penney Company, Inc. (the “Company”) is a holding company whose principal operating subsidiary is J. C. Penney Corporation, Inc. J. C. Penney Corporation, Inc. was incorporated in Delaware in 1924, and the Company was incorporated in Delaware in 2002, when the holding company structure was implemented. The holding company has no independent assets or operations, and no direct subsidiaries other than J. C. Penney Corporation, Inc.

Since it was founded by James Cash Penney in 1902, the Company has grown to be a major retailer, operating 1,1108 JCPenney department stores in 49 states and Puerto Rico as of January 30, 2010. The Company’s business consists of selling merchandise and services to consumers through its department stores and Direct (Internet/catalog) channels. Department stores and Direct generally serve the same type of customers and provide virtually the same mix of merchandise, and department stores accept returns from sales made in stores, via the Internet and through catalogs. The Company markets apparel, jewelry, shoes, accessories and home furnishings. In addition, the department stores provide customers with services such as salon, optical, portrait photography and custom decorating.

The linked share’s SEC file number is: 001-15274.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.23	$31.10	$37.76
September 30, 2004	$41.31	$34.95	$35.28
December 31, 2004	$41.82	$34.03	$41.40
March 31, 2005	$53.40	$40.26	$51.92
June 30, 2005	$53.71	$43.80	$52.58
September 30, 2005	$57.99	$45.28	$47.42
December 30, 2005	$56.99	$44.16	$55.60
March 31, 2006	$63.14	$54.20	$60.41
June 30, 2006	$68.78	$57.44	$67.51
September 29, 2006	$69.49	$61.22	$68.39
December 29, 2006	$82.45	$67.60	$77.36
March 30, 2007	$87.18	$75.23	$82.16
June 29, 2007	$84.70	$69.10	$72.38
September 28, 2007	$76.99	$61.54	$63.37
December 31, 2007	$69.25	$39.98	$43.99
March 31, 2008	$51.42	$33.27	$37.71
June 30, 2008	$46.55	$35.68	$36.29
September 30, 2008	$44.20	$27.65	$33.34
December 31, 2008	$33.70	$13.95	$19.70
March 31, 2009	$22.90	$13.72	$20.07
June 30, 2009	$32.85	$19.49	$28.71
September 30, 2009	$34.54	$25.67	$33.75
December 31, 2009	$37.21	$26.47	$26.61
March 31, 2010	$33.75	$23.93	$32.17
May 6, 2010*	$33.75	$26.77	$28.10

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JCP

Initial price: $28.10

Protection level: 80.00%

Protection price: $22.48

Physical delivery amount: 35($1,000/Initial price)

Fractional shares: 0.587189

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 2.90% per annum

Coupon amount monthly: $7.50

FWP-113

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		101.45%
+ 90%	4.50%		91.45%
+ 80%	4.50%		81.45%
+ 70%	4.50%		71.45%
+ 60%	4.50%		61.45%
+ 50%	4.50%		51.45%
+ 40%	4.50%		41.45%
+ 30%	4.50%		31.45%
+ 20%	4.50%		21.45%
+ 10%	4.50%		11.45%
+ 5%	4.50%		6.45%

0%	4.50%		1.45%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-3.55%
- 10%	4.50%	-5.50%	-8.55%
- 20%	4.50%	-15.50%	-18.55%
- 30%	N/A	-25.50%	-28.55%
- 40%	N/A	-35.50%	-38.55%
- 50%	N/A	-45.50%	-48.55%
- 60%	N/A	-55.50%	-58.55%
- 70%	N/A	-65.50%	-68.55%
- 80%	N/A	-75.50%	-78.55%
- 90%	N/A	-85.50%	-88.55%
- 100%	N/A	-95.50%	-98.55%

FWP-114

Jones Apparel Group, Inc.

According to publicly available information, Jones Apparel Group, Inc. (the “Company”) is a designer, marketer and wholesaler of branded apparel, footwear and accessories. The Company also markets directly to consumer through a chain of specialty retail and value-based stores and through e-commerce web sites. As of December 31, 2009, the Company operated a total of 617 outlet stores and had approximately 6,525 full-time employees.

The linked share’s SEC file number is 001-10746.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$40.00	$35.14	$39.48
September 30, 2004	$39.82	$34.41	$35.80
December 31, 2004	$37.49	$33.00	$36.57
March 31, 2005	$37.45	$31.61	$33.49
June 30, 2005	$33.70	$29.09	$31.04
September 30, 2005	$33.45	$26.85	$28.50
December 30, 2005	$31.25	$26.47	$30.72
March 31, 2006	$36.10	$28.58	$35.37
June 30, 2006	$35.98	$30.81	$31.79
September 29, 2006	$33.07	$27.30	$32.44
December 29, 2006	$34.51	$31.72	$33.43
March 30, 2007	$35.54	$30.22	$30.73
June 29, 2007	$34.50	$27.60	$28.25
September 28, 2007	$29.53	$16.73	$21.13
December 31, 2007	$22.65	$15.98	$15.99
March 31, 2008	$18.06	$12.11	$13.42
June 30, 2008	$17.86	$12.92	$13.75
September 30, 2008	$22.11	$12.25	$18.51
December 31, 2008	$18.59	$2.34	$5.86
March 31, 2009	$6.40	$2.39	$4.22
June 30, 2009	$11.69	$4.08	$10.73
September 30, 2009	$19.09	$9.18	$17.93
December 31, 2009	$19.74	$15.91	$16.06
March 31, 2010	$19.40	$14.19	$19.02
May 6, 2010*	$24.62	$18.38	$20.03

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JNY

Initial price: $20.03

Protection level: 75.00%

Protection price: $15.02

Physical delivery amount: 49($1,000/Initial price)

Fractional shares: 0.925112

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 1.04% per annum

Coupon amount monthly: $7.92

FWP-115

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.52%
+ 90%	4.75%		90.52%
+ 80%	4.75%		80.52%
+ 70%	4.75%		70.52%
+ 60%	4.75%		60.52%
+ 50%	4.75%		50.52%
+ 40%	4.75%		40.52%
+ 30%	4.75%		30.52%
+ 20%	4.75%		20.52%
+ 10%	4.75%		10.52%
+ 5%	4.75%		5.52%

0%	4.75%		0.52%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.48%
- 10%	4.75%	-5.25%	-9.48%
- 20%	4.75%	-15.25%	-19.48%
- 30%	N/A	-25.25%	-29.48%
- 40%	N/A	-35.25%	-39.48%
- 50%	N/A	-45.25%	-49.48%
- 60%	N/A	-55.25%	-59.48%
- 70%	N/A	-65.25%	-69.48%
- 80%	N/A	-75.25%	-79.48%
- 90%	N/A	-85.25%	-89.48%
- 100%	N/A	-95.25%	-99.48%

FWP-116

Joy Global Inc.

According to publicly available information, Joy Global Inc. (the “Company”) is a manufacturer and servicer of high productivity mining equipment for the extraction of coal and other minerals and ores. The Company’s equipment is used in major mining regions throughout the world to mine coal, copper, iron ore, oil sands and other minerals. The Company operates in two business segments: underground mining machinery (Joy Mining Machinery or “Joy”) and surface mining equipment (P&H Mining Equipment or “P&H”). Sales of original equipment for the mining industry, as a class of products, accounted for 45%, 42%, and 37% of our consolidated sales for fiscal 2009, 2008, and 2007, respectively. Joy also maintains a network of service and replacement parts distribution centers to rebuild and service equipment and to sell replacement parts in support of its installed base. P&H produces surface mining equipment for the extraction of ores and minerals and provides operational support for many types of equipment used in surface mining. P&H products include electric mining shovels and rotary blasthole drills and walking draglines for open-pit mining operations. P&H has facilities in Australia, Brazil, Canada, Chile, China, South Africa, and the United States. P&H products are used in mining copper, coal, iron ore, oil sands, silver, gold, diamonds, phosphate, and other minerals and ores.

The linked share’s SEC file number is 1-09299.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.56	$10.44	$13.31
September 30, 2004	$15.69	$11.97	$15.28
December 31, 2004	$19.86	$14.38	$19.30
March 31, 2005	$26.17	$17.18	$23.37
June 30, 2005	$25.80	$19.85	$22.39
September 30, 2005	$34.04	$22.03	$33.64
December 30, 2005	$41.94	$27.00	$40.00
March 31, 2006	$61.91	$41.57	$59.77
June 30, 2006	$72.23	$44.75	$52.09
September 29, 2006	$53.80	$31.32	$37.61
December 29, 2006	$50.77	$35.59	$48.34
March 30, 2007	$55.80	$40.36	$42.90
June 29, 2007	$61.99	$42.43	$58.33
September 28, 2007	$65.50	$42.10	$50.86
December 31, 2007	$67.57	$48.76	$65.82
March 31, 2008	$72.00	$47.97	$65.16
June 30, 2008	$89.98	$62.76	$75.83
September 30, 2008	$78.55	$35.82	$45.14
December 31, 2008	$44.70	$14.30	$22.89
March 31, 2009	$28.06	$15.38	$21.30
June 30, 2009	$42.25	$20.29	$35.72
September 30, 2009	$50.56	$30.21	$48.94
December 31, 2009	$59.27	$43.81	$51.59
March 31, 2010	$61.28	$42.47	$56.60
May 6, 2010*	$65.93	$46.32	$51.36

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JOYG

Initial price: $51.36

Protection level: 75.00%

Protection price: $38.52

Physical delivery amount: 19($1,000/Initial price)

Fractional shares: 0.470405

Coupon: 14.00% per annum

Maturity: November 30, 2010

Dividend yield: 1.40% per annum

Coupon amount monthly: $11.67

FWP-117

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.70%
+ 90%	7.00%		90.70%
+ 80%	7.00%		80.70%
+ 70%	7.00%		70.70%
+ 60%	7.00%		60.70%
+ 50%	7.00%		50.70%
+ 40%	7.00%		40.70%
+ 30%	7.00%		30.70%
+ 20%	7.00%		20.70%
+ 10%	7.00%		10.70%
+ 5%	7.00%		5.70%

0%	7.00%		0.70%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-4.30%
- 10%	7.00%	-3.00%	-9.30%
- 20%	7.00%	-13.00%	-19.30%
- 30%	N/A	-23.00%	-29.30%
- 40%	N/A	-33.00%	-39.30%
- 50%	N/A	-43.00%	-49.30%
- 60%	N/A	-53.00%	-59.30%
- 70%	N/A	-63.00%	-69.30%
- 80%	N/A	-73.00%	-79.30%
- 90%	N/A	-83.00%	-89.30%
- 100%	N/A	-93.00%	-99.30%

FWP-118

KeyCorp

According to publicly available information, KeyCorp (the “Company”) is headquartered in Cleveland, Ohio and it is a bank holding company and a financial holding company. The Company has consolidated total assets of $93.3 billion at December 31, 2009. The Company provides a wide range of retail and commercial banking, commercial leasing, investment management, consumer finance and investment banking products and services to individual, corporate and institutional clients.

As of December 31, 2009, the Company employed approximately 16,698 full-time employees.

The linked share’s SEC file number is 001-11302.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$32.27	$28.23	$29.89
September 30, 2004	$32.02	$29.00	$31.60
December 31, 2004	$34.50	$31.35	$33.90
March 31, 2005	$34.05	$31.02	$32.45
June 30, 2005	$33.79	$31.52	$33.15
September 30, 2005	$34.99	$31.65	$32.25
December 30, 2005	$34.05	$30.10	$32.93
March 31, 2006	$37.67	$32.96	$36.80
June 30, 2006	$38.31	$34.24	$35.68
September 29, 2006	$38.15	$34.48	$37.44
December 29, 2006	$38.62	$35.73	$38.03
March 30, 2007	$39.90	$35.94	$37.47
June 29, 2007	$38.95	$34.15	$34.33
September 28, 2007	$37.09	$31.38	$32.33
December 31, 2007	$34.05	$21.56	$23.45
March 31, 2008	$27.23	$20.19	$21.95
June 30, 2008	$26.12	$10.80	$10.98
September 30, 2008	$16.00	$7.94	$11.94
December 31, 2008	$15.20	$4.99	$8.52
March 31, 2009	$9.31	$4.84	$7.87
June 30, 2009	$9.81	$4.46	$5.24
September 30, 2009	$7.06	$4.40	$6.50
December 31, 2009	$6.85	$5.29	$5.55
March 31, 2010	$8.18	$5.65	$7.75
May 6, 2010*	$9.84	$7.47	$7.96

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: KEY

Initial price: $7.96

Protection level: 75.00%

Protection price: $5.97

Physical delivery amount: 125($1,000/Initial price)

Fractional shares: 0.628141

Coupon: 14.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.50% per annum

Coupon amount monthly: $11.67

FWP-119

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.25%
+ 90%	7.00%		90.25%
+ 80%	7.00%		80.25%
+ 70%	7.00%		70.25%
+ 60%	7.00%		60.25%
+ 50%	7.00%		50.25%
+ 40%	7.00%		40.25%
+ 30%	7.00%		30.25%
+ 20%	7.00%		20.25%
+ 10%	7.00%		10.25%
+ 5%	7.00%		5.25%

0%	7.00%		0.25%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-4.75%
- 10%	7.00%	-3.00%	-9.75%
- 20%	7.00%	-13.00%	-19.75%
- 30%	N/A	-23.00%	-29.75%
- 40%	N/A	-33.00%	-39.75%
- 50%	N/A	-43.00%	-49.75%
- 60%	N/A	-53.00%	-59.75%
- 70%	N/A	-63.00%	-69.75%
- 80%	N/A	-73.00%	-79.75%
- 90%	N/A	-83.00%	-89.75%
- 100%	N/A	-93.00%	-99.75%

FWP-120

Leap Wireless International, Inc.

According to publicly available information, Leap Wireless International, Inc. (the “Company”) is a wireless communications carrier that offers digital wireless services in the U.S. under the “Cricket®” brand. The Company’s cricket service offerings provide customers with unlimited wireless services for a flat rate with requiring a fixed term contract or a credit check.

As of December 31, 2009, the Company employed 4,202 full-time employees.

The linked share’s SEC file number is 000-29752.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	$28.90	$27.26	$27.75
September 30, 2005	$37.47	$26.00	$35.20
December 30, 2005	$39.45	$31.15	$37.88
March 31, 2006	$44.69	$34.56	$43.59
June 30, 2006	$49.20	$39.59	$47.45
September 29, 2006	$49.47	$40.57	$48.49
December 29, 2006	$61.90	$46.57	$59.47
March 30, 2007	$70.09	$57.61	$65.98
June 29, 2007	$88.95	$66.03	$84.50
September 28, 2007	$99.04	$51.21	$81.37
December 31, 2007	$85.25	$29.88	$46.64
March 31, 2008	$50.21	$34.20	$46.60
June 30, 2008	$61.63	$42.75	$43.17
September 30, 2008	$48.98	$35.04	$38.10
December 31, 2008	$39.62	$14.18	$26.89
March 31, 2009	$39.50	$22.02	$34.87
June 30, 2009	$42.47	$30.26	$32.93
September 30, 2009	$32.00	$15.62	$19.55
December 31, 2009	$19.28	$11.99	$17.55
March 31, 2010	$19.20	$12.83	$16.36
May 6, 2010*	$19.10	$15.99	$16.78

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LEAP

Initial price: $16.78

Protection level: 75.00%

Protection price: $12.59

Physical delivery amount: 59($1,000/Initial price)

Fractional shares: 0.594756

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-121

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-122

Lions Gate Entertainment Corp.

According to publicly available information, Lions Gate Entertainment Corp. (the “Company”) is a next generation studio company with a diversified presence in the production and distribution of motion pictures, television programming, home entertainment, video-on-demand and digitally delivered content. The Company has released approximately 18 to 20 motion pictures theatrically per year for the last three years, which includes films it develops and produces in-house, as well as films it acquires from third parties. As of fiscal 2008, the Company’s box office grew to historic high of approximately $9.8 billion.

The linked share’s SEC file number is 001-14880.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	$8.96	$6.20	$8.70
December 31, 2004	$11.82	$8.70	$10.62
March 31, 2005	$11.63	$9.23	$11.05
June 30, 2005	$11.43	$9.23	$10.26
September 30, 2005	$10.68	$8.91	$9.54
December 30, 2005	$10.11	$7.47	$7.68
March 31, 2006	$10.43	$7.66	$10.15
June 30, 2006	$10.40	$8.48	$8.55
September 29, 2006	$10.52	$8.52	$10.01
December 29, 2006	$11.65	$9.62	$10.73
March 30, 2007	$12.11	$10.17	$11.42
June 29, 2007	$11.97	$10.77	$11.03
September 28, 2007	$11.59	$8.85	$10.31
December 31, 2007	$10.84	$8.94	$9.42
March 31, 2008	$9.89	$8.43	$9.75
June 30, 2008	$10.76	$9.53	$10.36
September 30, 2008	$10.97	$8.54	$9.10
December 31, 2008	$9.19	$5.15	$5.50
March 31, 2009	$6.50	$3.65	$5.05
June 30, 2009	$6.29	$4.41	$5.60
September 30, 2009	$7.17	$5.29	$6.16
December 31, 2009	$6.16	$4.86	$5.81
March 31, 2010	$6.62	$4.82	$6.24
May 6, 2010*	$7.18	$5.64	$6.72

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LGF

Initial price: $6.72

Protection level: 75.00%

Protection price: $5.04

Physical delivery amount: 148($1,000/Initial price)

Fractional shares: 0.809524

Coupon: 10.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-123

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-124

Las Vegas Sands Corp.

According to publicly available information, Las Vegas Sands Corp. (the “Company”) owns and operates The Venetian Resort Hotel Casino, The Palazzo Resort Hotel Casino, The Sands Expo and Convention Center and The Congress Center in Las Vegas, Nevada, and the Sands Macao and The Venetian Macao Resort Hotel in Macao, China. In addition, the Company is also developing Marina Bay Sands, an integrated resort in Singapore, and Sands Bethworks, an integrated resort in Bethlehem, Pennsylvania. The Company is exploring the possibility of developing and operating integrated resorts in additional Asian and U.S. jurisdictions, and in Europe.

The Company was incorporated as a Nevada corporation in August 2004. As of December 31, 2009, the Company directly employs approximately 27,000 employees worldwide.

The linked share’s SEC file number is 001-32373.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	$53.70	$41.75	$48.00
March 31, 2005	$51.40	$41.47	$45.00
June 30, 2005	$45.32	$33.13	$35.75
September 30, 2005	$40.73	$30.97	$32.91
December 30, 2005	$46.44	$29.08	$39.47
March 31, 2006	$58.02	$38.44	$56.66
June 30, 2006	$78.90	$54.68	$77.86
September 29, 2006	$77.86	$57.71	$68.35
December 29, 2006	$97.25	$66.06	$89.48
March 30, 2007	$109.45	$81.01	$86.61
June 29, 2007	$91.91	$71.24	$76.39
September 28, 2007	$142.75	$75.56	$133.42
December 31, 2007	$148.76	$102.50	$103.05
March 31, 2008	$105.35	$70.00	$73.64
June 30, 2008	$83.13	$45.30	$47.44
September 30, 2008	$59.00	$30.56	$36.11
December 31, 2008	$37.00	$2.89	$5.93
March 31, 2009	$9.15	$1.38	$3.01
June 30, 2009	$11.84	$3.08	$7.86
September 30, 2009	$20.73	$6.32	$16.84
December 31, 2009	$18.83	$12.95	$14.94
March 31, 2010	$22.49	$14.89	$21.15
May 6, 2010*	$26.56	$18.09	$21.65

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LVS

Initial price: $21.65

Protection level: 70.00%

Protection price: $15.16

Physical delivery amount: 46($1,000/Initial price)

Fractional shares: 0.189376

Coupon: 17.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $14.17

FWP-125

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.00%
+ 90%	8.50%		90.00%
+ 80%	8.50%		80.00%
+ 70%	8.50%		70.00%
+ 60%	8.50%		60.00%
+ 50%	8.50%		50.00%
+ 40%	8.50%		40.00%
+ 30%	8.50%		30.00%
+ 20%	8.50%		20.00%
+ 10%	8.50%		10.00%
+ 5%	8.50%		5.00%

0%	8.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-5.00%
- 10%	8.50%	-1.50%	-10.00%
- 20%	8.50%	-11.50%	-20.00%
- 30%	8.50%	-21.50%	-30.00%
- 40%	N/A	-31.50%	-40.00%
- 50%	N/A	-41.50%	-50.00%
- 60%	N/A	-51.50%	-60.00%
- 70%	N/A	-61.50%	-70.00%
- 80%	N/A	-71.50%	-80.00%
- 90%	N/A	-81.50%	-90.00%
- 100%	N/A	-91.50%	-100.00%

FWP-126

Lexmark International, Inc.

According to publicly available information, Lexmark International, Inc. (the “Company”) is a Delaware Corporation that is a developer, manufacturer and supplier of printing and imaging solutions for offices and homes. The Company’s products include laser printers, inkjet printers, multifunction devices, and associated supplies, services and solutions. The Company develops and owns most of the technology for its laser and inkjet products and related solutions.

As of December 31, 2009, the revenue derived from international sales accounts for approximately 57% of the Company’s consolidated revenue. The Company’s products are sold in more than 150 countries around the world.

The SEC file number of the linked share (Class A Common Stock) is 001-14050.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$97.50	$89.80	$96.53
September 30, 2004	$96.85	$79.20	$84.01
December 31, 2004	$90.50	$77.50	$85.00
March 31, 2005	$86.62	$77.65	$79.97
June 30, 2005	$80.30	$64.11	$64.83
September 30, 2005	$70.63	$59.56	$61.05
December 30, 2005	$61.45	$39.33	$44.83
March 31, 2006	$52.20	$44.09	$45.38
June 30, 2006	$57.90	$44.50	$55.83
September 29, 2006	$59.77	$49.71	$57.66
December 29, 2006	$74.64	$57.55	$73.20
March 30, 2007	$73.20	$56.81	$58.46
June 29, 2007	$62.87	$48.17	$49.31
September 28, 2007	$50.00	$35.29	$41.53
December 31, 2007	$44.15	$32.35	$34.86
March 31, 2008	$37.73	$26.55	$30.72
June 30, 2008	$37.55	$30.22	$33.43
September 30, 2008	$37.01	$29.68	$32.57
December 31, 2008	$33.70	$22.14	$26.90
March 31, 2009	$29.16	$15.15	$16.87
June 30, 2009	$20.56	$14.82	$15.85
September 30, 2009	$22.53	$14.24	$21.54
December 31, 2009	$28.81	$19.77	$25.98
March 31, 2010	$37.35	$25.10	$36.08
May 6, 2010*	$42.14	$33.69	$36.17

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LXK

Initial price: $36.17

Protection level: 80.00%

Protection price: $28.94

Physical delivery amount: 27($1,000/Initial price)

Fractional shares: 0.647221

Coupon: 8.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.08

FWP-127

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.25%		100.00%
+ 90%	4.25%		90.00%
+ 80%	4.25%		80.00%
+ 70%	4.25%		70.00%
+ 60%	4.25%		60.00%
+ 50%	4.25%		50.00%
+ 40%	4.25%		40.00%
+ 30%	4.25%		30.00%
+ 20%	4.25%		20.00%
+ 10%	4.25%		10.00%
+ 5%	4.25%		5.00%

0%	4.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.25%	-0.75%	-5.00%
- 10%	4.25%	-5.75%	-10.00%
- 20%	4.25%	-15.75%	-20.00%
- 30%	N/A	-25.75%	-30.00%
- 40%	N/A	-35.75%	-40.00%
- 50%	N/A	-45.75%	-50.00%
- 60%	N/A	-55.75%	-60.00%
- 70%	N/A	-65.75%	-70.00%
- 80%	N/A	-75.75%	-80.00%
- 90%	N/A	-85.75%	-90.00%
- 100%	N/A	-95.75%	-100.00%

FWP-128

Live Nation Entertainment, Inc.

According to publicly available information, Live Nation Entertainment, Inc. (the “Company”) is one of the largest producers of live music concerts in the world based on total attendance to its events as compared to events of other promoters. As of December 31, 2009, the Company employed approximately 4,300 full-time employees.

The linked share’s SEC file number is 001-32601.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$13.95	$10.55	$13.10
March 31, 2006	$19.99	$12.77	$19.84
June 30, 2006	$24.90	$18.87	$20.36
September 29, 2006	$22.66	$18.17	$20.42
December 29, 2006	$24.66	$19.60	$22.40
March 30, 2007	$25.49	$21.07	$22.06
June 29, 2007	$24.09	$18.75	$22.38
September 28, 2007	$23.25	$16.85	$21.25
December 31, 2007	$24.03	$12.50	$14.52
March 31, 2008	$15.04	$9.40	$12.13
June 30, 2008	$16.15	$10.23	$10.58
September 30, 2008	$17.78	$9.60	$16.27
December 31, 2008	$16.75	$2.73	$5.74
March 31, 2009	$6.54	$2.47	$2.67
June 30, 2009	$6.07	$2.57	$4.86
September 30, 2009	$8.88	$3.99	$8.19
December 31, 2009	$8.96	$6.44	$8.51
March 31, 2010	$14.81	$8.60	$14.50
May 6, 2010*	$16.90	$13.15	$14.14

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LYV

Initial price: $14.14

Protection level: 75.00%

Protection price: $10.61

Physical delivery amount: 70($1,000/Initial price)

Fractional shares: 0.721358

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-129

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-130

Macy’s, Inc.

According to publicly available information, Macy’s, Inc. (“the Company”) is a Delaware corporation that has been operating department stores since 1820. The Company’s executive offices are located in Cincinnati, Ohio and New York, New York.

As of January 30, 2010, the Company’s continuing operations had approximately 161,000 regular full-time and part-time employees.

The linked share’s SEC file number is 001-13536.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$27.53	$22.37	$24.55
September 30, 2004	$24.75	$21.40	$22.72
December 31, 2004	$29.08	$22.20	$28.90
March 31, 2005	$32.25	$27.10	$31.82
June 30, 2005	$37.75	$28.30	$36.64
September 30, 2005	$39.03	$31.35	$33.44
December 30, 2005	$34.99	$28.85	$33.17
March 31, 2006	$37.45	$32.43	$36.50
June 30, 2006	$39.69	$33.46	$36.60
September 29, 2006	$43.82	$32.57	$43.21
December 29, 2006	$45.01	$37.39	$38.13
March 30, 2007	$46.70	$36.56	$45.05
June 29, 2007	$46.52	$38.07	$39.78
September 28, 2007	$45.50	$28.51	$32.32
December 31, 2007	$35.76	$24.70	$25.87
March 31, 2008	$28.32	$20.94	$23.06
June 30, 2008	$27.08	$18.95	$19.42
September 30, 2008	$22.96	$14.34	$17.98
December 31, 2008	$17.81	$5.07	$10.35
March 31, 2009	$11.93	$6.27	$8.90
June 30, 2009	$15.29	$8.50	$11.76
September 30, 2009	$19.16	$10.27	$18.29
December 31, 2009	$20.84	$15.49	$16.76
March 31, 2010	$22.27	$15.35	$21.77
May 6, 2010*	$25.25	$21.00	$22.42

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: M

Initial price: $22.42

Protection level: 80.00%

Protection price: $17.94

Physical delivery amount: 44($1,000/Initial price)

Fractional shares: 0.603033

Coupon: 8.75% per annum

Maturity: November 30, 2010

Dividend yield: 0.91% per annum

Coupon amount monthly: $7.29

FWP-131

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.375%		100.46%
+ 90%	4.375%		90.46%
+ 80%	4.375%		80.46%
+ 70%	4.375%		70.46%
+ 60%	4.375%		60.46%
+ 50%	4.375%		50.46%
+ 40%	4.375%		40.46%
+ 30%	4.375%		30.46%
+ 20%	4.375%		20.46%
+ 10%	4.375%		10.46%
+ 5%	4.375%		5.46%

0%	4.375%		0.46%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.375%	-0.625%	-4.54%
- 10%	4.375%	-5.625%	-9.54%
- 20%	4.375%	-15.625%	-19.54%
- 30%	N/A	-25.625%	-29.54%
- 40%	N/A	-35.625%	-39.54%
- 50%	N/A	-45.625%	-49.54%
- 60%	N/A	-55.625%	-59.54%
- 70%	N/A	-65.625%	-69.54%
- 80%	N/A	-75.625%	-79.54%
- 90%	N/A	-85.625%	-89.54%
- 100%	N/A	-95.625%	-99.54%

FWP-132

Mariner Energy, Inc.

Accordingly to publicly available information, Massey Energy Company (the “Company”) produces, processes and sells bituminous coal of various steam and metallurgical grades, primarily of a low sulfur content, through our 23 processing and shipping centers (“Resource Groups”), many of which receive coal from multiple mines. At January 31, 2010, we operated 56 mines, including 42 underground mines (two of which employ both room and pillar and longwall mining) and 14 surface mines (with eleven highwall miners in operation) in West Virginia, Kentucky and Virginia. The number of mines that we operate may vary from time to time depending on a number of factors, including the existing demand for and price of coal, exhaustion of economically recoverable reserves and availability of experienced labor.

Customers for the Company’s steam coal product include primarily electric power utility companies who use our coal as fuel for their steam-powered generators. Customers for our metallurgical coal include primarily steel producers who use our coal to produce coke, which is in turn used as a raw material in the steel manufacturing process

The linked share’s SEC file number is 1-7775.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$28.21	$20.83	$28.21
September 30, 2004	$29.66	$24.59	$28.93
December 31, 2004	$36.94	$26.06	$34.95
March 31, 2005	$46.60	$31.80	$40.04
June 30, 2005	$42.15	$34.86	$37.72
September 30, 2005	$57.00	$37.76	$51.07
December 30, 2005	$52.57	$36.65	$37.87
March 31, 2006	$41.51	$33.10	$36.07
June 30, 2006	$44.34	$32.15	$36.00
September 29, 2006	$37.05	$18.77	$20.94
December 29, 2006	$27.98	$19.31	$23.23
March 30, 2007	$26.35	$21.57	$23.99
June 29, 2007	$30.73	$24.00	$26.65
September 28, 2007	$26.80	$16.02	$21.82
December 31, 2007	$37.98	$21.50	$35.75
March 31, 2008	$44.00	$26.69	$36.50
June 30, 2008	$95.70	$35.33	$93.75
September 30, 2008	$93.98	$31.17	$35.67
December 31, 2008	$35.00	$10.06	$13.79
March 31, 2009	$18.69	$9.62	$10.12
June 30, 2009	$26.46	$9.80	$19.54
September 30, 2009	$33.51	$15.85	$27.89
December 31, 2009	$44.25	$25.52	$42.01
March 31, 2010	$54.66	$37.41	$52.29
May 6, 2010*	$54.80	$30.90	$33.47

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MEE

Initial price: $33.47

Protection level: 70.00%

Protection price: $23.43

Physical delivery amount: 29($1,000/Initial price)

Fractional shares: 0.877502

Coupon: 15.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.72% per annum

Coupon amount monthly: $12.50

FWP-133

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.50%		100.36%
+ 90%	7.50%		90.36%
+ 80%	7.50%		80.36%
+ 70%	7.50%		70.36%
+ 60%	7.50%		60.36%
+ 50%	7.50%		50.36%
+ 40%	7.50%		40.36%
+ 30%	7.50%		30.36%
+ 20%	7.50%		20.36%
+ 10%	7.50%		10.36%
+ 5%	7.50%		5.36%

0%	7.50%		0.36%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.50%	2.50%	-4.64%
- 10%	7.50%	-2.50%	-9.64%
- 20%	7.50%	-12.50%	-19.64%
- 30%	7.50%	-22.50%	-29.64%
- 40%	N/A	-32.50%	-39.64%
- 50%	N/A	-42.50%	-49.64%
- 60%	N/A	-52.50%	-59.64%
- 70%	N/A	-62.50%	-69.64%
- 80%	N/A	-72.50%	-79.64%
- 90%	N/A	-82.50%	-89.64%
- 100%	N/A	-92.50%	-99.64%

FWP-134

MetLife, Inc.

According to publicly available information, MetLife, Inc. (the “Company”) is a Delaware corporation incorporated in 1999. As of December 31, 2009, the Company is one of the leading providers of individual insurance, employee benefits and financial services with operations throughout the United States and the regions of Latin America, Europe, and Asia Pacific. Through the Company’s subsidiaries and affiliates, they offer life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions.

The Company is one of the largest insurance and financial services companies in the United States. The Company franchises and brand names uniquely position us to be the preeminent provider of protection and savings and investment products in the United States. In addition, the Company’s international operations are focused on markets where the demand for insurance and savings and investment products is expected to grow rapidly in the future.

The linked share’s SEC file number is 001-15787.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.70	$32.60	$35.85
September 30, 2004	$38.91	$33.65	$38.65
December 31, 2004	$41.27	$32.99	$40.51
March 31, 2005	$41.80	$38.29	$39.10
June 30, 2005	$45.83	$37.29	$44.94
September 30, 2005	$50.25	$44.97	$49.83
December 30, 2005	$52.57	$46.40	$49.00
March 31, 2006	$52.07	$48.14	$48.37
June 30, 2006	$53.48	$48.00	$51.21
September 29, 2006	$57.80	$49.33	$56.68
December 29, 2006	$59.86	$56.08	$59.01
March 30, 2007	$66.25	$58.74	$63.15
June 29, 2007	$69.35	$62.80	$64.48
September 28, 2007	$70.27	$58.49	$69.73
December 31, 2007	$71.23	$59.73	$61.62
March 31, 2008	$62.53	$52.46	$60.26
June 30, 2008	$63.60	$52.61	$52.77
September 30, 2008	$65.45	$43.75	$56.00
December 31, 2008	$53.49	$15.73	$34.86
March 31, 2009	$37.38	$11.37	$22.77
June 30, 2009	$35.52	$21.27	$30.01
September 30, 2009	$41.45	$26.03	$38.07
December 31, 2009	$38.75	$32.16	$35.35
March 31, 2010	$43.63	$33.40	$43.34
May 6, 2010*	$47.75	$38.14	$42.15

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MET

Initial price: $42.15

Protection level: 80.00%

Protection price: $33.72

Physical delivery amount: 23($1,000/Initial price)

Fractional shares: 0.724792

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 1.80% per annum

Coupon amount monthly: $7.50

FWP-135

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.90%
+ 90%	4.50%		90.90%
+ 80%	4.50%		80.90%
+ 70%	4.50%		70.90%
+ 60%	4.50%		60.90%
+ 50%	4.50%		50.90%
+ 40%	4.50%		40.90%
+ 30%	4.50%		30.90%
+ 20%	4.50%		20.90%
+ 10%	4.50%		10.90%
+ 5%	4.50%		5.90%

0%	4.50%		0.90%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-4.10%
- 10%	4.50%	-5.50%	-9.10%
- 20%	4.50%	-15.50%	-19.10%
- 30%	N/A	-25.50%	-29.10%
- 40%	N/A	-35.50%	-39.10%
- 50%	N/A	-45.50%	-49.10%
- 60%	N/A	-55.50%	-59.10%
- 70%	N/A	-65.50%	-69.10%
- 80%	N/A	-75.50%	-79.10%
- 90%	N/A	-85.50%	-89.10%
- 100%	N/A	-95.50%	-99.10%

FWP-136

The Mosaic Company

According to publicly available information, The Mosaic Company (the “Company”) is a producer and marketer of concentrated phosphate and potash crop nutrients for the global agriculture industry. The Company is a single source supplier of phosphate-, potash- and nitrogen-based crop nutrients and animal feed ingredients. The Company serves customers in approximately 40 countries. The Company has phosphate mining operations in Florida and phosphate production facilities in Florida and Louisiana; potash mines and production facilities in Saskatchewan, Canada, New Mexico and Michigan; strategic equity investments in phosphate and nitrogen production facilities in Brazil; and other production, blending or distribution operations or equity investments in nearly a dozen countries.

The Company is a Delaware corporation that was incorporated in January 2004 to serve as the parent company of the business that was formed through the business combination of IMC Global Inc. and the fertilizer businesses of Cargill, Incorporated.

As of May 31, 2009, Cargill owned approximately 64.3% of the Company’s outstanding common stock. The Company is publicly traded on the New York Stock Exchange under the ticker symbol “MOS” and are headquartered in Plymouth, Minnesota.

The Company conducts their business through wholly and majority-owned subsidiaries as well as businesses in which they own less than a majority or a non-controlling equity interest. The Company is organized into three business segments: Phosphates, Potash and Offshore.

The linked share’s SEC file number is 001-32327.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	$18.58	$14.80	$16.32
March 31, 2005	$17.42	$14.60	$17.06
June 30, 2005	$17.16	$12.38	$15.56
September 30, 2005	$17.98	$15.11	$16.02
December 30, 2005	$15.62	$12.51	$14.63
March 31, 2006	$17.14	$13.78	$14.35
June 30, 2006	$17.28	$13.31	$15.65
September 29, 2006	$17.12	$14.03	$16.90
December 29, 2006	$23.54	$16.20	$21.36
March 30, 2007	$28.84	$19.49	$26.66
June 29, 2007	$40.96	$26.44	$39.02
September 28, 2007	$54.83	$32.50	$53.52
December 31, 2007	$97.60	$48.72	$94.34
March 31, 2008	$119.78	$71.00	$102.60
June 30, 2008	$163.22	$95.00	$144.70
September 30, 2008	$146.92	$62.21	$68.02
December 31, 2008	$71.50	$21.94	$34.60
March 31, 2009	$49.78	$31.17	$41.98
June 30, 2009	$59.33	$37.10	$44.30
September 30, 2009	$55.73	$39.39	$48.07
December 31, 2009	$62.45	$45.00	$59.73
March 31, 2010	$68.25	$52.87	$60.77
May 6, 2010*	$60.21	$45.71	$47.66

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MOS

Initial price: $47.66

Protection level: 80.00%

Protection price: $38.13

Physical delivery amount: 20($1,000/Initial price)

Fractional shares: 0.981956

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 3.09% per annum

Coupon amount monthly: $7.92

FWP-137

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		101.55%
+ 90%	4.75%		91.55%
+ 80%	4.75%		81.55%
+ 70%	4.75%		71.55%
+ 60%	4.75%		61.55%
+ 50%	4.75%		51.55%
+ 40%	4.75%		41.55%
+ 30%	4.75%		31.55%
+ 20%	4.75%		21.55%
+ 10%	4.75%		11.55%
+ 5%	4.75%		6.55%

0%	4.75%		1.55%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-3.45%
- 10%	4.75%	-5.25%	-8.45%
- 20%	4.75%	-15.25%	-18.45%
- 30%	N/A	-25.25%	-28.45%
- 40%	N/A	-35.25%	-38.45%
- 50%	N/A	-45.25%	-48.45%
- 60%	N/A	-55.25%	-58.45%
- 70%	N/A	-65.25%	-68.45%
- 80%	N/A	-75.25%	-78.45%
- 90%	N/A	-85.25%	-88.45%
- 100%	N/A	-95.25%	-98.45%

FWP-138

Marvell Technology Group Ltd.

According to publicly available information, Marvell Technology Group Ltd. (the “Company”) is a semiconductor provider of application-specific standard products. The Company’s core strength of expertise is the development of complex System-on-a-Chip devices leveraging its extensive portfolio of intellectual property in the areas of analog, mixed-signal, digital signal processing and embedded ARM-based microprocessor integrated circuits. The Company’s product portfolio includes devices for data storage, enterprise-class Ethernet data switching, Ethernet physical-layer transceivers, handheld cellular, Ethernet-based wireless networking, personal area networking, Ethernet-based PC connectivity, control plane communications controllers, video-image processing and power management solutions. The Company’s products serve diverse applications used in carrier, metropolitan, enterprise and PC-client data communications and storage systems. Additionally, the Company serves the market for the convergence of voice, video and data applications in the consumer electronics market.

The linked share’s SEC file number is 000-30877.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.39	$9.38	$13.35
September 30, 2004	$13.93	$9.67	$13.07
December 31, 2004	$18.10	$13.16	$17.74
March 31, 2005	$19.45	$15.54	$19.17
June 30, 2005	$20.79	$16.10	$19.02
September 30, 2005	$24.10	$18.66	$23.06
December 30, 2005	$30.49	$20.77	$28.05
March 31, 2006	$36.84	$26.80	$27.05
June 30, 2006	$31.14	$20.84	$22.17
September 29, 2006	$22.62	$16.71	$19.37
December 29, 2006	$21.85	$15.91	$19.19
March 30, 2007	$21.20	$16.70	$16.81
June 29, 2007	$18.46	$15.25	$18.21
September 28, 2007	$20.04	$15.27	$16.37
December 31, 2007	$18.83	$13.49	$13.98
March 31, 2008	$13.94	$9.77	$10.88
June 30, 2008	$18.31	$10.36	$17.66
September 30, 2008	$17.93	$8.45	$9.30
December 31, 2008	$9.32	$4.48	$6.67
March 31, 2009	$9.69	$5.67	$9.16
June 30, 2009	$12.94	$8.88	$11.64
September 30, 2009	$16.72	$11.03	$16.19
December 31, 2009	$21.07	$13.37	$20.75
March 31, 2010	$21.76	$17.25	$20.38
May 6, 2010*	$22.87	$17.30	$18.86

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MRVL

Initial price: $18.86

Protection level: 80.00%

Protection price: $15.09

Physical delivery amount: 53($1,000/Initial price)

Fractional shares: 0.022269

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-139

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-140

Morgan Stanley

According to publicly available information, Morgan Stanley (the “Company”) is a global financial services firm that, through its subsidiaries and affiliates, provides its products and services to a large and diversified group of clients and customers, including corporations, governments, financial institutions and individuals. The Company was originally incorporated under the laws of the State of Delaware in 1981, and its predecessor companies date back to 1924. The Company conducts its business from its headquarters in and around New York City, its regional offices and branches throughout the U.S. and its principal offices in London, Tokyo, Hong Kong and other world financial centers. As of December 31, 2009, the Company had 61,388 employees worldwide.

The Company is a global financial services firm that maintains significant market positions in each of its business segments—Institutional Securities, Global Wealth Management Group, Asset Management and Discover.

The linked share’s SEC file number is 1-11758.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$48.56	$41.70	$43.81
September 30, 2004	$44.15	$38.63	$40.92
December 31, 2004	$46.45	$39.24	$46.09
March 31, 2005	$50.23	$44.44	$47.52
June 30, 2005	$49.81	$39.57	$43.56
September 30, 2005	$45.32	$41.66	$44.78
December 30, 2005	$48.70	$42.16	$47.10
March 31, 2006	$53.32	$47.10	$52.15
June 30, 2006	$54.79	$45.28	$52.47
September 29, 2006	$61.14	$49.96	$60.52
December 29, 2006	$69.23	$60.22	$67.60
March 30, 2007	$70.28	$58.88	$65.38
June 29, 2007	$75.32	$64.13	$69.63
September 28, 2007	$73.64	$54.90	$63.00
December 31, 2007	$69.23	$47.25	$53.11
March 31, 2008	$53.39	$33.56	$45.70
June 30, 2008	$51.55	$35.73	$36.07
September 30, 2008	$46.58	$11.79	$23.00
December 31, 2008	$26.73	$6.71	$16.04
March 31, 2009	$27.27	$13.10	$22.77
June 30, 2009	$31.98	$20.70	$28.51
September 30, 2009	$33.32	$24.85	$30.88
December 31, 2009	$35.78	$28.75	$29.60
March 31, 2010	$33.26	$26.16	$29.29
May 6, 2010*	$32.28	$26.31	$27.64

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MS

Initial price: $27.64

Protection level: 80.00%

Protection price: $22.11

Physical delivery amount: 36($1,000/Initial price)

Fractional shares: 0.179450

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.72% per annum

Coupon amount monthly: $7.92

FWP-141

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.36%
+ 90%	4.75%		90.36%
+ 80%	4.75%		80.36%
+ 70%	4.75%		70.36%
+ 60%	4.75%		60.36%
+ 50%	4.75%		50.36%
+ 40%	4.75%		40.36%
+ 30%	4.75%		30.36%
+ 20%	4.75%		20.36%
+ 10%	4.75%		10.36%
+ 5%	4.75%		5.36%

0%	4.75%		0.36%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.64%
- 10%	4.75%	-5.25%	-9.64%
- 20%	4.75%	-15.25%	-19.64%
- 30%	N/A	-25.25%	-29.64%
- 40%	N/A	-35.25%	-39.64%
- 50%	N/A	-45.25%	-49.64%
- 60%	N/A	-55.25%	-59.64%
- 70%	N/A	-65.25%	-69.64%
- 80%	N/A	-75.25%	-79.64%
- 90%	N/A	-85.25%	-89.64%
- 100%	N/A	-95.25%	-99.64%

FWP-142

Myriad Genetics, Inc.

According to publicly available information, Myriad Genetics, Inc. (the “Company”) is a leading healthcare company focused on the development and marketing of novel molecular diagnostic products. The Company employs a number of proprietary technologies that help understand the genetic basis of human disease and the role that genes and their related proteins may play in the onset, progression and treatment of disease. As of June 30, 2009, the Company has launched seven commercial molecular diagnostic products, including four predictive medicine and three personalizes medicine products. As of June 30, 2009, the Company’s revenues consisted primarily of sales of molecular diagnostic products (98%) and research payments (2%).

The linked share’s SEC file number is 000-26642.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.30	$6.47	$7.11
September 30, 2004	$8.73	$5.77	$8.15
December 31, 2004	$11.59	$7.80	$10.73
March 31, 2005	$12.42	$8.62	$8.77
June 30, 2005	$9.06	$7.18	$7.46
September 30, 2005	$10.49	$7.39	$10.42
December 30, 2005	$11.06	$8.70	$9.92
March 31, 2006	$13.39	$9.46	$12.44
June 30, 2006	$13.60	$10.75	$12.04
September 29, 2006	$12.71	$10.36	$11.75
December 29, 2006	$15.19	$11.44	$14.92
March 30, 2007	$17.84	$14.54	$16.43
June 29, 2007	$19.22	$16.18	$17.73
September 28, 2007	$25.23	$17.29	$24.87
December 31, 2007	$28.21	$21.10	$22.13
March 31, 2008	$23.72	$16.38	$19.21
June 30, 2008	$24.12	$19.04	$21.70
September 30, 2008	$32.97	$21.38	$30.94
December 31, 2008	$34.54	$25.03	$31.59
March 31, 2009	$44.88	$30.90	$43.36
June 30, 2009	$44.41	$28.71	$35.65
September 30, 2009	$31.95	$24.29	$27.40
December 31, 2009	$27.52	$22.38	$26.10
March 31, 2010	$27.06	$20.62	$24.05
May 6, 2010*	$24.50	$17.13	$17.54

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MYGN

Initial price: $17.54

Protection level: 80.00%

Protection price: $14.03

Physical delivery amount: 57($1,000/Initial price)

Fractional shares: 0.012543

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-143

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-144

Navistar International Corporation

According to publicly available information, Navistar International Corporation (the “Company”) is a holding company whole principal operating subsidiaries are Navistar, Inc. and Navistar Financial Corporation. The Company is an international manufacturer of International brand commercial trucks, IC Bus, LLC brand buses, MaxxForce brand diesel engines, Workhorse Custom Chassis, LLC brand chassis for motor homes and step vans, Monaco RV, LLC recreational vehicles, Navistar Defense, LLC military vehicles, and a provider of service parts for all makes of trucks and trailers. The Company is a private-label designer and manufacturer of diesel engines for pickup truck, van, and sport utility vehicles. The Company also provides retail, wholesale, and lease financing of its trucks, and financing for its wholesale and retail accounts.

As of October 31, 2009, the Company’s backlog of unfilled truck orders was 26,100.

The linked share’s SEC file number is 001-09618.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$49.95	$33.25	$38.76
September 30, 2004	$38.90	$32.72	$37.19
December 31, 2004	$45.07	$33.23	$43.98
March 31, 2005	$44.41	$36.32	$36.40
June 30, 2005	$37.60	$28.30	$32.00
September 30, 2005	$35.29	$30.71	$32.43
December 30, 2005	$33.17	$25.55	$28.62
March 31, 2006	$30.09	$25.55	$27.58
June 30, 2006	$29.13	$23.28	$24.61
September 29, 2006	$26.73	$20.53	$25.82
December 29, 2006	$34.55	$25.30	$33.43
March 30, 2007	$48.26	$33.55	$45.38
June 29, 2007**	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	$73.49	$62.50	$65.82
September 30, 2008	$70.07	$49.46	$54.18
December 31, 2008	$53.91	$15.24	$21.38
March 31, 2009	$35.17	$21.58	$33.46
June 30, 2009	$48.74	$27.50	$43.60
September 30, 2009	$48.25	$36.42	$37.42
December 31, 2009	$41.17	$31.53	$38.65
March 31, 2010	$45.31	$36.10	$44.73
May 6, 2010*	$52.43	$44.00	$47.89

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.
**	In February 2007, the linked share was delisted from the New York Stock Exchange and then June 2008, the linked share was again listed on the New York Stock Exchange.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NAV

Initial price: $47.89

Protection level: 80.00%

Protection price: $38.31

Physical delivery amount: 20($1,000/Initial price)

Fractional shares: 0.881186

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-145

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-146

Nabors Industries Ltd.

According to publicly available information, Nabors Industries Ltd. (the “Company”) is an international land drilling contractor, with approximately 542 actively marketed land drilling rigs as of December 31, 2009. The Company conducts oil, gas and geothermal land drilling operations in the U.S. Lower 48 states, Alaska, Canada, South and Central America, the Middle East, the Far East and Africa

The Company was formed as a Bermuda-exempt company on December 11, 2001. Through predecessors and acquired entities, it has been continuously operating in the drilling sector since the early 1900s. The Company’s principal executive offices are located at Mintflower Place, 8 Par-La-Ville Road, Hamilton, HM08, Bermuda. Its phone number is (441) 292-1510.

The linked share’s SEC file number is 000-49887.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$39.94	$31.89	$37.88
March 31, 2006	$41.28	$31.37	$35.79
June 30, 2006	$40.71	$29.75	$33.79
September 29, 2006	$36.04	$28.35	$29.75
December 29, 2006	$34.62	$27.26	$29.78
March 30, 2007	$32.74	$27.68	$29.67
June 29, 2007	$36.42	$29.59	$33.38
September 28, 2007	$33.80	$27.05	$30.77
December 31, 2007	$31.23	$26.21	$27.39
March 31, 2008	$34.14	$23.61	$33.77
June 30, 2008	$50.57	$33.06	$49.23
September 30, 2008	$50.35	$22.51	$24.92
December 31, 2008	$24.52	$9.72	$11.97
March 31, 2009	$14.04	$8.25	$9.99
June 30, 2009	$19.78	$9.40	$15.58
September 30, 2009	$21.48	$13.78	$20.90
December 31, 2009	$24.07	$19.18	$21.89
March 31, 2010	$27.05	$18.74	$19.63
May 6, 2010*	$22.81	$17.49	$19.33

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NBR

Initial price: $19.33

Protection level: 75.00%

Protection price: $14.50

Physical delivery amount: 51($1,000/Initial price)

Fractional shares: 0.733057

Coupon: 9.75% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.13

FWP-147

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.875%		100.00%
+ 90%	4.875%		90.00%
+ 80%	4.875%		80.00%
+ 70%	4.875%		70.00%
+ 60%	4.875%		60.00%
+ 50%	4.875%		50.00%
+ 40%	4.875%		40.00%
+ 30%	4.875%		30.00%
+ 20%	4.875%		20.00%
+ 10%	4.875%		10.00%
+ 5%	4.875%		5.00%

0%	4.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.875%	-0.125%	-5.00%
- 10%	4.875%	-5.125%	-10.00%
- 20%	4.875%	-15.125%	-20.00%
- 30%	N/A	-25.125%	-30.00%
- 40%	N/A	-35.125%	-40.00%
- 50%	N/A	-45.125%	-50.00%
- 60%	N/A	-55.125%	-60.00%
- 70%	N/A	-65.125%	-70.00%
- 80%	N/A	-75.125%	-80.00%
- 90%	N/A	-85.125%	-90.00%
- 100%	N/A	-95.125%	-100.00%

FWP-148

Noble Corporation

According to publicly available information, Noble Corporation (the “Company”) is a provider of diversified services for the oil and gas industry. The Company performs contract drilling services with a fleet of 63 mobile offshore drilling units located in key markets worldwide. This fleet consists of 13 semisubmersibles, four dynamically positioned drillships, 43 jackups and three submersibles. The fleet count includes five units under construction, including one F&G JU-2000E premium jackup, one Globetrotter-class drillship, and three semisubmersibles. Approximately 87 percent of the fleet is currently deployed in international markets, principally including the Middle East, India, Mexico, the North Sea, Brazil, and West Africa.

The Company is a Cayman Islands exempted company limited by shares and became the successor to Noble Drilling Corporation, a Delaware corporation that was organized in 1939, as part of the internal corporate restructuring of Noble Drilling and its subsidiaries effective April 30, 2002.

The linked share’s SEC file number is 001-31306.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.85	$16.77	$18.95
September 30, 2004	$23.24	$17.66	$22.48
December 31, 2004	$25.27	$21.39	$24.87
March 31, 2005	$29.55	$23.52	$28.11
June 30, 2005	$32.30	$24.41	$30.76
September 30, 2005	$36.36	$29.93	$34.23
December 30, 2005	$37.82	$28.57	$35.27
March 31, 2006	$42.48	$34.53	$40.55
June 30, 2006	$43.08	$31.24	$37.21
September 29, 2006	$38.63	$30.46	$32.09
December 29, 2006	$41.16	$29.26	$38.08
March 30, 2007	$40.78	$33.81	$39.34
June 29, 2007	$49.41	$39.20	$48.76
September 28, 2007	$54.29	$43.48	$49.05
December 31, 2007	$57.63	$46.21	$56.51
March 31, 2008	$58.09	$40.41	$49.67
June 30, 2008	$68.77	$48.50	$64.96
September 30, 2008	$67.12	$39.89	$43.90
December 31, 2008	$43.57	$19.25	$22.09
March 31, 2009	$29.25	$20.03	$24.09
June 30, 2009	$37.50	$23.04	$30.25
September 30, 2009	$39.60	$27.56	$37.96
December 31, 2009	$45.08	$35.87	$40.70
March 31, 2010	$45.60	$38.50	$41.82
May 6, 2010*	$43.93	$35.32	$36.96

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NE

Initial price: $36.96

Protection level: 80.00%

Protection price: $29.57

Physical delivery amount: 27($1,000/Initial price)

Fractional shares: 0.056277

Coupon: 9.75% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.13

FWP-149

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.875%		100.00%
+ 90%	4.875%		90.00%
+ 80%	4.875%		80.00%
+ 70%	4.875%		70.00%
+ 60%	4.875%		60.00%
+ 50%	4.875%		50.00%
+ 40%	4.875%		40.00%
+ 30%	4.875%		30.00%
+ 20%	4.875%		20.00%
+ 10%	4.875%		10.00%
+ 5%	4.875%		5.00%

0%	4.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.875%	-0.125%	-5.00%
- 10%	4.875%	-5.125%	-10.00%
- 20%	4.875%	-15.125%	-20.00%
- 30%	N/A	-25.125%	-30.00%
- 40%	N/A	-35.125%	-40.00%
- 50%	N/A	-45.125%	-50.00%
- 60%	N/A	-55.125%	-60.00%
- 70%	N/A	-65.125%	-70.00%
- 80%	N/A	-75.125%	-80.00%
- 90%	N/A	-85.125%	-90.00%
- 100%	N/A	-95.125%	-100.00%

FWP-150

Netflix, Inc.

According to publicly available information, Netflix, Inc. (the “Company”) is an online movie rental subscription service providing approximately 12 million subscribers as of December 31, 2009. The Company offers nine subscription plans, starting at $4.99 a month. There are no due dates, no late fees and no shipping fees. Subscribers select titles at the Company’s website aided by its proprietary recommendation service, receive them on DVD by U.S. mail and return them to the Company at their convenience using its prepaid mailers. After a DVD has been returned, the Company mails the next available DVD in a subscriber’s queue.

The linked share’s SEC file number is 000-49802.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$38.62	$25.17	$35.95
September 30, 2004	$36.07	$13.85	$15.42
December 31, 2004	$19.60	$9.25	$12.33
March 31, 2005	$13.12	$8.91	$10.85
June 30, 2005	$19.27	$10.51	$16.41
September 30, 2005	$26.65	$16.00	$25.99
December 30, 2005	$30.25	$22.55	$27.06
March 31, 2006	$29.92	$23.09	$28.99
June 30, 2006	$33.12	$25.80	$27.21
September 29, 2006	$27.56	$18.14	$22.78
December 29, 2006	$30.00	$21.95	$25.86
March 30, 2007	$26.80	$20.30	$23.19
June 29, 2007	$25.99	$19.05	$19.39
September 28, 2007	$22.09	$15.62	$20.72
December 31, 2007	$29.14	$20.60	$26.62
March 31, 2008	$39.65	$20.38	$34.65
June 30, 2008	$40.90	$26.05	$26.07
September 30, 2008	$33.97	$26.40	$30.88
December 31, 2008	$30.66	$17.90	$29.89
March 31, 2009	$44.40	$28.78	$42.92
June 30, 2009	$50.24	$36.25	$41.34
September 30, 2009	$48.20	$37.93	$46.17
December 31, 2009	$61.65	$44.31	$55.14
March 31, 2010	$75.65	$48.52	$73.74
May 6, 2010*	$109.69	$73.62	$96.97

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NFLX

Initial price: $96.97

Protection level: 75.00%

Protection price: $72.73

Physical delivery amount: 10($1,000/Initial price)

Fractional shares: 0.312468

Coupon: 14.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.67

FWP-151

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.00%
+ 90%	7.00%		90.00%
+ 80%	7.00%		80.00%
+ 70%	7.00%		70.00%
+ 60%	7.00%		60.00%
+ 50%	7.00%		50.00%
+ 40%	7.00%		40.00%
+ 30%	7.00%		30.00%
+ 20%	7.00%		20.00%
+ 10%	7.00%		10.00%
+ 5%	7.00%		5.00%

0%	7.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-5.00%
- 10%	7.00%	-3.00%	-10.00%
- 20%	7.00%	-13.00%	-20.00%
- 30%	N/A	-23.00%	-30.00%
- 40%	N/A	-33.00%	-40.00%
- 50%	N/A	-43.00%	-50.00%
- 60%	N/A	-53.00%	-60.00%
- 70%	N/A	-63.00%	-70.00%
- 80%	N/A	-73.00%	-80.00%
- 90%	N/A	-83.00%	-90.00%
- 100%	N/A	-93.00%	-100.00%

FWP-152

National Oilwell Varco, Inc.

According to publicly available information, National Oilwell Varco, Inc. (the “Company”) is a leading worldwide provider of equipment and components used in oil and gas drilling and production operations, oilfield services, and supply chain integration services to the upstream oil and gas industry. The Company conducts operations in over 800 locations across six continents. As

The Company’s principal executive offices are located at 7909 Parkwood Circle Drive, Houston, Texas 77036.

The linked share’s SEC file number is: 01-12317.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.87	$12.71	$15.75
September 30, 2004	$17.24	$13.97	$16.43
December 31, 2004	$18.69	$15.78	$17.65
March 31, 2005	$25.25	$16.54	$23.35
June 30, 2005	$24.60	$19.64	$23.77
September 30, 2005	$34.01	$23.12	$32.90
December 30, 2005	$33.70	$26.71	$31.35
March 31, 2006	$38.80	$27.89	$32.06
June 30, 2006	$36.50	$28.17	$31.66
September 29, 2006	$34.32	$27.44	$29.28
December 29, 2006	$34.30	$25.81	$30.59
March 30, 2007	$39.64	$26.88	$38.90
June 29, 2007	$54.79	$38.28	$52.12
September 28, 2007	$74.94	$48.91	$72.25
December 31, 2007	$82.00	$61.06	$73.46
March 31, 2008	$77.83	$49.46	$58.38
June 30, 2008	$92.37	$56.80	$88.72
September 30, 2008	$92.70	$42.78	$50.23
December 31, 2008	$49.27	$17.60	$24.44
March 31, 2009	$34.47	$22.19	$28.71
June 30, 2009	$40.69	$27.52	$32.66
September 30, 2009	$44.57	$28.77	$43.13
December 31, 2009	$50.16	$40.12	$44.09
March 31, 2010	$47.87	$39.40	$40.58
May 6, 2010*	$46.87	$37.76	$41.02

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NOV

Initial price: $41.02

Protection level: 80.00%

Protection price: $32.82

Physical delivery amount: 24($1,000/Initial price)

Fractional shares: 0.378352

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 3.04% per annum

Coupon amount monthly: $7.50

FWP-153

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		101.52%
+ 90%	4.50%		91.52%
+ 80%	4.50%		81.52%
+ 70%	4.50%		71.52%
+ 60%	4.50%		61.52%
+ 50%	4.50%		51.52%
+ 40%	4.50%		41.52%
+ 30%	4.50%		31.52%
+ 20%	4.50%		21.52%
+ 10%	4.50%		11.52%
+ 5%	4.50%		6.52%

0%	4.50%		1.52%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-3.48%
- 10%	4.50%	-5.50%	-8.48%
- 20%	4.50%	-15.50%	-18.48%
- 30%	N/A	-25.50%	-28.48%
- 40%	N/A	-35.50%	-38.48%
- 50%	N/A	-45.50%	-48.48%
- 60%	N/A	-55.50%	-58.48%
- 70%	N/A	-65.50%	-68.48%
- 80%	N/A	-75.50%	-78.48%
- 90%	N/A	-85.50%	-88.48%
- 100%	N/A	-95.50%	-98.48%

FWP-154

NVIDIA Corporation

According to publicly available information, NVIDIA Corporation (the “Company”) engages in developing programmable graphics processor technologies. As of December 31, 2009, the Company’s products are designed to generate realistic, interactive graphics on consumer and professional computing devices. The Company serves the entertainment and consumer market with its GeForce products, the professional design and visualization market with its Quadro products, and the high-performance computing market with its Tesla products. The Company has four major product-line operating segments: the GPU Business, the professional solutions business, or PSB, the media and communications processor, or MCP, business, and the consumer products business, or CPB.

The Company was incorporated in California in April 1993 and reincorporated in Delaware in April 1998. Its headquarter facilities are in Santa Clara, California. Its Internet address is www.nvidia.com.

The linked share’s SEC file number is 000-23985.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.12	$6.43	$6.83
September 30, 2004	$6.91	$3.10	$4.84
December 31, 2004	$8.32	$4.36	$7.85
March 31, 2005	$9.86	$6.82	$7.92
June 30, 2005	$9.80	$6.97	$8.91
September 30, 2005	$11.53	$8.48	$11.43
December 30, 2005	$12.83	$10.17	$12.19
March 31, 2006	$19.41	$12.22	$19.09
June 30, 2006	$21.25	$12.75	$14.19
September 29, 2006	$20.83	$11.45	$19.73
December 29, 2006	$25.97	$18.45	$24.67
March 30, 2007	$25.01	$18.69	$19.19
June 29, 2007	$29.25	$18.85	$27.54
September 28, 2007	$37.20	$27.00	$36.24
December 31, 2007	$39.67	$29.11	$34.02
March 31, 2008	$34.14	$17.31	$19.79
June 30, 2008	$25.35	$17.61	$18.72
September 30, 2008	$18.78	$8.81	$10.71
December 31, 2008	$10.74	$5.75	$8.07
March 31, 2009	$10.70	$7.09	$9.86
June 30, 2009	$12.39	$8.33	$11.29
September 30, 2009	$16.57	$9.72	$15.03
December 31, 2009	$18.94	$11.56	$18.68
March 31, 2010	$18.95	$15.15	$17.38
May 6, 2010*	$18.12	$13.05	$14.20

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NVDA

Initial price: $14.20

Protection level: 80.00%

Protection price: $11.36

Physical delivery amount: 70($1,000/Initial price)

Fractional shares: 0.422535

Coupon: 10.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-155

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-156

OfficeMax Incorporated

According to publicly available information, OfficeMax Incorporated (the “Company”) provides office supplies and paper, print and document services, technology products and solutions and office furniture to large, medium and small businesses, government offices and consumers. As of December 31, 2009, the Company has approximately 31,000 employees.

The linked share’s SEC file number is 001-05057.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$38.01	$32.29	$37.64
September 30, 2004	$37.75	$30.14	$33.28
December 31, 2004	$35.20	$28.58	$31.38
March 31, 2005	$34.84	$27.84	$33.50
June 30, 2005	$34.12	$28.71	$29.77
September 30, 2005	$33.60	$27.11	$31.67
December 30, 2005	$31.74	$24.22	$25.36
March 31, 2006	$31.73	$24.72	$30.17
June 30, 2006	$44.73	$30.42	$40.75
September 29, 2006	$45.38	$38.78	$40.74
December 29, 2006	$51.80	$40.26	$49.65
March 30, 2007	$55.40	$47.87	$52.74
June 29, 2007	$54.38	$38.64	$39.30
September 28, 2007	$40.16	$30.96	$34.27
December 31, 2007	$34.83	$20.30	$20.66
March 31, 2008	$25.21	$17.12	$19.14
June 30, 2008	$22.15	$13.41	$13.90
September 30, 2008	$16.23	$8.19	$8.89
December 31, 2008	$9.48	$3.00	$7.64
March 31, 2009	$8.44	$1.86	$3.12
June 30, 2009	$9.49	$2.88	$6.28
September 30, 2009	$13.90	$4.81	$12.58
December 31, 2009	$14.50	$9.58	$12.69
March 31, 2010	$17.34	$12.60	$16.42
May 6, 2010*	$19.42	$14.90	$17.56

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: OMX

Initial price: $17.56

Protection level: 75.00%

Protection price: $13.17

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.947608

Coupon: 15.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $12.50

FWP-157

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.50%		100.00%
+ 90%	7.50%		90.00%
+ 80%	7.50%		80.00%
+ 70%	7.50%		70.00%
+ 60%	7.50%		60.00%
+ 50%	7.50%		50.00%
+ 40%	7.50%		40.00%
+ 30%	7.50%		30.00%
+ 20%	7.50%		20.00%
+ 10%	7.50%		10.00%
+ 5%	7.50%		5.00%

0%	7.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.50%	2.50%	-5.00%
- 10%	7.50%	-2.50%	-10.00%
- 20%	7.50%	-12.50%	-20.00%
- 30%	N/A	-22.50%	-30.00%
- 40%	N/A	-32.50%	-40.00%
- 50%	N/A	-42.50%	-50.00%
- 60%	N/A	-52.50%	-60.00%
- 70%	N/A	-62.50%	-70.00%
- 80%	N/A	-72.50%	-80.00%
- 90%	N/A	-82.50%	-90.00%
- 100%	N/A	-92.50%	-100.00%

FWP-158

priceline.com Incorporated

According to publicly available information, princeline.com Incorporated (the “Company”) is a global online travel company that offers its customers a broad range of travel services, including hotel rooms, car rentals, airline tickets, vacation packages, cruises and destination services.

As of December 31, 2009, the Company offers its customers hotel room reservations in over 90 countries and 32 languages.

The linked share’s SEC file number is 000-25581.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$29.50	$22.27	$26.93
September 30, 2004	$26.95	$17.42	$22.17
December 31, 2004	$26.15	$19.65	$23.59
March 31, 2005	$27.08	$20.51	$25.20
June 30, 2005	$26.98	$22.22	$23.33
September 30, 2005	$25.29	$18.57	$19.32
December 30, 2005	$25.03	$18.20	$22.32
March 31, 2006	$24.98	$21.06	$24.84
June 30, 2006	$32.66	$23.72	$29.86
September 29, 2006	$37.16	$25.63	$36.79
December 29, 2006	$44.28	$36.51	$43.61
March 30, 2007	$56.10	$41.80	$53.26
June 29, 2007	$69.39	$53.33	$68.74
September 28, 2007	$91.95	$59.50	$88.75
December 31, 2007	$120.67	$79.15	$114.86
March 31, 2008	$131.69	$86.68	$120.86
June 30, 2008	$144.30	$114.39	$115.46
September 30, 2008	$119.20	$62.66	$68.43
December 31, 2008	$74.11	$45.15	$73.65
March 31, 2009	$88.89	$64.97	$78.78
June 30, 2009	$119.14	$78.08	$111.55
September 30, 2009	$170.33	$102.32	$165.82
December 31, 2009	$231.42	$154.28	$218.50
March 31, 2010	$262.55	$192.72	$255.00
May 6, 2010*	$273.87	$202.96	$233.10

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PCLN

Initial price: $233.10

Protection level: 80.00%

Protection price: $186.48

Physical delivery amount: 4($1,000/Initial price)

Fractional shares: 0.290004

Coupon: 11.75% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.79

FWP-159

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.875%		100.00%
+ 90%	5.875%		90.00%
+ 80%	5.875%		80.00%
+ 70%	5.875%		70.00%
+ 60%	5.875%		60.00%
+ 50%	5.875%		50.00%
+ 40%	5.875%		40.00%
+ 30%	5.875%		30.00%
+ 20%	5.875%		20.00%
+ 10%	5.875%		10.00%
+ 5%	5.875%		5.00%

0%	5.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.875%	0.875%	-5.00%
- 10%	5.875%	-4.125%	-10.00%
- 20%	5.875%	-14.125%	-20.00%
- 30%	N/A	-24.125%	-30.00%
- 40%	N/A	-34.125%	-40.00%
- 50%	N/A	-44.125%	-50.00%
- 60%	N/A	-54.125%	-60.00%
- 70%	N/A	-64.125%	-70.00%
- 80%	N/A	-74.125%	-80.00%
- 90%	N/A	-84.125%	-90.00%
- 100%	N/A	-94.125%	-100.00%

FWP-160

Principal Financial Group, Inc.

According to publicly available information, Principal Financial Group, Inc. (the “Company”) is a provider of retirement savings, investment and insurance products and services with $284.7 billion in assets under management and approximately 18.9 million customers worldwide as of December 31, 2009.

The Company’s U.S. and international operations concentrate primarily on asset accumulation and asset management. The Company offers a broad range of individual and group life insurance, group health insurance, individual and group disability insurance and group dental and vision insurance.

The linked share’s SEC file number is 001-16725.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.49	$32.09	$34.78
September 30, 2004	$36.55	$32.01	$35.97
December 31, 2004	$41.26	$34.20	$40.94
March 31, 2005	$41.96	$37.61	$38.49
June 30, 2005	$42.30	$36.80	$41.90
September 30, 2005	$48.37	$41.80	$47.37
December 30, 2005	$52.00	$45.81	$47.43
March 31, 2006	$50.72	$45.91	$48.80
June 30, 2006	$55.93	$48.51	$55.65
September 29, 2006	$56.47	$52.62	$54.28
December 29, 2006	$59.40	$53.75	$58.70
March 30, 2007	$64.17	$57.87	$59.87
June 29, 2007	$64.34	$56.56	$58.29
September 28, 2007	$63.24	$51.52	$63.09
December 31, 2007	$70.83	$60.55	$68.84
March 31, 2008	$68.89	$47.23	$55.72
June 30, 2008	$59.53	$41.90	$41.97
September 30, 2008	$51.95	$34.80	$43.49
December 31, 2008	$44.01	$8.79	$22.57
March 31, 2009	$24.76	$5.41	$8.18
June 30, 2009	$24.90	$7.74	$18.84
September 30, 2009	$30.86	$16.77	$27.39
December 31, 2009	$30.06	$22.20	$24.04
March 31, 2010	$29.61	$20.89	$29.21
May 6, 2010*	$31.41	$26.03	$28.34

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PFG

Initial price: $28.34

Protection level: 80.00%

Protection price: $22.67

Physical delivery amount: 35($1,000/Initial price)

Fractional shares: 0.285815

Coupon: 13.50% per annum

Maturity: November 30, 2010

Dividend yield: 1.78% per annum

Coupon amount monthly: $11.25

FWP-161

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.75%		100.89%
+ 90%	6.75%		90.89%
+ 80%	6.75%		80.89%
+ 70%	6.75%		70.89%
+ 60%	6.75%		60.89%
+ 50%	6.75%		50.89%
+ 40%	6.75%		40.89%
+ 30%	6.75%		30.89%
+ 20%	6.75%		20.89%
+ 10%	6.75%		10.89%
+ 5%	6.75%		5.89%

0%	6.75%		0.89%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.75%	1.75%	-4.11%
- 10%	6.75%	-3.25%	-9.11%
- 20%	6.75%	-13.25%	-19.11%
- 30%	N/A	-23.25%	-29.11%
- 40%	N/A	-33.25%	-39.11%
- 50%	N/A	-43.25%	-49.11%
- 60%	N/A	-53.25%	-59.11%
- 70%	N/A	-63.25%	-69.11%
- 80%	N/A	-73.25%	-79.11%
- 90%	N/A	-83.25%	-89.11%
- 100%	N/A	-93.25%	-99.11%

FWP-162

Potash Corporation of Saskatchewan Inc.

According to publicly available information, Potash Corporation of Saskatchewan Inc. (the “Company”) is an integrated fertilizer and related industrial and feed products company. The Company is the largest producer of potash worldwide by capacity. Its potash is produced from six mines in Saskatchewan and one mine in New Brunswick. Of these mines, the Company own and operate five in Saskatchewan and the one in New Brunswick. The Company produces potash using both conventional and solution mining methods. In conventional operations, shafts are sunk to the ore body and mining machines cut out the ore, which is lifted to the surface for processing.

The Company is an integrated fertilizer and related industrial and feed products company. In 2009, the Company estimates its potash operations represented 11% of global production and 20% of global potash capacity. In 2009, the Company estimates its phosphate operations produced 4% of world phosphoric acid production. In 2009, the Company estimates its nitrogen operations produced 2% of the world’s ammonia production.

The Company is a corporation organized under the laws of Canada.

The linked share’s SEC file number is 001-10351.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$16.17	$13.15	$16.15
September 30, 2004	$21.42	$15.26	$21.39
December 31, 2004	$28.00	$20.22	$27.69
March 31, 2005	$30.67	$24.31	$29.17
June 30, 2005	$35.56	$26.50	$31.86
September 30, 2005	$38.38	$30.95	$31.11
December 30, 2005	$31.11	$24.26	$26.74
March 31, 2006	$33.03	$26.21	$29.36
June 30, 2006	$35.46	$26.29	$28.66
September 29, 2006	$35.49	$27.34	$34.73
December 29, 2006	$49.06	$33.83	$47.83
March 30, 2007	$56.35	$44.05	$53.31
June 29, 2007	$80.85	$52.82	$77.97
September 28, 2007	$109.38	$71.50	$105.70
December 31, 2007	$151.80	$97.62	$143.96
March 31, 2008	$166.40	$105.52	$155.21
June 30, 2008	$241.62	$150.46	$228.57
September 30, 2008	$229.95	$126.50	$132.01
December 31, 2008	$133.44	$47.54	$73.22
March 31, 2009	$95.46	$63.65	$80.81
June 30, 2009	$121.34	$77.19	$93.05
September 30, 2009	$102.28	$80.90	$90.34
December 31, 2009	$123.93	$83.76	$108.50
March 31, 2010	$128.42	$98.27	$119.35
May 6, 2010*	$119.98	$95.58	$100.37

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: POT

Initial price: $100.37

Protection level: 80.00%

Protection price: $80.30

Physical delivery amount: 9($1,000/Initial price)

Fractional shares: 0.963136

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.40% per annum

Coupon amount monthly: $7.92

FWP-163

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.20%
+ 90%	4.75%		90.20%
+ 80%	4.75%		80.20%
+ 70%	4.75%		70.20%
+ 60%	4.75%		60.20%
+ 50%	4.75%		50.20%
+ 40%	4.75%		40.20%
+ 30%	4.75%		30.20%
+ 20%	4.75%		20.20%
+ 10%	4.75%		10.20%
+ 5%	4.75%		5.20%

0%	4.75%		0.20%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.80%
- 10%	4.75%	-5.25%	-9.80%
- 20%	4.75%	-15.25%	-19.80%
- 30%	N/A	-25.25%	-29.80%
- 40%	N/A	-35.25%	-39.80%
- 50%	N/A	-45.25%	-49.80%
- 60%	N/A	-55.25%	-59.80%
- 70%	N/A	-65.25%	-69.80%
- 80%	N/A	-75.25%	-79.80%
- 90%	N/A	-85.25%	-89.80%
- 100%	N/A	-95.25%	-99.80%

FWP-164

PAREXEL International Corporation

According to publicly available information, PAREXEL International Corporation is a leading biopharmaceutical services company, providing a broad range of expertise in clinical research, medical communications services, consulting, and informatics and advanced technology products and services to the worldwide pharmaceutical, biotechnology, and medical device industries. The Company’s primary objective is to provide solutions for managing the biopharmaceutical product lifecycle with the goal of reducing the time, risk and cost associated with the development and commercialization of new therapies.

As of June 30, 2009, the Company had over 9,275 full-time equivalent employees.

The linked share’s SEC file number is 000-21244.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.50	$8.62	$9.90
September 30, 2004	$10.21	$9.05	$9.80
December 31, 2004	$10.69	$8.86	$10.15
March 31, 2005	$12.52	$9.54	$11.75
June 30, 2005	$12.22	$8.56	$9.93
September 30, 2005	$10.31	$9.43	$10.05
December 30, 2005	$11.00	$9.44	$10.13
March 31, 2006	$13.80	$9.63	$13.22
June 30, 2006	$15.42	$11.78	$14.43
September 29, 2006	$18.84	$13.38	$16.55
December 29, 2006	$17.76	$13.68	$14.49
March 30, 2007	$18.05	$14.00	$17.99
June 29, 2007	$21.30	$17.82	$21.03
September 28, 2007	$22.73	$19.22	$20.64
December 31, 2007	$26.05	$20.64	$24.15
March 31, 2008	$29.76	$23.63	$26.10
June 30, 2008	$27.65	$22.18	$26.31
September 30, 2008	$36.09	$24.70	$28.66
December 31, 2008	$28.70	$6.11	$9.71
March 31, 2009	$11.79	$7.20	$9.73
June 30, 2009	$14.87	$7.77	$14.38
September 30, 2009	$16.62	$11.54	$13.59
December 31, 2009	$14.64	$11.78	$14.10
March 31, 2010	$24.13	$14.19	$23.31
May 6, 2010*	$25.63	$21.95	$22.70

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PRXL

Initial price: $22.70

Protection level: 75.00%

Protection price: $17.03

Physical delivery amount: 44($1,000/Initial price)

Fractional shares: 0.052863

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-165

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-166

Patterson-UTI Energy, Inc.

According to publicly available information, Patterson-UTI Energy, Inc. (the “Company”) is an operator of land-based drilling rigs in North America. The Company was formed in 1978 and reincorporated in 1993 as a Delaware corporation. The Company’s contract drilling business operates primarily in: Texas, New Mexico, Oklahoma, Arkansas, Louisiana, Mississippi, Colorado, Utah, Wyoming, Montana, North Dakota, South Dakota, and Western Canada (Alberta, British Columbia and Saskatchewan).

As of December 31, 2009, we had a drilling fleet that consisted of 341 marketable land-based drilling rigs. The Company also has an inventory of drilling rig components and equipment which may be used in the activation of additional drilling rigs or as replacement parts for marketable rigs.

The Company provides pressure pumping services to oil and natural gas operators primarily in the Appalachian Basin. The Company is also engaged in the development, exploration, acquisition and production of oil and natural gas. Its oil and natural gas operations are focused primarily in producing regions of West and South Texas, Southeastern New Mexico, Utah and Mississippi.

The linked share’s SEC file number is 0-22664.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.56	$14.53	$16.71
September 30, 2004	$19.88	$15.69	$19.07
December 31, 2004	$20.45	$17.85	$19.45
March 31, 2005	$26.66	$17.15	$25.02
June 30, 2005	$29.33	$22.39	$27.83
September 30, 2005	$36.78	$27.79	$36.08
December 30, 2005	$36.72	$28.46	$32.95
March 31, 2006	$38.48	$25.61	$31.96
June 30, 2006	$35.65	$25.24	$28.31
September 29, 2006	$29.11	$21.85	$23.76
December 29, 2006	$28.21	$20.83	$23.23
March 30, 2007	$24.89	$21.13	$22.44
June 29, 2007	$27.66	$22.18	$26.21
September 28, 2007	$26.48	$20.80	$22.57
December 31, 2007	$23.21	$18.44	$19.52
March 31, 2008	$26.38	$17.40	$26.18
June 30, 2008	$36.39	$25.71	$36.04
September 30, 2008	$37.45	$17.85	$20.02
December 31, 2008	$19.64	$8.65	$11.51
March 31, 2009	$13.50	$7.49	$8.96
June 30, 2009	$15.94	$8.56	$12.86
September 30, 2009	$15.98	$11.38	$15.10
December 31, 2009	$18.07	$14.20	$15.35
March 31, 2010	$18.67	$13.19	$13.97
May 6, 2010*	$16.15	$12.76	$13.83

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PTEN

Initial price: $13.83

Protection level: 80.00%

Protection price: $11.06

Physical delivery amount: 72($1,000/Initial price)

Fractional shares: 0.306580

Coupon: 10.75% per annum

Maturity: November 30, 2010

Dividend yield: 1.48% per annum

Coupon amount monthly: $8.96

FWP-167

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.375%		100.74%
+ 90%	5.375%		90.74%
+ 80%	5.375%		80.74%
+ 70%	5.375%		70.74%
+ 60%	5.375%		60.74%
+ 50%	5.375%		50.74%
+ 40%	5.375%		40.74%
+ 30%	5.375%		30.74%
+ 20%	5.375%		20.74%
+ 10%	5.375%		10.74%
+ 5%	5.375%		5.74%

0%	5.375%		0.74%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.375%	0.375%	-4.26%
- 10%	5.375%	-4.625%	-9.26%
- 20%	5.375%	-14.625%	-19.26%
- 30%	N/A	-24.625%	-29.26%
- 40%	N/A	-34.625%	-39.26%
- 50%	N/A	-44.625%	-49.26%
- 60%	N/A	-54.625%	-59.26%
- 70%	N/A	-64.625%	-69.26%
- 80%	N/A	-74.625%	-79.26%
- 90%	N/A	-84.625%	-89.26%
- 100%	N/A	-94.625%	-99.26%

FWP-168

Plains Exploration & Production Company

According to publicly available information, Plains Exploration & Production Company (the “Company”) an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas properties primarily in the United States.

As of December 31, 2009, the Company had estimated proved reserves of 359.5 million barrels of oil equivalent, of which 60% was comprised of oil and 64% was proved developed. As of December 31, 2009, and based on year-end 2009 reference prices as adjusted for location and quality differentials, the Company’s reserves had a standardized measure of $2.2 billion.

The linked share’s SEC file number is: 001-31470.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$20.79	$16.80	$18.35
September 30, 2004	$24.12	$18.17	$23.86
December 31, 2004	$28.40	$23.54	$26.00
March 31, 2005	$39.25	$24.00	$34.90
June 30, 2005	$37.66	$28.02	$35.53
September 30, 2005	$44.60	$34.47	$42.82
December 30, 2005	$46.66	$35.20	$39.73
March 31, 2006	$46.90	$36.58	$38.64
June 30, 2006	$42.54	$31.45	$40.54
September 29, 2006	$47.00	$39.72	$42.91
December 29, 2006	$49.37	$40.20	$47.53
March 30, 2007	$49.37	$43.00	$45.14
June 29, 2007	$54.30	$42.38	$47.81
September 28, 2007	$51.76	$35.31	$44.22
December 31, 2007	$56.48	$43.91	$54.00
March 31, 2008	$57.00	$40.73	$53.14
June 30, 2008	$79.86	$52.30	$72.97
September 30, 2008	$76.50	$30.64	$35.16
December 31, 2008	$35.05	$15.52	$23.24
March 31, 2009	$27.16	$15.25	$17.23
June 30, 2009	$32.87	$16.40	$27.36
September 30, 2009	$32.29	$23.49	$27.66
December 31, 2009	$31.60	$24.44	$27.66
March 31, 2010	$36.60	$28.12	$29.99
May 6, 2010*	$35.21	$23.92	$25.41

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PXP

Initial price: $25.41

Protection level: 75.00%

Protection price: $19.06

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.354585

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-169

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-170

The Royal Bank of Scotland Group plc

According to publicly available information, The Royal Bank of Scotland Group plc (the “Company”) is the holding company of a large global banking and financial services group. The Company is headquartered in Edinburgh and operates in the United Kingdom, the United States and internationally through its subsidiaries. In the United States, the Group’s subsidiary Citizens is a large commercial banking organisation. The Company has a large and diversified customer base and provides a wide range of products and services to personal, commercial and large corporate and institutional customers.

The SEC file number of the linked share (American depositary share) is 01-10306.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	$224.39	$161.37	$174.63
March 31, 2008	$176.59	$119.41	$132.29
June 30, 2008	$152.20	$81.56	$83.71
September 30, 2008	$95.61	$53.40	$64.00
December 31, 2008	$68.20	$12.03	$15.29
March 31, 2009	$16.74	$2.86	$7.08
June 30, 2009	$15.04	$7.10	$12.77
September 30, 2009	$19.03	$11.10	$16.97
December 31, 2009	$16.56	$9.08	$9.39
March 31, 2010	$13.78	$9.72	$13.24
May 6, 2010*	$18.00	$13.00	$13.85

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RBS

Initial price: $13.85

Protection level: 75.00%

Protection price: $10.39

Physical delivery amount: 72($1,000/Initial price)

Fractional shares: 0.202166

Coupon: 12.75% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.63

FWP-171

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.375%		100.00%
+ 90%	6.375%		90.00%
+ 80%	6.375%		80.00%
+ 70%	6.375%		70.00%
+ 60%	6.375%		60.00%
+ 50%	6.375%		50.00%
+ 40%	6.375%		40.00%
+ 30%	6.375%		30.00%
+ 20%	6.375%		20.00%
+ 10%	6.375%		10.00%
+ 5%	6.375%		5.00%

0%	6.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.375%	1.375%	-5.00%
- 10%	6.375%	-3.625%	-10.00%
- 20%	6.375%	-13.625%	-20.00%
- 30%	N/A	-23.625%	-30.00%
- 40%	N/A	-33.625%	-40.00%
- 50%	N/A	-43.625%	-50.00%
- 60%	N/A	-53.625%	-60.00%
- 70%	N/A	-63.625%	-70.00%
- 80%	N/A	-73.625%	-80.00%
- 90%	N/A	-83.625%	-90.00%
- 100%	N/A	-93.625%	-100.00%

FWP-172

Royal Caribbean Cruises Ltd.

According to publicly available information, Royal Caribbean Cruises Ltd. (the “Company”) is a cruise company that operates 38 ships in the cruise vacation industry with approximately 84,050 berths as of December 31, 2009. The Company serves numerous cruise markets throughout the world. The selection of worldwide itineraries range from 2 to 17 nights that call on approximately 400 destinations.

The linked share’s SEC file number is 001-11884.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$45.99	$37.85	$43.41
September 30, 2004	$44.95	$39.10	$43.60
December 31, 2004	$55.47	$43.64	$54.44
March 31, 2005	$55.23	$43.05	$44.69
June 30, 2005	$49.00	$40.72	$48.36
September 30, 2005	$49.47	$41.56	$43.20
December 30, 2005	$47.35	$38.59	$45.06
March 31, 2006	$46.77	$40.59	$42.02
June 30, 2006	$43.85	$35.01	$38.25
September 29, 2006	$39.28	$32.49	$38.81
December 29, 2006	$43.97	$38.09	$41.38
March 30, 2007	$46.36	$38.97	$42.16
June 29, 2007	$45.16	$40.57	$42.98
September 28, 2007	$42.95	$33.89	$39.03
December 31, 2007	$43.96	$37.37	$42.44
March 31, 2008	$42.54	$30.22	$32.90
June 30, 2008	$35.98	$22.17	$22.47
September 30, 2008	$30.33	$19.04	$20.75
December 31, 2008	$21.34	$5.97	$13.75
March 31, 2009	$15.49	$5.40	$8.01
June 30, 2009	$17.62	$7.75	$13.54
September 30, 2009	$24.99	$11.80	$24.08
December 31, 2009	$27.39	$18.95	$25.28
March 31, 2010	$33.93	$24.14	$32.99
May 6, 2010*	$38.12	$28.65	$30.80

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RCL

Initial price: $30.80

Protection level: 70.00%

Protection price: $21.56

Physical delivery amount: 32($1,000/Initial price)

Fractional shares: 0.467532

Coupon: 13.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.25

FWP-173

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.75%		100.00%
+ 90%	6.75%		90.00%
+ 80%	6.75%		80.00%
+ 70%	6.75%		70.00%
+ 60%	6.75%		60.00%
+ 50%	6.75%		50.00%
+ 40%	6.75%		40.00%
+ 30%	6.75%		30.00%
+ 20%	6.75%		20.00%
+ 10%	6.75%		10.00%
+ 5%	6.75%		5.00%

0%	6.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.75%	1.75%	-5.00%
- 10%	6.75%	-3.25%	-10.00%
- 20%	6.75%	-13.25%	-20.00%
- 30%	6.75%	-23.25%	-30.00%
- 40%	N/A	-33.25%	-40.00%
- 50%	N/A	-43.25%	-50.00%
- 60%	N/A	-53.25%	-60.00%
- 70%	N/A	-63.25%	-70.00%
- 80%	N/A	-73.25%	-80.00%
- 90%	N/A	-83.25%	-90.00%
- 100%	N/A	-93.25%	-100.00%

FWP-174

Rowan Companies, Inc.

According to publicly available information, Rowan Companies, Inc. (the “Company”) is a provider of international and domestic contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries. The Company provides contract drilling services utilizing a fleet of 22 self-elevating mobile offshore drilling platforms and 31 deep-well land drilling rigs. The Company’s drilling operations are conducted primarily in the Gulf of Mexico, the Middle East, the North Sea, Trinidad, offshore eastern Canada and, beginning in 2009, offshore West Africa, and onshore in the United States. During 2009, drilling operations generated revenues of $1,214.9 million and income from operations of $472.1 million.

The linked share’s SEC file number is 001-05491.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$24.70	$20.44	$24.33
September 30, 2004	$27.05	$21.71	$26.40
December 31, 2004	$27.26	$23.20	$25.90
March 31, 2005	$33.04	$24.57	$29.93
June 30, 2005	$31.57	$24.53	$29.71
September 30, 2005	$38.10	$29.01	$35.49
December 30, 2005	$39.25	$28.87	$35.64
March 31, 2006	$45.57	$36.16	$43.96
June 30, 2006	$48.11	$33.14	$35.59
September 29, 2006	$36.76	$29.76	$31.63
December 29, 2006	$37.55	$29.03	$33.20
March 30, 2007	$33.77	$29.48	$32.47
June 29, 2007	$41.59	$32.56	$40.98
September 28, 2007	$46.16	$34.10	$36.58
December 31, 2007	$41.30	$34.79	$39.46
March 31, 2008	$42.49	$31.35	$41.18
June 30, 2008	$47.94	$36.90	$46.75
September 30, 2008	$47.00	$27.53	$30.55
December 31, 2008	$30.15	$12.00	$15.90
March 31, 2009	$18.51	$10.29	$11.97
June 30, 2009	$23.90	$11.43	$19.32
September 30, 2009	$24.31	$16.97	$23.07
December 31, 2009	$27.53	$21.43	$22.64
March 31, 2010	$29.40	$21.21	$29.11
May 6, 2010*	$32.82	$25.80	$27.69

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RDC

Initial price: $27.69

Protection level: 80.00%

Protection price: $22.15

Physical delivery amount: 36($1,000/Initial price)

Fractional shares: 0.114121

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-175

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-176

Rambus Inc.

According to publicly available information, Rambus Inc. (the “Company”), designs, develops and licenses chip interface technologies and architectures that are foundational to nearly all digital electronics products. The Company’s chip interface technologies are designed to improve the performance, power efficiency, time-to-market and cost-effectiveness of there customers’ semiconductor and system products for computing, gaming and graphics, consumer electronics and mobile applications.

As of December 31, 2009, the Company’s chip interface technologies are covered by more than 950 U.S. and foreign patents. Additionally, the Company has approximately 600 patent applications pending. These patents and patent applications cover important inventions in memory and logic chip interfaces, in addition to other technologies. The Company believes that our chip interface technologies provide there customers a means to achieve higher performance, improved power efficiency, lower risk, and greater cost-effectiveness in their semiconductor and system products.

The Company was founded in 1990 and reincorporated in Delaware in March 1997. The Company’s principal executive offices are located at 4440 El Camino Real, Los Altos, California. The Company Internet address is www.rambus.com.

The linked share’s SEC file number is 0-22339.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$29.69	$15.57	$17.77
September 30, 2004	$18.25	$12.37	$15.69
December 31, 2004	$27.85	$14.87	$23.00
March 31, 2005	$23.79	$12.95	$15.07
June 30, 2005	$16.13	$13.16	$13.38
September 30, 2005	$14.65	$10.22	$12.10
December 30, 2005	$17.98	$10.75	$16.19
March 31, 2006	$40.22	$17.50	$39.34
June 30, 2006	$46.98	$19.79	$22.81
September 29, 2006	$25.38	$10.25	$17.44
December 29, 2006	$23.83	$15.87	$18.93
March 30, 2007	$23.95	$17.32	$21.25
June 29, 2007	$22.00	$17.69	$17.98
September 28, 2007	$19.60	$12.05	$19.11
December 31, 2007	$22.20	$17.64	$20.94
March 31, 2008	$26.41	$14.64	$23.31
June 30, 2008	$24.85	$18.61	$19.07
September 30, 2008	$18.90	$12.29	$12.85
December 31, 2008	$16.59	$4.95	$15.92
March 31, 2009	$18.70	$5.99	$9.46
June 30, 2009	$19.64	$9.07	$15.49
September 30, 2009	$19.93	$14.33	$17.40
December 31, 2009	$25.54	$15.54	$24.40
March 31, 2010	$25.95	$19.98	$21.85
May 6, 2010*	$25.42	$21.03	$22.81

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RMBS

Initial price: $22.81

Protection level: 65.00%

Protection price: $14.83

Physical delivery amount: 43($1,000/Initial price)

Fractional shares: 0.840421

Coupon: 20.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $16.67

FWP-177

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	10.00%	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

FWP-178

Range Resources Corporation

According to publicly available information, Range Resources Corporation (the “Company”) is a Fort Worth, Texas-based independent natural gas company, engaged in the exploration, development and acquisition of primarily natural gas properties, mostly in the Southwestern and Appalachian regions of the United States. As of December 31, 2009, the Company had 3.1 Tcfe of proved reserves, 84% natural gas, 55% proved developed, 79% operated and a reserve life of 18.6 years.

The linked share’s SEC file number is 001-12209.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.75	$7.19	$9.73
September 30, 2004	$11.79	$9.03	$11.66
December 31, 2004	$14.43	$9.97	$13.64
March 31, 2005	$17.59	$12.36	$15.57
June 30, 2005	$18.61	$13.51	$17.93
September 30, 2005	$26.33	$18.01	$25.74
December 30, 2005	$28.37	$20.71	$26.34
March 31, 2006	$30.40	$22.52	$27.31
June 30, 2006	$30.29	$21.74	$27.19
September 29, 2006	$30.37	$23.39	$25.24
December 29, 2006	$31.77	$22.80	$27.46
March 30, 2007	$33.80	$25.33	$33.40
June 29, 2007	$41.58	$33.40	$37.41
September 28, 2007	$41.84	$33.28	$40.66
December 31, 2007	$51.88	$37.18	$51.36
March 31, 2008	$65.53	$43.02	$63.45
June 30, 2008	$76.77	$61.20	$65.54
September 30, 2008	$72.98	$37.37	$42.87
December 31, 2008	$44.15	$23.79	$34.39
March 31, 2009	$45.86	$30.90	$41.16
June 30, 2009	$48.78	$38.76	$41.41
September 30, 2009	$52.86	$35.48	$49.36
December 31, 2009	$60.13	$41.99	$49.85
March 31, 2010	$54.48	$44.68	$46.87
May 6, 2010*	$51.52	$43.30	$46.23

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RRC

Initial price: $46.23

Protection level: 80.00%

Protection price: $36.98

Physical delivery amount: 21($1,000/Initial price)

Fractional shares: 0.630976

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.36% per annum

Coupon amount monthly: $7.50

FWP-179

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.18%
+ 90%	4.50%		90.18%
+ 80%	4.50%		80.18%
+ 70%	4.50%		70.18%
+ 60%	4.50%		60.18%
+ 50%	4.50%		50.18%
+ 40%	4.50%		40.18%
+ 30%	4.50%		30.18%
+ 20%	4.50%		20.18%
+ 10%	4.50%		10.18%
+ 5%	4.50%		5.18%

0%	4.50%		0.18%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-4.82%
- 10%	4.50%	-5.50%	-9.82%
- 20%	4.50%	-15.50%	-19.82%
- 30%	N/A	-25.50%	-29.82%
- 40%	N/A	-35.50%	-39.82%
- 50%	N/A	-45.50%	-49.82%
- 60%	N/A	-55.50%	-59.82%
- 70%	N/A	-65.50%	-69.82%
- 80%	N/A	-75.50%	-79.82%
- 90%	N/A	-85.50%	-89.82%
- 100%	N/A	-95.50%	-99.82%

FWP-180

Rio Tinto plc

According to publicly available information, Rio Tinto plc (the “Company”) is a company whose businesses include open pit and underground mines, mills, refineries and smelters as well as a number of research and service facilities. The Company’s operational structure is based on the following primary product and business support groups: Aluminum, Copper & Diamonds, Energy & Minerals, Iron Ore, Exploration and Technology & Innovation.

The SEC file number of the linked share (American depositary share) is 001-34121.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$26.39	$21.13	$24.51
September 30, 2004	$27.19	$24.18	$27.16
December 31, 2004	$29.91	$25.49	$29.80
March 31, 2005	$35.99	$27.64	$32.44
June 30, 2005	$32.73	$28.74	$30.48
September 30, 2005	$41.85	$30.48	$41.08
December 30, 2005	$46.25	$36.64	$45.70
March 31, 2006	$53.24	$44.20	$51.75
June 30, 2006	$63.33	$46.01	$52.43
September 29, 2006	$54.03	$44.02	$47.41
December 29, 2006	$57.79	$44.68	$53.12
March 30, 2007	$58.05	$48.22	$56.95
June 29, 2007	$78.38	$56.61	$76.53
September 28, 2007	$87.00	$55.48	$85.85
December 31, 2007	$121.05	$81.39	$104.98
March 31, 2008	$117.26	$78.96	$102.96
June 30, 2008	$139.66	$101.30	$123.75
September 30, 2008	$117.55	$55.15	$62.38
December 31, 2008	$64.83	$14.80	$22.23
March 31, 2009	$35.80	$19.63	$33.52
June 30, 2009	$54.12	$31.45	$40.97
September 30, 2009	$45.84	$30.00	$42.57
December 31, 2009	$55.93	$39.34	$53.85
March 31, 2010	$60.07	$46.39	$59.18
May 6, 2010*	$62.22	$42.38	$45.36

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RTP

Initial price: $45.36

Protection level: 75.00%

Protection price: $34.02

Physical delivery amount: 22($1,000/Initial price)

Fractional shares: 0.045855

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 13.43% per annum

Coupon amount monthly: $8.33

FWP-181

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		106.72%
+ 90%	5.00%		96.72%
+ 80%	5.00%		86.72%
+ 70%	5.00%		76.72%
+ 60%	5.00%		66.72%
+ 50%	5.00%		56.72%
+ 40%	5.00%		46.72%
+ 30%	5.00%		36.72%
+ 20%	5.00%		26.72%
+ 10%	5.00%		16.72%
+ 5%	5.00%		11.72%

0%	5.00%		6.72%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	1.72%
- 10%	5.00%	-5.00%	-3.28%
- 20%	5.00%	-15.00%	-13.28%
- 30%	N/A	-25.00%	-23.28%
- 40%	N/A	-35.00%	-33.28%
- 50%	N/A	-45.00%	-43.28%
- 60%	N/A	-55.00%	-53.28%
- 70%	N/A	-65.00%	-63.28%
- 80%	N/A	-75.00%	-73.28%
- 90%	N/A	-85.00%	-83.28%
- 100%	N/A	-95.00%	-93.28%

FWP-182

Smithfield Foods, Inc.

According to publicly available information, Smithfield Foods, Inc. (the “Company”) is a pork processor and hog producer. The Company produces and markets a wide variety of fresh meat and packaged meats both domestically and internationally.

The Company’s principal executive offices are located in Smithfield, Virginia.

The linked share’s SEC file number is 001-15321.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$30.90	$25.91	$29.40
September 30, 2004	$29.80	$23.41	$25.00
December 31, 2004	$29.98	$23.28	$29.59
March 31, 2005	$34.60	$27.77	$31.55
June 30, 2005	$32.07	$27.20	$27.27
September 30, 2005	$29.70	$25.75	$29.68
December 30, 2005	$31.45	$28.50	$30.60
March 31, 2006	$31.10	$25.76	$29.34
June 30, 2006	$29.48	$25.69	$28.83
September 29, 2006	$30.51	$26.86	$27.02
December 29, 2006	$27.26	$25.11	$25.66
March 30, 2007	$30.04	$24.40	$29.95
June 29, 2007	$33.27	$29.88	$30.79
September 28, 2007	$35.79	$27.85	$31.50
December 31, 2007	$32.26	$27.35	$28.92
March 31, 2008	$29.56	$23.75	$25.76
June 30, 2008	$32.18	$19.38	$19.88
September 30, 2008	$26.74	$13.98	$15.88
December 31, 2008	$18.17	$5.40	$14.07
March 31, 2009	$15.14	$5.56	$9.46
June 30, 2009	$14.30	$8.45	$13.97
September 30, 2009	$14.56	$11.37	$13.80
December 31, 2009	$17.62	$12.16	$15.19
March 31, 2010	$21.02	$14.70	$20.74
May 6, 2010*	$21.47	$16.03	$17.60

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SFD

Initial price: $17.60

Protection level: 80.00%

Protection price: $14.08

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.818182

Coupon: 8.75% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.29

FWP-183

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.375%		100.00%
+ 90%	4.375%		90.00%
+ 80%	4.375%		80.00%
+ 70%	4.375%		70.00%
+ 60%	4.375%		60.00%
+ 50%	4.375%		50.00%
+ 40%	4.375%		40.00%
+ 30%	4.375%		30.00%
+ 20%	4.375%		20.00%
+ 10%	4.375%		10.00%
+ 5%	4.375%		5.00%

0%	4.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.375%	-0.625%	-5.00%
- 10%	4.375%	-5.625%	-10.00%
- 20%	4.375%	-15.625%	-20.00%
- 30%	N/A	-25.625%	-30.00%
- 40%	N/A	-35.625%	-40.00%
- 50%	N/A	-45.625%	-50.00%
- 60%	N/A	-55.625%	-60.00%
- 70%	N/A	-65.625%	-70.00%
- 80%	N/A	-75.625%	-80.00%
- 90%	N/A	-85.625%	-90.00%
- 100%	N/A	-95.625%	-100.00%

FWP-184

Saks Incorporated

According to publicly available information, Saks Incorporated (the “Company”) is a Tennessee corporation first incorporated in 1919. The Company is primarily a fashion retail organization offering a wide assortment of distinctive luxury fashion apparel, shoes, accessories, jewelry, cosmetics, and gifts. The Company’s stores are principally free-standing stores in exclusive shopping destinations or anchor stores in upscale regional malls.

As of January 30, 2010, the Company employed approximately 12,400 associates, of which approximately 22% were employed on a part-time basis.

The linked share’s SEC file number is 001-13113.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.92	$13.70	$15.00
September 30, 2004	$15.01	$11.67	$12.05
December 31, 2004	$15.00	$11.71	$14.51
March 31, 2005	$18.20	$13.41	$18.05
June 30, 2005	$19.27	$16.46	$18.97
September 30, 2005	$24.58	$17.76	$18.50
December 30, 2005	$18.88	$15.73	$16.86
March 31, 2006	$20.48	$16.45	$19.30
June 30, 2006	$20.59	$15.04	$16.17
September 29, 2006	$17.47	$14.10	$17.28
December 29, 2006	$21.00	$16.46	$17.82
March 30, 2007	$21.17	$17.43	$20.84
June 29, 2007	$23.25	$19.00	$21.35
September 28, 2007	$22.05	$14.38	$17.15
December 31, 2007	$22.78	$16.99	$20.76
March 31, 2008	$20.98	$11.04	$12.47
June 30, 2008	$14.55	$10.90	$10.98
September 30, 2008	$12.30	$8.31	$9.25
December 31, 2008	$9.25	$2.68	$4.38
March 31, 2009	$5.05	$1.50	$1.87
June 30, 2009	$5.40	$1.75	$4.43
September 30, 2009	$7.44	$3.90	$6.82
December 31, 2009	$7.07	$5.37	$6.56
March 31, 2010	$9.57	$6.14	$8.60
May 6, 2010*	$10.65	$8.34	$8.94

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SKS

Initial price: $8.94

Protection level: 75.00%

Protection price: $6.71

Physical delivery amount: 111($1,000/Initial price)

Fractional shares: 0.856823

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-185

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-186

Silver Wheaton Corp.

According to publicly available information, Silver Wheaton Corp. (the “Company”) is the largest silver streaming company in the world as of December 31, 2009. The Company has entered into nine long-term silver purchase agreements with Goldcorp (Luismin mines and Peñasquito mine in Mexico), Lundin Mining (Zinkgruvan mine in Sweden), Glencore (Yauliyacu mine in Peru), Hellas Gold (Stratoni mine in Greece), Mercator (Mineral Park mine in Arizona, USA), Farallon (Campo Morado mine in Mexico), Aurcana (La Negra mine in Mexico), and Alexco (Keno Hill property in Canada) whereby the Company acquires silver production from the counterparties at a price of $3.90 per ounce, subject to inflationary adjustments. As a result, the primary drivers of the Company’s financial results are the volume of silver production at the various mines and the price of silver.

Shares of the Company are listed on the New York Stock Exchange (symbol: SLW) and on the Toronto Stock Exchange (symbol: SLW).

The Company is located in Canada and its main office is at Suite 3150-666 Burrard Street, Vancouver BC V6C 2X8 as of December 31, 2009.

The linked share’s SEC file number is 333-121627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	$11.26	$6.80	$9.42
September 29, 2006	$12.21	$8.17	$9.44
December 29, 2006	$12.07	$7.95	$10.48
March 30, 2007	$11.15	$8.83	$9.48
June 29, 2007	$12.47	$9.30	$11.69
September 28, 2007	$14.91	$9.72	$14.02
December 31, 2007	$18.30	$13.12	$16.97
March 31, 2008	$19.53	$14.25	$15.53
June 30, 2008	$17.60	$12.56	$14.65
September 30, 2008	$15.93	$7.66	$8.15
December 31, 2008	$8.65	$2.51	$6.49
March 31, 2009	$8.81	$4.88	$8.23
June 30, 2009	$10.97	$7.07	$8.24
September 30, 2009	$13.33	$7.12	$12.59
December 31, 2009	$17.44	$11.67	$15.02
March 31, 2010	$17.80	$13.04	$15.68
May 6, 2010*	$20.22	$15.96	$18.43

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SLW

Initial price: $18.43

Protection level: 80.00%

Protection price: $14.74

Physical delivery amount: 54($1,000/Initial price)

Fractional shares: 0.259360

Coupon: 10.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-187

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-188

Solutia Inc.

According to publicly available information, Solutia Inc. (the “Company”) is a global manufacturer and marketer of variety of high-performance chemical and engineered materials that are used in a broad range of consumer and industrial applications. The Company maintains a global infrastructure consisting of 25 manufacturing facilities, 6 technical centers and over 26 sales offices globally, including 12 facilities in the United States. As of December 31, 2009, the Company employed approximately 3,400 individuals around the world.

The linked share’s SEC file number is 001-13255.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	$21.00	$20.50	$20.60
March 31, 2008	$20.50	$9.48	$14.00
June 30, 2008	$15.85	$11.02	$12.82
September 30, 2008	$18.00	$12.13	$14.00
December 31, 2008	$13.96	$3.55	$4.50
March 31, 2009	$7.37	$1.04	$1.87
June 30, 2009	$6.72	$1.85	$5.76
September 30, 2009	$13.77	$5.19	$11.58
December 31, 2009	$13.34	$10.16	$12.70
March 31, 2010	$16.81	$12.12	$16.11
May 6, 2010*	$18.75	$15.31	$16.08

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SOA

Initial price: $16.08

Protection level: 75.00%

Protection price: $12.06

Physical delivery amount: 62($1,000/Initial price)

Fractional shares: 0.189055

Coupon: 9.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-189

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-190

Simon Property Group, Inc.

According to publicly available information, Simon Property Group, Inc. (the “Company”) is a real estate investment trust that engages in the ownership, development, and management of retail real estate properties. Its real estate properties consist primarily of regional malls, Premium Outlet centers, The Mills, and community/lifestyle centers. As of December 31, 2009, the company owned or held an interest in 320 income-producing properties in the United States, which consisted of 168 regional malls, 38 Premium Outlet centers, 67 community/lifestyle centers, 37 properties acquired in the Mills acquisition, and 10 other shopping centers or outlet centers in 41 states and Puerto Rico. The company also owns interests in 4 parcels of land held for future development in the United States; 51 European shopping centers located in France, Italy, and Poland; 6 Premium Outlet centers in Japan; 1 Premium Outlet center in Mexico; and 1 Premium Outlet center in South Korea. Simon Property Group, through a joint venture arrangement, owns a 32.5% interest in five shopping centers, which are under development in China. As a real estate investment trust, the company would not be subject to federal tax to the extent that it distributes at least 90% of its taxable income to its shareholders. Simon Property Group was founded in 1960 and is headquartered in Indianapolis, Indiana.

The linked share’s SEC file number is 1-14469.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$56.18	$42.39	$49.10
September 30, 2004	$54.20	$46.46	$51.21
December 31, 2004	$62.90	$51.04	$61.75
March 31, 2005	$62.64	$55.66	$57.85
June 30, 2005	$70.72	$56.62	$69.22
September 30, 2005	$77.32	$67.42	$70.78
December 30, 2005	$76.38	$62.78	$73.17
March 31, 2006	$84.49	$72.77	$80.34
June 30, 2006	$81.05	$72.71	$79.20
September 29, 2006	$88.18	$77.53	$86.53
December 29, 2006	$99.39	$85.70	$96.72
March 30, 2007	$118.37	$94.06	$106.23
June 29, 2007	$112.92	$87.01	$88.84
September 28, 2007	$98.35	$78.87	$95.49
December 31, 2007	$104.08	$81.63	$82.94
March 31, 2008	$92.31	$71.44	$88.72
June 30, 2008	$101.30	$85.21	$85.84
September 30, 2008	$100.26	$76.32	$92.62
December 31, 2008	$90.88	$32.27	$50.73
March 31, 2009	$51.77	$23.74	$33.87
June 30, 2009	$56.68	$31.83	$50.74
September 30, 2009	$75.50	$44.40	$68.99
December 31, 2009	$83.81	$63.79	$79.80
March 31, 2010	$86.63	$68.76	$83.90
May 6, 2010*	$93.58	$78.85	$84.88

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SPG

Initial price: $84.88

Protection level: 75.00%

Protection price: $63.66

Physical delivery amount: 11($1,000/Initial price)

Fractional shares: 0.781338

Coupon: 8.50% per annum

Maturity: November 30, 2010

Dividend yield: 1.10% per annum

Coupon amount monthly: $7.08

FWP-191

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.25%		100.55%
+ 90%	4.25%		90.55%
+ 80%	4.25%		80.55%
+ 70%	4.25%		70.55%
+ 60%	4.25%		60.55%
+ 50%	4.25%		50.55%
+ 40%	4.25%		40.55%
+ 30%	4.25%		30.55%
+ 20%	4.25%		20.55%
+ 10%	4.25%		10.55%
+ 5%	4.25%		5.55%

0%	4.25%		0.55%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.25%	-0.75%	-4.45%
- 10%	4.25%	-5.75%	-9.45%
- 20%	4.25%	-15.75%	-19.45%
- 30%	N/A	-25.75%	-29.45%
- 40%	N/A	-35.75%	-39.45%
- 50%	N/A	-45.75%	-49.45%
- 60%	N/A	-55.75%	-59.45%
- 70%	N/A	-65.75%	-69.45%
- 80%	N/A	-75.75%	-79.45%
- 90%	N/A	-85.75%	-89.45%
- 100%	N/A	-95.75%	-99.45%

FWP-192

Superior Energy Services, Inc.

According to publicly available information, Superior Energy Services, Inc. (the “Company”) is a provider of specialized oilfield services and equipment. The Company focuses on serving the drilling-related needs of oil and gas companies primarily through its rental tools segment, and the production-related needs of oil and gas companies through its well intervention, rental tools and marine segments. The Company also owns and operates mature oil and gas properties in the Gulf of Mexico.

The Company provides well intervention services that stimulate oil and gas production. The Company’s well intervention services include coiled tubing, electric line, pumping and stimulation, gas lift, well control, snubbing, recompletion, engineering and well evaluation, offshore oil and gas cleaning, decommissioning, plug and abandonment and mechanical wireline as of December 31, 2009.

The Company also provides services in three other business segments including: Rental Tools, Marine Lifeboat Services, and Oil and Gas Operations.

The linked share’s SEC file number is 333-22603.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$11.30	$8.65	$10.05
September 30, 2004	$12.93	$9.98	$12.92
December 31, 2004	$15.73	$11.95	$15.41
March 31, 2005	$19.75	$14.81	$17.20
June 30, 2005	$18.46	$13.71	$17.80
September 30, 2005	$24.10	$17.64	$23.09
December 30, 2005	$23.97	$17.33	$21.05
March 31, 2006	$27.61	$21.30	$26.79
June 30, 2006	$35.87	$26.21	$33.90
September 29, 2006	$35.70	$21.44	$26.26
December 29, 2006	$36.48	$24.04	$32.68
March 30, 2007	$35.65	$28.21	$34.47
June 29, 2007	$41.78	$34.36	$39.92
September 28, 2007	$41.90	$34.57	$35.44
December 31, 2007	$37.95	$31.59	$34.42
March 31, 2008	$45.87	$33.81	$39.62
June 30, 2008	$57.75	$38.70	$55.14
September 30, 2008	$55.08	$28.83	$31.14
December 31, 2008	$30.81	$11.61	$15.93
March 31, 2009	$18.75	$11.20	$12.89
June 30, 2009	$24.65	$12.37	$17.27
September 30, 2009	$23.18	$14.76	$22.52
December 31, 2009	$25.91	$20.05	$24.29
March 31, 2010	$26.94	$19.40	$21.02
May 6, 2010*	$28.93	$21.23	$25.46

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SPN

Initial price: $25.46

Protection level: 80.00%

Protection price: $20.37

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.277298

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-193

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-194

SunTrust Banks, Inc.

According to publicly available information, SunTrust Banks, Inc. (the “Company”) is a diversified financial services holding company whose businesses provide a broad range of financial services to consumer and corporate clients. The Company was incorporated in 1984 under the laws of the State of Georgia. The principal executive offices of the Company are located in the SunTrust Plaza, Atlanta, Georgia 30308. As of December 31, 2009, there were 28,001 full-time equivalent employees within the Company.

The linked share’s SEC file number is: 001-08918.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$71.07	$61.28	$64.99
September 30, 2004	$70.69	$63.50	$70.41
December 31, 2004	$74.37	$67.03	$73.88
March 31, 2005	$74.18	$69.01	$72.07
June 30, 2005	$75.00	$69.60	$72.24
September 30, 2005	$75.77	$68.85	$69.45
December 30, 2005	$75.46	$65.32	$72.76
March 31, 2006	$76.75	$69.68	$72.76
June 30, 2006	$78.33	$72.56	$76.26
September 29, 2006	$81.59	$75.11	$77.28
December 29, 2006	$85.64	$76.76	$84.45
March 30, 2007	$87.43	$80.76	$83.04
June 29, 2007	$91.29	$78.18	$85.74
September 28, 2007	$90.47	$73.61	$75.67
December 31, 2007	$78.75	$60.04	$62.49
March 31, 2008	$70.00	$52.95	$55.14
June 30, 2008	$60.80	$32.34	$36.22
September 30, 2008	$62.75	$25.67	$44.99
December 31, 2008	$57.73	$19.77	$29.54
March 31, 2009	$30.14	$6.00	$11.74
June 30, 2009	$20.86	$10.50	$16.45
September 30, 2009	$24.42	$14.50	$22.55
December 31, 2009	$23.88	$18.45	$20.29
March 31, 2010	$28.39	$20.16	$26.79
May 6, 2010*	$31.41	$26.29	$28.04

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STI

Initial price: $28.04

Protection level: 75.00%

Protection price: $21.03

Physical delivery amount: 35($1,000/Initial price)

Fractional shares: 0.663338

Coupon: 12.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.47% per annum

Coupon amount monthly: $10.00

FWP-195

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.24%
+ 90%	6.00%		90.24%
+ 80%	6.00%		80.24%
+ 70%	6.00%		70.24%
+ 60%	6.00%		60.24%
+ 50%	6.00%		50.24%
+ 40%	6.00%		40.24%
+ 30%	6.00%		30.24%
+ 20%	6.00%		20.24%
+ 10%	6.00%		10.24%
+ 5%	6.00%		5.24%

0%	6.00%		0.24%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-4.76%
- 10%	6.00%	-4.00%	-9.76%
- 20%	6.00%	-14.00%	-19.76%
- 30%	N/A	-24.00%	-29.76%
- 40%	N/A	-34.00%	-39.76%
- 50%	N/A	-44.00%	-49.76%
- 60%	N/A	-54.00%	-59.76%
- 70%	N/A	-64.00%	-69.76%
- 80%	N/A	-74.00%	-79.76%
- 90%	N/A	-84.00%	-89.76%
- 100%	N/A	-94.00%	-99.76%

FWP-196

Steel Dynamics, Inc.

According to publicly available information, Steel Dynamics, Inc. (the “Company”) is one of the largest steel producers in the United States based on an estimated annual steelmaking capability of approximately 6.3 million tons. The Company’s 2009 consolidated shipments, excluding shipments between its operating divisions, totaled 4.1 million tons. During 2009, its net sales were $4.0 billion. At December 31, 2009, the Company had approximately 5,990 employees in its various operations throughout the eastern half of the United States.

The linked share’s SEC file number is 0-21719.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$7.27	$5.19	$7.16
September 30, 2004	$9.85	$6.98	$9.66
December 31, 2004	$10.61	$7.35	$9.47
March 31, 2005	$11.60	$8.22	$8.61
June 30, 2005	$8.76	$6.26	$6.56
September 30, 2005	$8.85	$6.53	$8.49
December 30, 2005	$9.18	$6.66	$8.88
March 31, 2006	$14.81	$8.75	$14.18
June 30, 2006	$17.49	$12.17	$16.44
September 29, 2006	$16.75	$11.30	$12.61
December 29, 2006	$17.95	$11.95	$16.23
March 30, 2007	$22.14	$15.43	$21.60
June 29, 2007	$24.77	$19.46	$20.96
September 28, 2007	$24.88	$16.83	$23.35
December 31, 2007	$30.66	$21.77	$29.79
March 31, 2008	$35.28	$21.14	$33.04
June 30, 2008	$40.91	$32.28	$39.07
September 30, 2008	$38.67	$15.47	$17.09
December 31, 2008	$16.94	$5.18	$11.18
March 31, 2009	$14.39	$5.95	$8.81
June 30, 2009	$16.68	$8.18	$14.73
September 30, 2009	$18.56	$12.43	$15.34
December 31, 2009	$18.63	$13.07	$17.72
March 31, 2010	$20.47	$14.31	$17.47
May 6, 2010*	$18.94	$14.25	$14.98

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STLD

Initial price: $14.98

Protection level: 75.00%

Protection price: $11.24

Physical delivery amount: 66($1,000/Initial price)

Fractional shares: 0.755674

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 2.00% per annum

Coupon amount monthly: $8.33

FWP-197

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		101.00%
+ 90%	5.00%		91.00%
+ 80%	5.00%		81.00%
+ 70%	5.00%		71.00%
+ 60%	5.00%		61.00%
+ 50%	5.00%		51.00%
+ 40%	5.00%		41.00%
+ 30%	5.00%		31.00%
+ 20%	5.00%		21.00%
+ 10%	5.00%		11.00%
+ 5%	5.00%		6.00%

0%	5.00%		1.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-4.00%
- 10%	5.00%	-5.00%	-9.00%
- 20%	5.00%	-15.00%	-19.00%
- 30%	N/A	-25.00%	-29.00%
- 40%	N/A	-35.00%	-39.00%
- 50%	N/A	-45.00%	-49.00%
- 60%	N/A	-55.00%	-59.00%
- 70%	N/A	-65.00%	-69.00%
- 80%	N/A	-75.00%	-79.00%
- 90%	N/A	-85.00%	-89.00%
- 100%	N/A	-95.00%	-99.00%

FWP-198

Suntech Power Holdings Co., Ltd.

According to publicly available information, Suntech Power Holdings Co., Ltd. (the “Company”) is one of the leading solar energy companies in the world as measured by production output in 2008, with leading positions in key solar markets. Since the Company commenced business operations in May 2002, they have grown rapidly to become the world’s third largest manufacturer of photovoltaic, or PV, cells in 2009, based on production output. The Company’s products are used to provide reliable and environmentally friendly electric power for residential, commercial, industrial and public utility applications in various markets worldwide. The Company also provide PV system integration services to customers in China and the United States, and are expanding into the development of utility scale solar power systems. The Company sells there products in various key solar energy markets worldwide including Spain, Germany, the United States, China, South Korea, Italy, the Middle East, Australia and Japan.

The SEC file number of the linked share (American depositary share) is: 001-32689.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$28.20	$19.03	$27.25
March 31, 2006	$45.86	$25.50	$36.99
June 30, 2006	$41.48	$21.50	$28.25
September 29, 2006	$32.70	$21.60	$25.83
December 29, 2006	$34.94	$23.15	$34.01
March 30, 2007	$40.40	$31.62	$34.61
June 29, 2007	$39.58	$31.41	$36.47
September 28, 2007	$44.94	$31.81	$39.90
December 31, 2007	$88.62	$37.52	$82.32
March 31, 2008	$90.00	$28.21	$40.56
June 30, 2008	$51.62	$35.80	$37.46
September 30, 2008	$48.63	$31.57	$35.87
December 31, 2008	$37.54	$5.37	$11.70
March 31, 2009	$14.15	$5.09	$11.69
June 30, 2009	$20.18	$11.23	$17.86
September 30, 2009	$21.36	$12.79	$15.20
December 31, 2009	$18.20	$12.05	$16.63
March 31, 2010	$18.78	$12.59	$14.02
May 6, 2010*	$15.55	$10.00	$11.07

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STP

Initial price: $11.07

Protection level: 70.00%

Protection price: $7.75

Physical delivery amount: 90($1,000/Initial price)

Fractional shares: 0.334237

Coupon: 14.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $12.08

FWP-199

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.25%		100.00%
+ 90%	7.25%		90.00%
+ 80%	7.25%		80.00%
+ 70%	7.25%		70.00%
+ 60%	7.25%		60.00%
+ 50%	7.25%		50.00%
+ 40%	7.25%		40.00%
+ 30%	7.25%		30.00%
+ 20%	7.25%		20.00%
+ 10%	7.25%		10.00%
+ 5%	7.25%		5.00%

0%	7.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.25%	2.25%	-5.00%
- 10%	7.25%	-2.75%	-10.00%
- 20%	7.25%	-12.75%	-20.00%
- 30%	7.25%	-22.75%	-30.00%
- 40%	N/A	-32.75%	-40.00%
- 50%	N/A	-42.75%	-50.00%
- 60%	N/A	-52.75%	-60.00%
- 70%	N/A	-62.75%	-70.00%
- 80%	N/A	-72.75%	-80.00%
- 90%	N/A	-82.75%	-90.00%
- 100%	N/A	-92.75%	-100.00%

FWP-200

Seagate Technology

According to publicly available information, Seagate Technology (the “Company”) designs, manufactures and markets rigid disc drives. Rigid disc drives, which are commonly referred to as disc drives or hard drives, are used as the primary medium for storing electronic information in systems ranging from desktop and notebook computers, and consumer electronics devices to data centers delivering information over corporate networks and the Internet. The Company’s enterprise applications are used in enterprise servers, mainframes and workstations; its desktop applications are used in desktop computers; its mobile computing applications are used in notebook computers; and its consumer electronics applications are used in devices such as digital video recorders, digital music players and gaming devices.

As of July 3, 2009, the Company employed 47,000 employees, temporary employees and contractors worldwide.

The linked share’s SEC file number is 001-31560.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending**	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$21.70	$14.99	$16.13
September 30, 2004	$16.48	$11.50	$14.43
December 31, 2004	$14.59	$10.11	$13.52
March 31, 2005	$18.21	$12.30	$17.27
June 30, 2005	$20.20	$16.35	$19.55
September 30, 2005	$21.50	$16.42	$17.55
December 30, 2005	$20.08	$14.50	$15.85
March 31, 2006	$20.54	$13.82	$19.99
June 30, 2006	$28.11	$19.69	$26.33
September 29, 2006	$27.74	$20.94	$22.64
December 29, 2006	$25.20	$19.15	$23.09
March 30, 2007	$27.27	$20.73	$26.50
June 29, 2007	$28.51	$22.94	$23.30
September 28, 2007	$23.47	$20.10	$21.77
December 31, 2007	$26.84	$21.63	$25.58
March 31, 2008	$28.91	$23.62	$25.50
June 30, 2008	$25.75	$18.60	$20.94
September 30, 2008	$13.41	$10.80	$12.12
December 31, 2008	$12.17	$3.67	$4.43
March 31, 2009	$6.56	$2.98	$6.01
June 30, 2009	$10.63	$5.51	$10.46
September 30, 2009	$16.16	$9.26	$15.21
December 31, 2009	$18.59	$13.79	$18.19
March 31, 2010	$21.58	$16.48	$18.26
May 6, 2010*	$20.89	$16.50	$17.85

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.
**	In respect of the quarterly periods set forth above from the period ending June 30, 2004 up to and including the period ending June 30, 2008, the high, low and closing prices were those quoted on New York Stock Exchange. In respect of the period starting from September 30, 2008 and ending May 6, 2010, the high, low and closing prices were those quoted on NASDAQ Global Market.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STX

Initial price: $17.85

Protection level: 75.00%

Protection price: $13.39

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.022409

Coupon: 11.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-201

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-202

SAVVIS, Inc.

According to publicly available information, SAVVIS, Inc. (the “Company”) provides information technology services including managed hosting, utility computing, collocation, managed security, network, and professional services, through their global infrastructure to businesses and government agencies.

The Company was incorporated in Delaware in 1998 and their principal executive offices are located at 1 SAVVIS Parkway, Town & Country, Missouri 63017.

As of December 31, 2009, the Company employed 2,167 full-time persons.

The linked share’s SEC file number is 000-29375.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$42.00	$18.90	$20.70
September 30, 2004	$23.85	$14.70	$18.75
December 31, 2004	$21.00	$12.15	$17.40
March 31, 2005	$18.75	$8.40	$9.30
June 30, 2005	$18.77	$6.00	$16.50
September 30, 2005	$18.90	$11.85	$12.00
December 30, 2005	$12.30	$6.90	$11.25
March 31, 2006	$22.95	$9.00	$22.35
June 30, 2006	$32.10	$20.70	$29.61
September 29, 2006	$34.09	$23.51	$28.50
December 29, 2006	$38.01	$27.72	$35.71
March 30, 2007	$49.34	$33.38	$47.88
June 29, 2007	$53.43	$44.77	$49.51
September 28, 2007	$50.98	$33.65	$38.78
December 31, 2007	$44.68	$23.52	$27.91
March 31, 2008	$27.92	$14.39	$16.27
June 30, 2008	$20.14	$12.79	$12.91
September 30, 2008	$18.51	$10.15	$13.44
December 31, 2008	$13.34	$4.65	$6.89
March 31, 2009	$8.58	$5.03	$6.19
June 30, 2009	$14.45	$5.79	$11.46
September 30, 2009	$18.03	$9.57	$15.82
December 31, 2009	$18.40	$12.38	$14.05
March 31, 2010	$18.21	$14.05	$16.50
May 6, 2010*	$20.63	$16.50	$17.91

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SVVS

Initial price: $17.91

Protection level: 75.00%

Protection price: $13.43

Physical delivery amount: 55($1,000/Initial price)

Fractional shares: 0.834729

Coupon: 11.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-203

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-204

Stillwater Mining Company

According to publicly available information, Stillwater Mining Company (the “Company”) is engaged in the development, extraction, processing, refining and marketing of palladium, platinum and associated metals (platinum group metals or PGMs) from a geological formation in south central Montana and from the recycling of spent catalytic converters. The Company conducts mining operations at the Stillwater Mine near Nye, Montana and at the East Boulder Mine near Big Timber, Montana.

At December 31, 2009, the Company had proven and probably ore reserves of approximately 41.0 million tons with an average grade of 0.50 ounce of PGMs per ton containing approximately 20.6 million ounces of palladium and platinum at an in-situ ratio of about 3.57 parts palladium to one part platinum.

The linked share’s SEC file number is 001-13053.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.18	$11.31	$15.01
September 30, 2004	$16.59	$12.60	$15.50
December 31, 2004	$16.30	$9.53	$11.26
March 31, 2005	$12.50	$9.38	$9.85
June 30, 2005	$9.93	$6.05	$7.42
September 30, 2005	$10.32	$7.13	$9.15
December 30, 2005	$12.45	$8.11	$11.57
March 31, 2006	$17.30	$11.66	$16.46
June 30, 2006	$18.86	$10.23	$12.68
September 29, 2006	$13.10	$7.89	$8.40
December 29, 2006	$14.08	$7.95	$12.49
March 30, 2007	$14.98	$10.89	$12.69
June 29, 2007	$16.47	$10.62	$11.01
September 28, 2007	$12.43	$7.93	$10.29
December 31, 2007	$11.86	$8.42	$9.66
March 31, 2008	$22.72	$7.55	$15.47
June 30, 2008	$18.89	$10.10	$11.83
September 30, 2008	$12.02	$5.60	$5.81
December 31, 2008	$5.93	$1.76	$4.94
March 31, 2009	$5.60	$2.66	$3.70
June 30, 2009	$8.32	$3.62	$5.71
September 30, 2009	$8.33	$4.45	$6.72
December 31, 2009	$10.37	$6.02	$9.48
March 31, 2010	$14.51	$9.40	$12.98
May 6, 2010*	$18.47	$13.10	$14.72

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SWC

Initial price: $14.72

Protection level: 70.00%

Protection price: $10.30

Physical delivery amount: 67($1,000/Initial price)

Fractional shares: 0.934783

Coupon: 19.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $15.83

FWP-205

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	9.50%	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

FWP-206

SolarWinds, Inc.

According to publicly available information, SolarWinds, Inc. (the “Company”) and its subsidiaries design, develop, market, sell and support powerful yet easy-to-use enterprise information technology, or IT, management software to IT professionals in organizations of all sizes. The Company’s offerings range from individual software tools to more comprehensive software products that solve problems faced every day by IT professionals and help to enable efficient and effective management of networks and IT environments.

The Company’s customers include small and mid-size businesses, enterprises, and local, state and federal government entities.

The linked share’s SEC file number is 001-34358.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	N/A	N/A	N/A
September 30, 2008	N/A	N/A	N/A
December 31, 2008	N/A	N/A	N/A
March 31, 2009	N/A	N/A	N/A
June 30, 2009	$16.81	$12.70	$16.49
September 30, 2009	$24.25	$14.75	$22.03
December 31, 2009	$23.65	$16.89	$23.01
March 31, 2010	$23.52	$18.25	$21.66
May 6, 2010*	$24.95	$17.95	$18.33

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SWI

Initial price: $18.33

Protection level: 75.00%

Protection price: $13.75

Physical delivery amount: 54($1,000/Initial price)

Fractional shares: 0.555374

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-207

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-208

Terex Corporation

According to publicly available information, Terex Corporation (the “Company”) is a diversified global manufacturer of capital equipment focused on delivering reliable, customer relevant solutions for the construction, infrastructure, quarrying, surface mining, shipping, transportation, power and energy industries. As of December 31, 2009, the Company operates in five reportable segments: (i) Terex Aerial Work Platforms, (ii) Terex Construction, (iii) Terex Cranes, (iv) Terex Materials Processing & Mining and (v) Terex Roadbuilding, Utility Products and Other. The Company’s products are manufactured at plants in North America, Europe, Australia, Asia and South America, and are sold worldwide with an increased emphasis on developing markets such as China, India, the Middle East and Latin America.

The linked share’s SEC file number is 001-10702.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.60	$14.01	$17.07
September 30, 2004	$21.95	$15.98	$21.70
December 31, 2004	$24.12	$16.35	$23.83
March 31, 2005	$24.51	$18.82	$21.65
June 30, 2005	$22.00	$17.92	$19.70
September 30, 2005	$26.10	$19.57	$24.72
December 30, 2005	$31.22	$24.55	$29.70
March 31, 2006	$40.83	$29.58	$39.62
June 30, 2006	$51.57	$37.55	$49.35
September 29, 2006	$50.89	$37.69	$45.22
December 29, 2006	$66.52	$45.11	$64.58
March 30, 2007	$73.25	$54.75	$71.76
June 29, 2007	$86.99	$70.60	$81.30
September 28, 2007	$96.93	$66.24	$89.02
December 31, 2007	$90.75	$56.20	$65.57
March 31, 2008	$72.09	$46.50	$62.50
June 30, 2008	$76.21	$50.50	$51.37
September 30, 2008	$53.08	$28.22	$30.52
December 31, 2008	$30.10	$8.97	$17.32
March 31, 2009	$21.11	$7.34	$9.25
June 30, 2009	$17.92	$8.90	$12.07
September 30, 2009	$21.27	$10.25	$20.73
December 31, 2009	$25.50	$18.08	$19.81
March 31, 2010	$23.89	$17.33	$22.71
May 6, 2010*	$28.70	$22.00	$24.68

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TEX

Initial price: $24.68

Protection level: 75.00%

Protection price: $18.51

Physical delivery amount: 40($1,000/Initial price)

Fractional shares: 0.518639

Coupon: 13.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.83

FWP-209

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.50%		100.00%
+ 90%	6.50%		90.00%
+ 80%	6.50%		80.00%
+ 70%	6.50%		70.00%
+ 60%	6.50%		60.00%
+ 50%	6.50%		50.00%
+ 40%	6.50%		40.00%
+ 30%	6.50%		30.00%
+ 20%	6.50%		20.00%
+ 10%	6.50%		10.00%
+ 5%	6.50%		5.00%

0%	6.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.50%	1.50%	-5.00%
- 10%	6.50%	-3.50%	-10.00%
- 20%	6.50%	-13.50%	-20.00%
- 30%	N/A	-23.50%	-30.00%
- 40%	N/A	-33.50%	-40.00%
- 50%	N/A	-43.50%	-50.00%
- 60%	N/A	-53.50%	-60.00%
- 70%	N/A	-63.50%	-70.00%
- 80%	N/A	-73.50%	-80.00%
- 90%	N/A	-83.50%	-90.00%
- 100%	N/A	-93.50%	-100.00%

FWP-210

TiVo Inc.

According to publicly available information, TiVo Inc. (the “Company”) is a leading provider of advanced television technology and services that redefines home entertainment by providing consumer with an easy way to manage, control, watch and record live television and receive thousands of movies and televisions shows from cable, broadcast, and broadband sources in one easy, intuitive user interface.

The linked share’s SEC file number is 000-27141.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.10	$6.11	$7.09
September 30, 2004	$7.06	$3.71	$6.62
December 31, 2004	$7.27	$4.56	$5.87
March 31, 2005	$6.89	$3.45	$5.17
June 30, 2005	$7.75	$5.05	$6.68
September 30, 2005	$7.41	$4.80	$5.49
December 30, 2005	$6.05	$4.56	$5.12
March 31, 2006	$8.05	$5.10	$7.23
June 30, 2006	$9.49	$5.99	$7.15
September 29, 2006	$8.37	$6.11	$7.59
December 29, 2006	$7.63	$5.10	$5.12
March 30, 2007	$6.58	$5.05	$6.35
June 29, 2007	$6.74	$5.58	$5.79
September 28, 2007	$7.09	$5.28	$6.35
December 31, 2007	$8.86	$5.58	$8.34
March 31, 2008	$9.43	$6.48	$8.76
June 30, 2008	$9.25	$6.17	$6.17
September 30, 2008	$9.06	$5.86	$7.32
December 31, 2008	$7.27	$4.00	$7.16
March 31, 2009	$7.85	$6.06	$7.04
June 30, 2009	$11.62	$6.42	$10.48
September 30, 2009	$10.99	$8.50	$10.36
December 31, 2009	$12.78	$9.15	$10.18
March 31, 2010	$17.97	$8.57	$17.12
May 6, 2010*	$18.92	$15.16	$16.18

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TIVO

Initial price: $16.18

Protection level: 65.00%

Protection price: $10.52

Physical delivery amount: 61($1,000/Initial price)

Fractional shares: 0.804697

Coupon: 19.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $15.83

FWP-211

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	9.50%	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

FWP-212

The Talbots, Inc.

According to publicly available information, The Talbots, Inc. (the “Company”) is a Delaware corporation that is a specialty retailer and direct marketer of women’s apparel, shoes and accessories. The Company operates stores in the United States and Canada. In addition, the Company’s customers shop online and via its catalogs. As of January 30, 2010, the Company operated its business in two segments — retail stores and direct marketing. As of January 30, 2010, the Company operated a total of 580 stores.

The linked share’s SEC file number is 001-12552.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.62	$31.87	$39.15
September 30, 2004	$39.82	$24.11	$24.79
December 31, 2004	$30.35	$24.72	$27.23
March 31, 2005	$34.09	$25.17	$31.98
June 30, 2005	$34.06	$25.24	$32.47
September 30, 2005	$35.32	$27.35	$29.92
December 30, 2005	$30.65	$24.20	$27.82
March 31, 2006	$29.75	$24.43	$26.87
June 30, 2006	$27.08	$18.13	$18.45
September 29, 2006	$27.67	$17.30	$27.25
December 29, 2006	$30.75	$23.50	$24.10
March 30, 2007	$26.40	$22.28	$23.62
June 29, 2007	$25.16	$19.56	$25.03
September 28, 2007	$26.10	$16.65	$18.00
December 31, 2007	$19.90	$11.48	$11.82
March 31, 2008	$13.00	$6.61	$10.78
June 30, 2008	$14.42	$6.91	$11.59
September 30, 2008	$17.97	$9.16	$13.10
December 31, 2008	$14.14	$1.19	$2.39
March 31, 2009	$3.78	$1.45	$3.51
June 30, 2009	$7.23	$1.86	$5.40
September 30, 2009	$9.75	$3.61	$9.23
December 31, 2009	$11.98	$6.29	$8.91
March 31, 2010	$13.45	$8.96	$12.96
May 6, 2010*	$17.78	$12.76	$15.90

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TLB

Initial price: $15.90

Protection level: 75.00%

Protection price: $11.93

Physical delivery amount: 62($1,000/Initial price)

Fractional shares: 0.893082

Coupon: 13.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.83

FWP-213

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.50%		100.00%
+ 90%	6.50%		90.00%
+ 80%	6.50%		80.00%
+ 70%	6.50%		70.00%
+ 60%	6.50%		60.00%
+ 50%	6.50%		50.00%
+ 40%	6.50%		40.00%
+ 30%	6.50%		30.00%
+ 20%	6.50%		20.00%
+ 10%	6.50%		10.00%
+ 5%	6.50%		5.00%

0%	6.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.50%	1.50%	-5.00%
- 10%	6.50%	-3.50%	-10.00%
- 20%	6.50%	-13.50%	-20.00%
- 30%	N/A	-23.50%	-30.00%
- 40%	N/A	-33.50%	-40.00%
- 50%	N/A	-43.50%	-50.00%
- 60%	N/A	-53.50%	-60.00%
- 70%	N/A	-63.50%	-70.00%
- 80%	N/A	-73.50%	-80.00%
- 90%	N/A	-83.50%	-90.00%
- 100%	N/A	-93.50%	-100.00%

FWP-214

TRW Automotive Holdings Corp.

According to publicly available information, TRW Automotive Holdings Corp. (the “Company”) is a diversified supplier of automotive systems, modules, and components to global automotive original equipment manufacturers and related aftermarkets. Of the Company’s 2009 sales, approximately 58% are in Europe, 25% are in North America, 12 % are in Asia, and 5% are in the rest of the world.

The linked share’s SEC file number is: 001-31970.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$22.60	$17.52	$18.85
September 30, 2004	$21.35	$18.50	$18.85
December 31, 2004	$21.57	$16.65	$20.70
March 31, 2005	$21.70	$18.85	$19.43
June 30, 2005	$24.61	$17.64	$24.51
September 30, 2005	$29.90	$24.14	$29.34
December 30, 2005	$29.46	$23.52	$26.35
March 31, 2006	$29.15	$22.91	$23.30
June 30, 2006	$28.60	$22.00	$27.28
September 29, 2006	$28.22	$22.74	$24.07
December 29, 2006	$26.89	$22.90	$25.87
March 30, 2007	$35.37	$25.64	$34.82
June 29, 2007	$42.30	$34.68	$36.83
September 28, 2007	$38.95	$26.67	$31.68
December 31, 2007	$33.52	$20.66	$20.90
March 31, 2008	$25.48	$18.35	$23.37
June 30, 2008	$29.56	$18.39	$18.47
September 30, 2008	$21.85	$15.17	$15.91
December 31, 2008	$15.69	$2.06	$3.60
March 31, 2009	$4.79	$1.38	$3.22
June 30, 2009	$12.19	$3.00	$11.30
September 30, 2009	$20.93	$10.91	$16.75
December 31, 2009	$25.52	$14.71	$23.88
March 31, 2010	$30.04	$21.30	$28.58
May 6, 2010*	$35.34	$27.00	$31.70

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TRW

Initial price: $31.70

Protection level: 75.00%

Protection price: $23.78

Physical delivery amount: 31($1,000/Initial price)

Fractional shares: 0.545741

Coupon: 14.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.67

FWP-215

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.00%
+ 90%	7.00%		90.00%
+ 80%	7.00%		80.00%
+ 70%	7.00%		70.00%
+ 60%	7.00%		60.00%
+ 50%	7.00%		50.00%
+ 40%	7.00%		40.00%
+ 30%	7.00%		30.00%
+ 20%	7.00%		20.00%
+ 10%	7.00%		10.00%
+ 5%	7.00%		5.00%

0%	7.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-5.00%
- 10%	7.00%	-3.00%	-10.00%
- 20%	7.00%	-13.00%	-20.00%
- 30%	N/A	-23.00%	-30.00%
- 40%	N/A	-33.00%	-40.00%
- 50%	N/A	-43.00%	-50.00%
- 60%	N/A	-53.00%	-60.00%
- 70%	N/A	-63.00%	-70.00%
- 80%	N/A	-73.00%	-80.00%
- 90%	N/A	-83.00%	-90.00%
- 100%	N/A	-93.00%	-100.00%

FWP-216

Tesoro Corporation

According to publicly available information, Tesoro Corporation (“the Company”) is based in San Antonio, Texas. The Company was incorporated in Delaware in 1968 under the name Tesoro Petroleum Corporation, which was subsequently changed in 2004 to Tesoro Corporation. As of December 31, 2009, the Company is an independent petroleum refiner and marketer in the United States with two operating segments — (1) refining crude oil and other feedstocks at its seven refineries in the western and mid-continental United States and selling refined products in bulk and wholesale markets and (2) selling motor fuels and convenience products in the retail market through its 886 branded retail stations in 15 states. The Company’s refining segment produces refined products, primarily gasoline and gasoline blendstocks, jet fuel, diesel fuel and heavy fuel oils for sale to a wide variety of commercial customers in the western and mid-continental United States. Its retail segment distributes motor fuels through a network of retail stations, primarily under the Tesoro®, Mirastar®, Shell® and USA Gasoline™ brands.

The Company’s principal executive offices are located at 300 Concord Plaza Drive, San Antonio, Texas 78216-6999.

The linked share’s SEC file number is 001-03473.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.88	$8.88	$13.80
September 30, 2004	$15.85	$10.90	$14.77
December 31, 2004	$17.33	$13.88	$15.93
March 31, 2005	$19.09	$14.13	$18.51
June 30, 2005	$24.93	$17.03	$23.26
September 30, 2005	$35.90	$23.06	$33.62
December 30, 2005	$34.64	$26.17	$30.78
March 31, 2006	$36.99	$28.85	$34.17
June 30, 2006	$37.86	$30.16	$37.18
September 29, 2006	$38.40	$26.48	$28.99
December 29, 2006	$36.55	$27.33	$32.89
March 30, 2007	$51.40	$31.47	$50.22
June 29, 2007	$64.65	$50.06	$57.15
September 28, 2007	$62.00	$42.64	$46.02
December 31, 2007	$65.50	$44.53	$47.70
March 31, 2008	$48.35	$26.55	$30.00
June 30, 2008	$33.40	$18.60	$19.77
September 30, 2008	$20.17	$14.29	$16.49
December 31, 2008	$16.86	$6.71	$13.17
March 31, 2009	$19.16	$11.88	$13.47
June 30, 2009	$18.76	$12.25	$12.73
September 30, 2009	$16.04	$10.63	$14.98
December 31, 2009	$16.92	$12.27	$13.55
March 31, 2010	$15.33	$11.49	$13.90
May 6, 2010*	$14.43	$11.99	$12.90

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSO

Initial price: $12.90

Protection level: 75.00%

Protection price: $9.68

Physical delivery amount: 77($1,000/Initial price)

Fractional shares: 0.519380

Coupon: 10.00% per annum

Maturity: November 30, 2010

Dividend yield: 2.01% per annum

Coupon amount monthly: $8.33

FWP-217

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		101.01%
+ 90%	5.00%		91.01%
+ 80%	5.00%		81.01%
+ 70%	5.00%		71.01%
+ 60%	5.00%		61.01%
+ 50%	5.00%		51.01%
+ 40%	5.00%		41.01%
+ 30%	5.00%		31.01%
+ 20%	5.00%		21.01%
+ 10%	5.00%		11.01%
+ 5%	5.00%		6.01%

0%	5.00%		1.01%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-3.99%
- 10%	5.00%	-5.00%	-8.99%
- 20%	5.00%	-15.00%	-18.99%
- 30%	N/A	-25.00%	-28.99%
- 40%	N/A	-35.00%	-38.99%
- 50%	N/A	-45.00%	-48.99%
- 60%	N/A	-55.00%	-58.99%
- 70%	N/A	-65.00%	-68.99%
- 80%	N/A	-75.00%	-78.99%
- 90%	N/A	-85.00%	-88.99%
- 100%	N/A	-95.00%	-98.99%

FWP-218

UAL Corporation

According to publicly available information, UAL Corporation (the “Company”) was incorporated under the laws of the State of Delaware on December 30, 1968. World headquarters is located at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007.

The Company is a holding company whose principal subsidiary is United Air Lines, Inc. (“United”). United’s operations, which consist primarily of the transportation of persons, property, and mail throughout the U.S. and abroad, accounted for most of UAL’s revenues and expenses in 2006. United provides these services through full-sized jet aircraft, as well as smaller aircraft in its regional operations conducted under contract by “United Express®” carriers.

United is one of the largest passenger airlines in the world with more than 3,300 flights a day to more than 230 U.S. domestic and international destinations from its hubs in Chicago, Denver, Los Angeles and Washington, D.C., based on its annual flight schedule as of January 1, 2010.

The linked share’s SEC file number is 001-06033.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	$43.00	$29.51	$39.93
June 30, 2006	$40.05	$26.02	$31.02
September 29, 2006	$32.17	$21.91	$26.57
December 29, 2006	$46.52	$26.79	$44.00
March 30, 2007	$51.56	$36.64	$38.17
June 29, 2007	$44.32	$31.62	$40.59
September 28, 2007	$50.00	$35.90	$46.53
December 31, 2007	$51.60	$33.48	$35.66
March 31, 2008	$41.45	$19.71	$21.53
June 30, 2008	$24.87	$5.22	$5.22
September 30, 2008	$15.84	$2.80	$8.79
December 31, 2008	$16.73	$4.55	$11.02
March 31, 2009	$12.88	$3.45	$4.48
June 30, 2009	$6.90	$3.08	$3.19
September 30, 2009	$9.76	$3.07	$9.22
December 31, 2009	$13.33	$6.23	$12.91
March 31, 2010	$20.59	$12.14	$19.55
May 6, 2010*	$23.83	$16.39	$17.97

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: UAUA

Initial price: $17.97

Protection level: 75.00%

Protection price: $13.48

Physical delivery amount: 55($1,000/Initial price)

Fractional shares: 0.648303

Coupon: 19.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $15.83

FWP-219

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	N/A	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

FWP-220

Valero Energy Corporation

According to publicly available information, Valero Energy Corporation (the “Company”) owns and operates 15 refineries located in the United States, Canada, and Aruba that produce conventional gasolines, distillates, jet fuel, asphalt, petrochemicals, lubricants, and other refined products as well as a slate of premium products including RBOB1, gasoline meeting the specifications of the California Air Resources Board (CARB), CARB diesel fuel, low-sulfur and ultra-low-sulfur diesel fuel, and oxygenates (liquid hydrocarbon compounds containing oxygen). The Company markets branded and unbranded refined products on a wholesale basis in the United States and Canada through an extensive bulk and rack marketing network. The Company also sells refined products through a network of about 5,800 retail and wholesale branded outlets in the United States, Canada, and Aruba.

As of January 31, 2010, the Company had 20,920 employees.

The linked share’s SEC file number is 01-13175.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.73	$13.97	$18.44
September 30, 2004	$20.30	$15.90	$20.05
December 31, 2004	$23.90	$19.43	$22.70
March 31, 2005	$38.58	$21.01	$36.64
June 30, 2005	$41.13	$28.96	$39.56
September 30, 2005	$58.63	$39.38	$56.53
December 30, 2005	$58.15	$45.86	$51.60
March 31, 2006	$63.61	$48.00	$59.78
June 30, 2006	$70.74	$55.19	$66.52
September 29, 2006	$68.83	$46.84	$51.47
December 29, 2006	$57.09	$47.52	$51.16
March 30, 2007	$66.02	$47.66	$64.49
June 29, 2007	$77.89	$63.53	$73.86
September 28, 2007	$78.68	$60.00	$67.18
December 31, 2007	$75.75	$60.80	$70.03
March 31, 2008	$71.10	$45.03	$49.11
June 30, 2008	$55.00	$39.20	$41.18
September 30, 2008	$40.74	$28.20	$30.30
December 31, 2008	$30.34	$13.94	$21.64
March 31, 2009	$26.20	$15.71	$17.90
June 30, 2009	$23.61	$15.89	$16.89
September 30, 2009	$21.10	$15.29	$19.39
December 31, 2009	$21.47	$15.76	$16.75
March 31, 2010	$20.98	$17.12	$19.70
May 6, 2010*	$21.49	$18.12	$19.35

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: VLO

Initial price: $19.35

Protection level: 80.00%

Protection price: $15.48

Physical delivery amount: 51($1,000/Initial price)

Fractional shares: 0.679587

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 2.65% per annum

Coupon amount monthly: $7.50

FWP-221

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		101.33%
+ 90%	4.50%		91.33%
+ 80%	4.50%		81.33%
+ 70%	4.50%		71.33%
+ 60%	4.50%		61.33%
+ 50%	4.50%		51.33%
+ 40%	4.50%		41.33%
+ 30%	4.50%		31.33%
+ 20%	4.50%		21.33%
+ 10%	4.50%		11.33%
+ 5%	4.50%		6.33%

0%	4.50%		1.33%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-3.67%
- 10%	4.50%	-5.50%	-8.67%
- 20%	4.50%	-15.50%	-18.67%
- 30%	N/A	-25.50%	-28.67%
- 40%	N/A	-35.50%	-38.67%
- 50%	N/A	-45.50%	-48.67%
- 60%	N/A	-55.50%	-58.67%
- 70%	N/A	-65.50%	-68.67%
- 80%	N/A	-75.50%	-78.67%
- 90%	N/A	-85.50%	-88.67%
- 100%	N/A	-95.50%	-98.67%

FWP-222

VMware, Inc.

According to publicly available information, VMware, Inc. (the “Company”) is the leading provider of virtualization solutions from the desktop to the data center and to the cloud. The Company’s virtualization solutions represent a pioneering approach to computing that separates application software from the underlying hardware to achieve significant improvements in efficiency, availability, flexibility, and manageability.

As of December 31, 2009, the Company’s total revenues increase 8% to $2,023.9 million.

The linked share’s SEC file number is 001-33622.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	$85.52	$48.00	$85.00
December 31, 2007	$125.25	$71.00	$84.99
March 31, 2008	$86.93	$41.41	$42.82
June 30, 2008	$72.08	$42.05	$53.86
September 30, 2008	$57.00	$22.83	$26.64
December 31, 2008	$32.74	$17.29	$23.69
March 31, 2009	$27.21	$19.22	$23.62
June 30, 2009	$33.38	$24.42	$27.27
September 30, 2009	$41.19	$25.75	$40.17
December 31, 2009	$45.57	$36.92	$42.38
March 31, 2010	$54.99	$41.09	$53.30
May 6, 2010*	$63.81	$51.35	$58.65

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: VMW

Initial price: $58.65

Protection level: 80.00%

Protection price: $46.92

Physical delivery amount: 17($1,000/Initial price)

Fractional shares: 0.050298

Coupon: 9.00% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-223

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-224

MEMC Electronic Materials, Inc.

According to publicly available information, MEMC Electronic Materials, Inc. (the “Company”) is a global leader in the manufacture and sale of wafers for the semiconductor industry The Company provides wafers in sizes ranging from 100 millimeters (4 inch) to 300 millimeters (12 inch) and in three general categories: prime, epitaxial and test/monitor. Since 2007, the Company has been selling 156 millimeter wafers targeted for solar applications. The Company was formed in 1984 as a Delaware corporation and completed its initial public stock offering in 1995.

The linked share’s SEC file number is 001-13828.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.47	$7.81	$9.88
September 30, 2004	$9.97	$7.33	$8.48
December 31, 2004	$13.28	$8.45	$13.25
March 31, 2005	$14.95	$10.70	$13.45
June 30, 2005	$16.89	$10.85	$15.77
September 30, 2005	$23.65	$15.71	$22.79
December 30, 2005	$24.27	$16.20	$22.17
March 31, 2006	$38.50	$22.60	$36.92
June 30, 2006	$48.89	$30.01	$37.50
September 29, 2006	$41.30	$26.27	$36.63
December 29, 2006	$44.01	$31.94	$39.14
March 30, 2007	$64.09	$39.51	$60.58
June 29, 2007	$68.80	$52.22	$61.12
September 28, 2007	$64.68	$49.70	$58.86
December 31, 2007	$96.08	$57.15	$88.49
March 31, 2008	$91.45	$59.41	$70.90
June 30, 2008	$78.31	$60.87	$61.54
September 30, 2008	$60.99	$25.15	$28.26
December 31, 2008	$29.65	$10.00	$14.28
March 31, 2009	$19.26	$11.70	$16.49
June 30, 2009	$21.36	$13.43	$17.81
September 30, 2009	$20.93	$15.10	$16.63
December 31, 2009	$16.68	$11.78	$13.62
March 31, 2010	$15.67	$11.50	$15.33
May 6, 2010*	$16.99	$10.92	$11.88

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFR

Initial price: $11.88

Protection level: 75.00%

Protection price: $8.91

Physical delivery amount: 84($1,000/Initial price)

Fractional shares: 0.175084

Coupon: 14.50% per annum

Maturity: November 30, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $12.08

FWP-225

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.25%		100.00%
+ 90%	7.25%		90.00%
+ 80%	7.25%		80.00%
+ 70%	7.25%		70.00%
+ 60%	7.25%		60.00%
+ 50%	7.25%		50.00%
+ 40%	7.25%		40.00%
+ 30%	7.25%		30.00%
+ 20%	7.25%		20.00%
+ 10%	7.25%		10.00%
+ 5%	7.25%		5.00%

0%	7.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.25%	2.25%	-5.00%
- 10%	7.25%	-2.75%	-10.00%
- 20%	7.25%	-12.75%	-20.00%
- 30%	N/A	-22.75%	-30.00%
- 40%	N/A	-32.75%	-40.00%
- 50%	N/A	-42.75%	-50.00%
- 60%	N/A	-52.75%	-60.00%
- 70%	N/A	-62.75%	-70.00%
- 80%	N/A	-72.75%	-80.00%
- 90%	N/A	-82.75%	-90.00%
- 100%	N/A	-92.75%	-100.00%

FWP-226

Walter Energy, Inc.

According to publicly available information, Walter Energy, Inc. (the “Company”) is a producer and exporter of metallurgical coal for the global steel industry and also produces steam coal, coal bed methane gase, metallurgical coke and other related products.

As of December 31, 2009, the Company and its subsidiaries employed approximately 2,100 people, of whom approximately 1,300 were hourly workers and 800 were salaried employees.

The linked share’s SEC file number is 001-13711.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$7.06	$5.82	$6.87
September 30, 2004	$8.15	$6.51	$8.08
December 31, 2004	$17.22	$7.68	$17.01
March 31, 2005	$24.09	$15.09	$21.46
June 30, 2005	$25.12	$16.70	$20.28
September 30, 2005	$24.96	$19.97	$24.68
December 30, 2005	$26.55	$19.90	$25.08
March 31, 2006	$34.86	$24.67	$33.61
June 30, 2006	$36.04	$22.50	$29.08
September 29, 2006	$28.58	$20.76	$21.53
December 29, 2006	$28.49	$19.97	$27.05
March 30, 2007	$28.75	$23.90	$24.75
June 29, 2007	$32.52	$25.58	$28.96
September 28, 2007	$32.23	$20.53	$26.90
December 31, 2007	$38.79	$26.80	$35.93
March 31, 2008	$64.45	$30.78	$62.63
June 30, 2008	$111.87	$61.66	$108.77
September 30, 2008	$110.21	$39.08	$47.45
December 31, 2008	$46.88	$11.12	$17.51
March 31, 2009	$26.25	$15.19	$22.87
June 30, 2009	$38.74	$21.57	$36.24
September 30, 2009	$67.79	$34.27	$60.06
December 31, 2009	$80.08	$53.11	$75.31
March 31, 2010	$94.00	$63.60	$92.27
May 6, 2010*	$99.40	$67.57	$74.08

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WLT

Initial price: $74.08

Protection level: 70.00%

Protection price: $51.86

Physical delivery amount: 13($1,000/Initial price)

Fractional shares: 0.498920

Coupon: 12.25% per annum

Maturity: November 30, 2010

Dividend yield: 0.58% per annum

Coupon amount monthly: $10.21

FWP-227

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.125%		100.29%
+ 90%	6.125%		90.29%
+ 80%	6.125%		80.29%
+ 70%	6.125%		70.29%
+ 60%	6.125%		60.29%
+ 50%	6.125%		50.29%
+ 40%	6.125%		40.29%
+ 30%	6.125%		30.29%
+ 20%	6.125%		20.29%
+ 10%	6.125%		10.29%
+ 5%	6.125%		5.29%

0%	6.125%		0.29%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.125%	1.125%	-4.71%
- 10%	6.125%	-3.875%	-9.71%
- 20%	6.125%	-13.875%	-19.71%
- 30%	6.125%	-23.875%	-29.71%
- 40%	N/A	-33.875%	-39.71%
- 50%	N/A	-43.875%	-49.71%
- 60%	N/A	-53.875%	-59.71%
- 70%	N/A	-63.875%	-69.71%
- 80%	N/A	-73.875%	-79.71%
- 90%	N/A	-83.875%	-89.71%
- 100%	N/A	-93.875%	-99.71%

FWP-228

United States Steel Corporation

According to publicly available information, United States Steel Corporation (the “Company”) is an integrated steel producer with major production operations in North America and Central Europe. An integrated producer uses iron ore and coke as primary raw materials for steel production. As of December 31, 2009, the Company has annual raw steel production capability of 31.7 million net tons and is the fifth largest steel producer in the world. . The Company is also engaged in several other business activities, most of which are related to steel manufacturing. These include the production of coke in both the North America and Central Europe; and the production of iron ore pellets from taconite, transportation services (railroad and barge operations), real estate operations, and engineering and consulting services in North America.

The linked share’s SEC file number is 1-16811.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.98	$25.23	$35.12
September 30, 2004	$39.98	$32.95	$37.62
December 31, 2004	$54.06	$32.15	$51.25
March 31, 2005	$63.90	$45.20	$50.85
June 30, 2005	$52.12	$34.05	$34.37
September 30, 2005	$45.95	$34.09	$42.35
December 30, 2005	$51.45	$33.59	$48.07
March 31, 2006	$64.47	$48.05	$60.68
June 30, 2006	$77.52	$56.15	$70.12
September 29, 2006	$70.66	$53.63	$57.68
December 29, 2006	$79.01	$54.18	$73.14
March 30, 2007	$101.60	$68.83	$99.17
June 29, 2007	$127.26	$99.07	$108.75
September 28, 2007	$116.37	$74.47	$105.94
December 31, 2007	$121.11	$85.05	$120.91
March 31, 2008	$128.30	$91.11	$126.87
June 30, 2008	$196.00	$122.00	$184.78
September 30, 2008	$180.57	$68.63	$77.61
December 31, 2008	$77.92	$20.73	$37.20
March 31, 2009	$41.30	$16.66	$21.13
June 30, 2009	$43.15	$20.18	$35.74
September 30, 2009	$51.65	$29.36	$44.37
December 31, 2009	$58.19	$33.25	$55.12
March 31, 2010	$66.45	$42.33	$63.52
May 6, 2010*	$70.95	$48.90	$52.30

*	High, low and closing prices are for the period starting April 1, 2010 and ending May 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: X

Initial price: $52.30

Protection level: 75.00%

Protection price: $39.23

Physical delivery amount: 19($1,000/Initial price)

Fractional shares: 0.120459

Coupon: 15.25% per annum

Maturity: November 30, 2010

Dividend yield: 0.38% per annum

Coupon amount monthly: $12.71

FWP-229

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.625%		100.19%
+ 90%	7.625%		90.19%
+ 80%	7.625%		80.19%
+ 70%	7.625%		70.19%
+ 60%	7.625%		60.19%
+ 50%	7.625%		50.19%
+ 40%	7.625%		40.19%
+ 30%	7.625%		30.19%
+ 20%	7.625%		20.19%
+ 10%	7.625%		10.19%
+ 5%	7.625%		5.19%

0%	7.625%		0.19%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.625%	2.625%	-4.81%
- 10%	7.625%	-2.375%	-9.81%
- 20%	7.625%	-12.375%	-19.81%
- 30%	N/A	-22.375%	-29.81%
- 40%	N/A	-32.375%	-39.81%
- 50%	N/A	-42.375%	-49.81%
- 60%	N/A	-52.375%	-59.81%
- 70%	N/A	-62.375%	-69.81%
- 80%	N/A	-72.375%	-79.81%
- 90%	N/A	-82.375%	-89.81%
- 100%	N/A	-92.375%	-99.81%

FWP-230